BlackRock Municipal Bond Fund, Inc.

Supplement Dated October 2, 2006 to
Prospectus Dated October 2, 2006

Shareholders of the BlackRock Municipal Insured Fund (the “Insured Fund”) and the BlackRock National Municipal Fund (the “National Fund”) are currently being asked to approve an increase in the investment advisory fee rates for these Funds to the rates that are set forth in the Prospectus under “Management of the Funds — BlackRock Advisors, LLC.” If shareholders of a Fund do not approve the higher fee schedule, the investment advisory fee rates for that Fund will not increase and will remain as stated in this Prospectus Supplement.

Until such shareholder approval is obtained, the annual advisory fee rates as a percentage of average daily net assets will range from 0.40% to 0.325% for the Insured Fund and from 0.40% to 0.35% for the National Fund. Based on these lower fee schedules, for the Funds’ most recently completed fiscal year, the effective annual advisory fee rates would have been 0.34% for the Insured Fund and 0.37% for the National Fund.

If a Fund’s shareholders approve the higher fee rates, these annual fee rates will range from 0.40% to 0.35% for the Insured Fund and from 0.50% to 0.475% for the National Fund. For the Funds’ most recently completed fiscal year, the Funds paid advisory fees based on the higher advisory fee rates then in effect of 0.37% for the Insured Fund and 0.48% for the National Fund.

ALTERNATIVES   BLACKROCK SOLUTIONS    EQUITIES    FIXED INCOME    LIQUIDITY    REAL ESTATE

BlackRock Municipal Bond Fund, Inc.

Prospectus
October 2, 2006

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

KEY FACTS

BlackRock Municipal Bond Fund at a Glance	3
Risk/Return Bar Chart	6
Fees and Expenses	12

DETAILS ABOUT THE FUNDS

How Each Fund Invests	20
Investment Risks	23
Statement of Additional Information	28

YOUR ACCOUNT

Pricing of Shares	29
How to Buy, Sell, Transfer and Exchange Shares	41
How Shares Are Priced	48
Participation in Fee-Based Programs	49
Dividends and Taxes	49
Electronic Delivery	51
Delivery of Shareholder Documents	51

MANAGEMENT OF THE FUNDS

BlackRock Advisors, LLC	52
Financial Highlights	56

FOR MORE INFORMATION

Shareholder Reports	Back Cover
Statement of Additional Information	Back Cover

Key Facts

BlackRock Municipal Bond Fund at a Glance

IMPORTANT DEFINITIONS
In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this Prospectus in the sidebar.

Municipal Bonds — debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax).

Investment Grade — any of the four highest debt obligation ratings by recognized rating agencies, including Standard & Poor’s, Moody’s Investors Service, Inc. and Fitch Ratings.

What are the Funds’ investment objectives?

BlackRock Municipal Bond Fund, Inc. (the “Corporation”) consists of four separate portfolios — the BlackRock Municipal Insured Fund (the “Insured Fund”), the BlackRock National Municipal Fund (the “National Fund”), the BlackRock Short-Term Municipal Fund (the “Short-Term Fund”) and the BlackRock High Yield Municipal Fund (the “High Yield Fund”). Each Fund is, in effect, a separate fund that issues its own shares. The investment objective of each Fund is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of such Fund.

What are the Funds’ main investment strategies?

Under normal circumstances, each Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds. In choosing investments, each Fund’s management analyzes the credit quality of issuers (and insurers, in the case of the Insured Fund) and considers the yields available on municipal bonds with different maturities. The investment strategies of the Funds differ primarily in the quality and maturity of the municipal bonds in which they invest.

The Insured Fund invests primarily in investment grade municipal bonds and, under normal circumstances, invests at least 80% of its assets in municipal bonds that are covered by insurance that guarantees the timely payment of principal at maturity and interest when due. The Fund will usually invest a majority of its assets in municipal bonds that have a maturity of five years or longer. While insurance reduces the credit risk of the Fund’s investments, it may also reduce the yield on insured bonds. Therefore, the Fund’s yield may be lower than it would be if the Fund invested in uninsured municipal bonds. Insurance does not guarantee the market value of municipal bonds in the Fund or the value of the Fund’s shares.

The National Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer. Fund management chooses municipal bonds that it believes offer a relatively high potential for total return relative to their total risk. Although the Fund may invest in municipal bonds in any rating category, Fund management does not presently intend to invest more than 35% of the Fund’s assets in municipal bonds rated below investment grade (below BBB by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”) or below Baa by Moody’s Investors Service, Inc. (“Moody’s”)) or in unrated municipal bonds that Fund management believes are of comparable quality. These lower-rated obligations are commonly known as “junk

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IMPORTANT DEFINITIONS

Municipal Notes — shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and that have a maturity that is generally one year or less.

bonds.” The 35% limitation on junk bond investments reflects only the present intention of Fund management, and may be changed at any time. Therefore, it is possible that the Fund could invest up to 100% of its assets in junk bonds. Fund management does not presently intend to invest in municipal bonds that are in default or that it believes will be in default.

The Short-Term Fund invests primarily in investment grade municipal bonds that have a maturity of less than four years or in municipal notes. Because of their shorter maturities, the Fund’s investments will not usually be as sensitive to changes in prevailing interest rates as are long-term municipal bonds. Fluctuations in interest rates on short-term municipal bonds may, however, vary more widely from time to time than those on long-term municipal bonds.

The High Yield Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer. Fund management chooses municipal bonds that it believes offer a relatively high potential for total return relative to their total risk. Although the Fund may invest in municipal bonds in any rating category, Fund management presently intends to invest at least 65% of the Fund’s net assets in medium- to low-quality bonds as rated by at least one independent rating agency (BBB or lower by S&P or Fitch or Baa or lower by Moody’s), or if unrated, judged to be of comparable quality by the Fund’s investment adviser. Obligations rated below BBB or Baa are commonly known as “junk bonds.” It is possible that the Fund could invest up to 100% of its assets in junk bonds.

None of the Funds currently contemplates investing more than 25% of its total assets in municipal bonds or municipal notes whose issuers are located in the same state.

What are the main risks of investing in the Funds?

No Fund can guarantee that it will achieve its investment objective.

As with any fund, the value of each Fund’s investments — and therefore the value of the Fund’s shares —may fluctuate. These changes may occur in response to interest rate changes or other developments that may affect the municipal bond market generally, or a particular issuer or obligation. Generally, when interest rates go up, the value of municipal bonds goes down. Bonds with longer maturities are affected more by changes in interest rates than bonds with shorter maturities. In addition, there are specific factors that may affect the value of a particular security. Also, Fund management may select securities that underperform the bond market, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. If the value of a Fund’s investments goes down, you may lose money.

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IMPORTANT DEFINITIONS
Credit Risk — the risk that the issuer of a bond or other fixed-income security will be unable to pay the interest or principal when due.

Call and Redemption Risk — the risk a bond’s issuer may call a bond held by a Fund for redemption before it matures.

Each Fund is also subject to credit risk and call and redemption risk.

The National Fund and the High Yield Fund may invest a substantial portion of their assets in junk bonds and the High Yield Fund may invest up to 10% of its assets in distressed securities. Investing in junk bonds is riskier than investing in higher quality municipal bonds — price fluctuations may be larger and more frequent, and there is greater risk of losing both income and principal. Investing in municipal bonds that are distressed securities is speculative and involves significant risk in addition to the risks of investing in junk bonds. The High Yield Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, the National Fund and the High Yield Fund may also invest to a greater extent in municipal bonds with longer maturities.

Who should invest?

One of the Funds may be an appropriate investment for you if you:

•	Are looking for an investment that provides current income exempt from Federal income tax
•	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in municipal bonds
•	Are looking for liquidity
•	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of municipal bonds in general

The National Fund or the High Yield Fund may be an appropriate investment for you if, in addition to the first four factors outlined above, you:

•	Are willing to accept the risk of greater loss of income and principal

The Short-Term Fund may be an appropriate investment for you if, in addition to the first four factors outlined above, you:

•	Are investing with shorter-term goals

5

Risk/Return Bar Chart for the Insured Fund

The bar chart and table shown below provide an indication of the risks of investing in the Insured Fund. The bar chart shows changes in the Insured Fund’s performance for Investor A shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Insured Fund’s shares with those of the Lehman Brothers Municipal Bond Index, a broad measure of market performance. How the Insured Fund performed in the past (before and after taxes) is not necessarily an indication of how the Insured Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 5.27% (quarter ended September 30, 2002) and the lowest return for a quarter was -2.67% (quarter ended June 30, 1999). The year-to-date return as of June 30, 2006 was -0.14%.

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After-tax returns are shown only for Investor A shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Insured Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax-advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2005)	One Year	Five Years	Ten Years

Insured Fund — Investor A(a)
Return Before Taxes(b)	-0.43%	4.47%	4.52%
Return After Taxes on Distributions(b)	-0.49%	4.46%	4.42%
Return After Taxes on Distributions
and Sale of Fund Shares(b)	1.22%	4.51%	4.51%

Insured Fund — Investor B(a)(c)
Return Before Taxes(b)	-0.77%	4.46%	4.43%

Insured Fund — Investor C(d)
Return Before Taxes(b)	1.96%	4.57%	4.18%

Insured Fund — Investor C1(a)(e)
Return Before Taxes(b)	2.15%	4.75%	4.37%

Insured Fund — Institutional(a)(f)
Return Before Taxes(b)	3.98%	5.62%	5.22%

Lehman Brothers Municipal Bond Index(g)	3.51%	5.59%	5.71%

(a)	Prior to the date of this Prospectus, Investor A shares were designated Class A shares, Investor B shares were designated Class B shares, Investor C1 shares were designated Class C shares and Institutional shares were designated Class I shares.
(b)	Includes all applicable fees and sales charges.
(c)	As of the date of this Prospectus, Investor B shares generally are no longer available for purchase but continue to be available for exchanges and for dividend and capital gain reinvestment for existing shareholders. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(d)	The returns for Investor C shares are based on the performance of the Institutional shares adjusted to reflect the distribution and account maintenance (12b-1) fees and other fees that will be applicable to Investor C shares. Investor C shares will commence operations following the date of this Prospectus.
(e)	As of the date of this Prospectus, Investor C1 shares generally are no longer available for purchase or exchange but continue to be available for dividend and capital gain reinvestment for existing shareholders. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(f)	The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns shown for Institutional shares would be lower.
(g)	This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

7

Risk/Return Bar Chart for the National Fund

The bar chart and table shown below provide an indication of the risks of investing in the National Fund. The bar chart shows changes in the National Fund’s performance for Investor A shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the National Fund’s shares with those of the Lehman Brothers Municipal Bond Index, a broad measure of market performance. How the National Fund performed in the past (before and after taxes) is not necessarily an indication of how the National Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 4.53% (quarter ended December 31, 2000) and the lowest return for a quarter was -2.42% (quarter ended September 30, 1999). The year-to-date return as of June 30, 2006 was 0.84%.

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After-tax returns are shown only for Investor A shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their National Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax-advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2005)	One Year	Five Years	Ten Years

National Fund — Investor A(a)
Return Before Taxes(b)	0.27%	5.08%	4.97%
Return After Taxes on Distributions(b)	0.26%	5.08%	4.96%
Return After Taxes on Distributions
and Sale of Fund Shares(b)	1.77%	5.07%	4.98%

National Fund — Investor B(a)(c)
Return Before Taxes(b)	-0.07%	5.08%	4.86%

National Fund — Investor C(d)
Return Before Taxes(b)	2.76%	5.15%	4.62%

National Fund — Investor C1(a)(e)
Return Before Taxes(b)	2.96%	5.35%	4.82%

National Fund — Institutional(a)(f)
Return Before Taxes(b)	4.80%	6.20%	5.67%

Lehman Brothers Municipal Bond Index(g)	3.51%	5.59%	5.71%

(a)	Prior to the date of this Prospectus, Investor A shares were designated Class A shares, Investor B shares were designated Class B shares, Investor C1 shares were designated Class C shares and Institutional shares were designated Class I shares.
(b)	Includes all applicable fees and sales charges.
(c)	As of the date of this Prospectus, Investor B shares generally are no longer available for purchase but continue to be available for exchanges and for dividend and capital gain reinvestment for existing shareholders. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(d)	The returns for Investor C shares are based on the performance of the Institutional shares adjusted to reflect the distribution and account maintenance (12b-1) fees and other fees that will be applicable to Investor C shares. Investor C shares will commence operations following the date of this Prospectus.
(e)	As of the date of this Prospectus, Investor C1 shares generally are no longer available for purchase or exchange but continue to be available for dividend and capital gain reinvestment for existing shareholders. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(f)	The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns shown for Institutional shares would be lower.
(g)	This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

9

Risk/Return Bar Chart for the Short-Term Fund

The bar chart and table shown below provide an indication of the risks of investing in the Short-Term Fund. The bar chart shows changes in the Short-Term Fund’s performance for Institutional shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Short-Term Fund’s shares with those of the Lehman Brothers Municipal Bond Index and the Lehman Brothers 3-year General Obligation Bond Index, each a broad measure of market performance. How the Short-Term Fund performed in the past (before and after taxes) is not necessarily an indication of how the Short-Term Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 1.87% (quarter ended March 31, 2001) and the lowest return for a quarter was -0.37% (quarter ended June 30, 2004). The year-to-date return as of June 30, 2006 was 0.81%.

10

After-tax returns are shown only for Institutional shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Short-Term Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax-advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2005)	One Year	Five Years	Ten Years

Short-Term Fund — Investor A(a)
Return Before Taxes(b)	-1.88%	1.64%	2.64%

Short-Term Fund — Investor A1(c)
Return Before Taxes(b)	0.19%	2.19%	3.01%

Short-Term Fund — Investor B(d)
Return Before Taxes(b)	0.05%	2.15%	2.85%

Short-Term Fund — Investor C(d)
Return Before Taxes(b)	-0.60%	1.49%	2.19%

Short-Term Fund — Institutional(e)
Return Before Taxes(b)	1.40%	2.51%	3.21%
Return After Taxes on Distributions(b)	1.40%	2.51%	3.21%
Return After Taxes on Distributions and
Sale of Fund Shares(b)	1.72%	2.52%	3.22%

Lehman Brothers Municipal Bond Index(f)	3.51%	5.59%	5.71%

Lehman Brothers 3-year General Obligation
Bond Index(g)	0.84%	3.67%	4.16%

(a)	Investor A shares will commence operations following the date of this Prospectus. The returns for Investor A shares are based upon performance of the Fund’s Institutional shares. The returns for Investor A shares, however, are adjusted to reflect the account maintenance (12b-1) fees and other fees applicable to such shares.
(b)	Includes all applicable fees and sales charges.
(c)	Prior to the date of this Prospectus, Investor A1 shares were designated Class A shares. Investor A1 shares will not otherwise generally be available for purchase or exchange but continue to be available for dividend and capital gain reinvestment for existing shareholders. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(d)	Prior to the date of this Prospectus, Investor B shares were designated Class B shares. As of the date of this Prospectus, Investor B shares generally are no longer available for purchase but continue to be available for exchanges and for dividend and capital gain reinvestment for existing shareholders. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.” Investor C shares will commence operations following the date of this Prospectus. The returns for Investor C shares are based upon performance of the Fund’s Institutional shares. The returns for Investor C shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to such shares.
(e)	Prior to the date of this Prospectus, Institutional shares were designated Class I shares. The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns shown for Institutional shares would be lower.
(f)	This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
(g)	This unmanaged Index consists of state and local government obligation bonds that mature in 3 to 4 years, rated Baa or better. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

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Risk/Return Bar Chart for the High Yield Fund

Because the High Yield Fund only recently commenced operations, it does not have performance information an investor would find useful in evaluating the risks of investing in the Fund.

Fees and Expenses

UNDERSTANDING EXPENSES
Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that each Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Management Fee — a fee paid to the Investment Adviser for managing a Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

Fees and Expenses for the Insured Fund

The Insured Fund and the National Fund offer five different classes of shares, the Short-Term Fund offers seven different classes of shares (six by this Prospectus) and the High Yield Fund offers three different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial adviser or other financial intermediary can help you with this decision.

These tables show the different fees and expenses that you may pay if you buy and hold the different classes of shares of each Fund. Future expenses may be greater or less than those indicated below.

	Insured Fund
Shareholder Fees (fees paid directly from your investment)(a):	Investor A		Investor B(b)		Investor C		Investor C1(c)		Institutional

Maximum Sales Charge (Load) imposed on
purchases (as a percentage of offering price)	4.25	%(d)	None		None		None		None

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)	None	(e)	4.00	%(d)	1.00	%(d)	1.00	%(d)	None

Maximum Sales Charge (Load) imposed on
Dividend Reinvestments	None		None		None		None		None

Redemption Fee	None		None		None		None		None

Exchange Fee	None		None		None		None		None

Annual Fund Operating Expenses (expenses
that are deducted from Fund assets):

Management Fee(f)	0.37%		0.37%		0.37%		0.37%		0.37%

Distribution and/or Service (12b-1) Fees(g)	0.25%		0.75%		1.00%		0.80%		None

Other Expenses (including transfer agency
fees)(h)	0.09%		0.09%		0.09%		0.09%		0.09%

Total Annual Fund Operating Expenses(f)	0.71%		1.21%		1.46%		1.26%		0.46%

(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. For example, Merrill Lynch generally charges a fee of $5.35 when a client buys or redeems shares. Also, PFPC, Inc., the transfer agent, charges a fee of $7.50 for redemption payments made by wire transfer and $15 for redemption by check sent via overnight mail. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Investor B shares automatically convert to Investor A shares approximately ten years after you buy them and will no longer be subject to distribution fees. As of the date of this Prospectus, Investor B shares generally are no longer available for purchase but continue to be available for exchanges and for dividend and capital gain reinvestment. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(c)	As of the date of this Prospectus, Investor C1 shares generally are no longer available for purchase or exchange but continue to be available for dividend and capital gain reinvestment.
(d)	Some investors may qualify for reductions in or waivers of the sales charge (load). See “Your Account — Pricing of Shares.”
(e)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within 18 months.
(f)	The Investment Adviser may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund. Taking this waiver into account, the Total Annual Fund Operating Expense ratios would be 0.70%, 1.21%, 1.45%, 1.26% and 0.45% for Investor A, Investor B, Investor C, Investor C1 and Institutional shares, respectively.
(g)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Investor B, Investor C or Investor C1 shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought Investor A shares.
(h)	PFPC, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.

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Examples:

These examples are intended to help you compare the cost of investing in the Insured Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Insured Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Insured Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A	$494	$642	$803	$1,270

Investor B	$523	$684	$865	$1,466

Investor C	$249	$462	$797	$1,746

Investor C1	$228	$400	$692	$1,523

Institutional	$47	$148	$258	$579

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A	$494	$642	$803	$1,270

Investor B	$123	$384	$665	$1,466

Investor C	$149	$462	$797	$1,746

Investor C1	$128	$400	$692	$1,523

Institutional	$47	$148	$258	$579

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Fees and Expenses for the National Fund

	National Fund
Shareholder Fees (fees paid directly from your investment)(a):	Investor A		Investor B(b)		Investor C	Investor C1(c)		Institutional

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.25	%(d)	None		None	None		None

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)	None	(e)	4.00	%(d)	1.00 (d)	1.00	%(d)	None

Maximum Sales Charge (Load) imposed on
Dividend Reinvestments	None		None		None	None		None

Redemption Fee	None		None		None	None		None

Exchange Fee	None		None		None	None		None

Annual Fund Operating Expenses (expenses
that are deducted from Fund assets):

Management Fee(f)	0.48%		0.48%		0.48%	0.48%		0.48%

Distribution and/or Service (12b-1) Fees(g)	0.25%		0.75%		1.00%	0.80%		None

Other Expenses (including transfer agency fees)(h)	0.11%		0.12%		0.11%	0.12%		0.11%

Total Annual Fund Operating Expenses(f)	0.84%		1.35%		1.59%	1.40%		0.59%

(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. For example, Merrill Lynch generally charges a fee of $5.35 when a client buys or redeems shares. Also, PFPC, Inc., the transfer agent, charges a fee of $7.50 for redemption payments made by wire transfer and $15 for redemption by check sent via overnight mail. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Investor B shares automatically convert to Investor A shares approximately ten years after you buy them and will no longer be subject to distribution fees. As of the date of this Prospectus, Investor B shares generally are no longer available for purchase but continue to be available for exchanges and for dividend and capital gain reinvestment. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(c)	As of the date of this Prospectus, Investor C1 shares generally are no longer available for purchase or exchange but continue to be available for dividend and capital gain reinvestment.
(d)	Some investors may qualify for reductions in or waivers of the sales charge (load). See “Your Account — Pricing of Shares.”
(e)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within 18 months.
(f)	The Investment Adviser may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund. Taking this waiver into account, the Total Annual Fund Operating Expense ratios would be 0.83%, 1.34%, 1.58%, 1.39% and 0.58% for Investor A, Investor B, Investor C, Investor C1 and Institutional shares, respectively.
(g)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Investor B, Investor C or Investor C1 shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought Investor A shares.
(h)	PFPC, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.

14

Examples:

These examples are intended to help you compare the cost of investing in the National Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the National Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the National Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A	$507	$682	$871	$1,418

Investor B	$537	$728	$939	$1,624

Investor C	$262	$502	$866	$1,889

Investor C1	$243	$443	$766	$1,680

Institutional	$60	$189	$329	$738

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A	$507	$682	$871	$1,418

Investor B	$137	$428	$739	$1,624

Investor C	$162	$502	$866	$1,889

Investor C1	$143	$443	$766	$1,680

Institutional	$60	$189	$329	$738

15

Fees and Expenses for the Short-Term Fund
	Short-Term Fund
Shareholder Fees (fees paid directly from your investment)(a):	Investor A		Investor A1(b)		Investor B(c)		Investor C		Institutional

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	3.00	%(d)	1.00	%(d)	None		None		None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
	None	(e)	None	(e)	1.00	%(d)	1.00	%(d)	None

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None		None

Redemption Fee	None		None		None		None		None

Exchange Fee	None		None		None		None		None

Annual Fund Operating Expenses (expenses
that are deducted from Fund assets):

Management Fee	0.34%		0.34%		0.34%		0.34%		0.34%

Distribution and/or Service (12b-1) Fees(f)	0.25%		0.10%		0.35%		1.00%		None

Other Expenses (including transfer agency fees)(g)	0.11%		0.11%		0.12%		0.11%		0.11%

Total Annual Fund Operating Expenses(h)	0.70%		0.55%		0.81%		1.45%		0.45%

(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. For example, Merrill Lynch generally charges a fee of $5.35 when a client buys or redeems shares. Also, PFPC, Inc., the transfer agent, charges a fee of $7.50 for redemption payments made by wire transfer and $15 for redemption by check sent via overnight mail. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Investor A1 shares will not otherwise generally be available for purchase or exchange but continue to be available for dividend and capital gain reinvestment. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(c)	Investor B shares automatically convert to Investor A1 shares approximately ten years after you buy them and will no longer be subject to distribution fees and will be subject to lower account maintenance fees. As of the date of this Prospectus, Investor B shares generally are no longer available for purchase but continue to be available for exchanges and for dividend and capital gain reinvestment. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(d)	Some investors may qualify for reductions in or waivers of the sales charge (load). See “Your Account — Pricing of Shares.”
(e)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within 18 months (Investor A shares) or one year (Investor A1 shares).
(f)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Investor B or Investor C shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought Investor A shares.
(g)	PFPC, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.
(h)	It is anticipated that during the fourth quarter of 2006, the Short-Term Fund will acquire the assets and assume the liabilities of the BlackRock UltraShort Municipal Portfolio, a portfolio of BlackRock FundsSM (the “Reorganization”). After the Reorganization, BlackRock Advisors, LLC (“BlackRock Advisors”) has contractually agreed to waive or reimburse fees or expenses in order to limit expenses as a percentage of average daily net assets allocated to each class (excluding interest expense) as follows: 0.80% (for Investor A shares) and 0.45% (for Institutional shares), until February 1, 2007. In addition to these contractual waivers, BlackRock Advisors has voluntarily agreed to waive or reimburse fees or expenses in order to limit expenses as follows: 0.60% (for Investor A shares), 0.45% (for Investor A1 shares), 0.70% (for Investor B shares), 1.35% (for Investor C shares) and 0.35% (for Institutional shares). BlackRock Advisors may reduce or discontinue these voluntary waivers or reimbursements at any time without notice. In addition to these contractual and voluntary waivers, BlackRock Advisors may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund. Taking these waivers into account, the Total Annual Fund Operating Expenses would be 0.59%, 0.44%, 0.69%, 1.34% and 0.34% for Investor A, Investor A1, Investor B, Investor C and Institutional shares, respectively.

16

Examples:

These examples are intended to help you compare the cost of investing in the Short-Term Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Short-Term Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Short-Term Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A	$369	$517	$678	$1,144

Investor A1	$156	$275	$404	$782

Investor B	$183	$284	$450	$1,002

Investor C	$248	$459	$792	$1,735

Institutional	$46	$144	$252	$567

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A	$369	$517	$678	$1,144

Investor A1	$156	$275	$404	$782

Investor B	$83	$259	$450	$1,002

Investor C	$148	$459	$792	$1,735

Institutional	$46	$144	$252	$567

17

Fees and Expenses for the High Yield Fund

	High Yield Fund
Shareholder Fees (fees paid directly from your investment)(a)	Investor A		Investor C		Institutional

Maximum Sales Charge (Load) imposed on
purchases (as a percentage of offering price)	4.25	%(b)	None		None

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)	None	(c)	1.00	%(b)	None

Maximum Sales Charge (Load) imposed
on Dividend Reinvestments	None		None		None

Redemption Fee	None		None		None

Exchange Fee	None		None		None

Annual Fund Operating Expenses (expenses that
are deducted from Fund assets):

Management Fee(d)	0.55%		0.55%		0.55%

Distribution and/or Service (12b-1) Fees(e)	0.25%		1.00%		None

Other Expenses (including transfer agency fees)(f)	0.45%		0.45%		0.45%

Total Annual Fund Operating Expenses	1.25%		2.00%		1.00%

(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. For example, Merrill Lynch generally charges a fee of $5.35 when a client buys or redeems shares. Also, PFPC, Inc., the transfer agent, charges a fee of $7.50 for redemption payments made by wire transfer and $15 for redemption by check sent via overnight mail. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Some investors may qualify for reductions in or waivers of the sales charge (load). See “Your Account — Pricing of Shares”
(c)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within 18 months.
(d)	The Investment Adviser may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.
(e)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Investor C shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought Investor A shares.
(f)	PFPC, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services. The Fund commenced operations on August 1, 2006. Other Expenses have been estimated based on estimated asset levels and expenses for the current fiscal year.

18

Examples:

These examples are intended to help you compare the cost of investing in the High Yield Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the High Yield Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the High Yield Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years

Investor A	$547	$805

Investor C	$303	$627

Institutional	$102	$318

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years

Investor A	$547	$805

Investor C	$203	$627

Institutional	$102	$318

19

Details About the Funds

How Each Fund Invests

ABOUT THE INVESTMENT ADVISER AND THE SUB-ADVISER
The Funds are managed by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC. As used in this Prospectus, the term “Investment Adviser” includes the sub-adviser.

The investment objective of each Fund is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of each Fund.

Outlined below are the main strategies each Fund uses in seeking to achieve its investment objectives:

Each Fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, each Fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations.

Fund management considers a variety of factors when choosing investments, such as:

•	Credit Quality of Issuers — based on bond ratings and other factors including economic and financial conditions.
•	Yield Analysis — takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations typically have higher yields).
•	Maturity Analysis — the weighted average maturity of the portfolio will be maintained within a desirable range as determined from time to time. Factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve.

In addition, Fund management considers the availability of features that protect against an early call of a bond by the issuer.

Each Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

Other Strategies. In addition to the main strategies discussed above, the Funds may use certain other investment strategies.

Each Fund may invest up to 20% of its assets on a temporary basis in taxable money market securities that have a maturity of one year or less. The Funds may make these investments for liquidity purposes or as a temporary investment pending an investment in municipal bonds. As a temporary measure for defensive purposes, each Fund may invest without limitation in taxable money market securities. These investments may prevent a Fund from meeting its investment objective.

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Investments in taxable money market securities as well as some of the derivatives discussed below may cause a Fund to have taxable investment income. Each Fund may also realize capital gains on the sale of its municipal bonds (and other securities it holds). These capital gains will be taxable regardless of whether they are derived from a sale of municipal bonds.

Each of the Funds is permitted to engage in transactions in certain derivatives, such as financial futures contracts and options thereon, for hedging purposes. Each of the Funds may also invest in other derivatives, such as indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements, for hedging purposes or to enhance income. Derivatives are financial instruments whose value is derived from another security or an index such as the Lehman Brothers Municipal Bond Index.

The Funds may invest uninvested cash balances in affiliated money market funds.

Insured Fund

ABOUT THE PORTFOLIO MANAGER OF THE INSURED FUND

Robert A. DiMella, CFA, is a Vice President and the portfolio manager of the Insured Fund.

Outlined below are other main strategies the Insured Fund uses in seeking to achieve its investment objective:

The Insured Fund invests in investment grade municipal bonds covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. Under normal circumstances, the Fund will invest at least 80% of its assets in municipal bonds covered by insurance. This policy is a non-fundamental policy of the Fund and may only be changed with 60 days’ prior notice to shareholders. Either the issuer of the bond or the Fund purchases the insurance. The Fund will usually invest a majority of its assets in municipal bonds that have a maturity of five years or longer.

National Fund

ABOUT THE PORTFOLIO MANAGER OF THE NATIONAL FUND
Walter O’Connor is a Vice President and the portfolio manager of the National Fund.

Outlined below are other main strategies the National Fund uses in seeking to achieve its investment objective:

The National Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer. Fund management will choose municipal bond investments that it believes offer a relatively high potential for total return relative to their total risk. Although the Fund’s investment policies are not governed by specific rating categories, Fund management does not presently intend to invest more than 35% of the Fund’s assets in municipal bonds rated below investment grade (below BBB by S&P or Fitch, or below Baa by Moody’s) or in unrated municipal bonds that Fund management believes are of comparable quality. These lower-rated obligations are commonly known as “junk bonds.” The 35% limitation on junk bond investments reflects only the present intention of Fund management, and may be changed at any time. Therefore, it is possible that the Fund could invest up to 100% of its assets in junk bonds. The Fund will not invest in municipal bonds rated in the lowest rating categories (CC or lower by S&P or Fitch, or Ca

21

or lower by Moody’s) unless Fund management believes those ratings do not accurately reflect the financial condition of the issuer or other factors affecting the creditworthiness of the bonds. Fund management does not presently intend to invest in municipal bonds that are in default or that it believes will be in default.

Short-Term Fund

ABOUT THE PORTFOLIO MANAGER OF THE SHORT-TERM FUND
Peter J. Hayes is a Vice President and the portfolio manager of the Short-Term Fund.

Outlined below are other main strategies the Short-Term Fund uses in seeking to achieve its investment objective:

The Short-Term Fund invests primarily in investment grade municipal bonds or notes, including variable rate demand obligations, that have a maturity of less than four years. Under normal circumstances, the Fund expects to invest all of its assets in such bonds or notes. Certain municipal bonds that the Fund purchases may have a maturity of greater than four years, but allow the Fund to require the issuer to redeem the bonds within four years. The Fund treats these bonds as having a maturity of less than four years. Because of their shorter maturities, the Fund’s investments generally will not be as sensitive to changes in prevailing interest rates as are investments in long-term municipal bonds. Fluctuations in interest rates on short-term municipal bonds may, however, vary more widely than those on long-term municipal bonds from time to time.

High Yield Fund

ABOUT THE PORTFOLIO MANAGER OF THE HIGH YIELD FUND
Theodore R. Jaeckel, Jr., CFA, is a Vice President and the portfolio manager of the High Yield Fund.

IMPORTANT DEFINITIONS

Distressed Securities — securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the High Yield Fund or are rated in the lowest rating categories by at least one independent rating agency (CC or lower by S&P or Fitch or Ca or lower by Moody’s), or if unrated, judged to be of comparable quality by the High Yield Fund’s investment adviser.

Outlined below are other main strategies the High Yield Fund uses in seeking to achieve its investment objective:

The High Yield Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer. Fund management chooses municipal bonds that it believes offer a relatively high potential for total return relative to their total risk. Although the Fund may invest in municipal bonds in any rating category, Fund management presently intends to invest at least 65% of the Fund’s net assets in medium- to low-quality bonds as rated by at least one independent rating agency (BBB or lower by S&P or Fitch or Baa or lower by Moody’s), or if unrated, judged to be of comparable quality by the Fund’s investment adviser. Obligations rated below BBB or Baa are commonly known as “junk bonds.” It is possible that the Fund could invest up to 100% of its assets in junk bonds. Fund management reserves the right to invest less than 65% of the Fund’s net assets in municipal bonds rated BBB or Baa or lower if Fund management determines that there is an insufficient supply of such obligations available for investment.

Other Strategies. In addition to the main strategies discussed above, the High Yield Fund may use certain other investment strategies.

The Fund may also invest up to 10% of its total assets in municipal bonds that are considered distressed securities.

22

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. As with any fund, there can be no guarantee that any Fund will meet its objective or that any Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in a Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk — Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Call and Redemption Risk — A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond a Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

General Obligation Bonds — The faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and

23

taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.

Insured Municipal Bonds (Insured Fund) — Insurance guarantees that interest payments on a bond will be made on time and that the principal will be repaid when the bond matures. Either the issuer of the bond or the Fund purchases the insurance. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest and principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s value. Also, the Fund cannot be certain that any insurance company will make the payments it guarantees. The Fund may lose money on its investment if the insurance company does not make these payments. In addition, if the Fund purchases the insurance, it must pay the premiums, which will reduce the Fund’s yield. The Fund intends to use only insurance companies that have an AAA credit rating from S&P or Fitch, or an Aaa credit rating from Moody’s. However, if insurance with these ratings is not available, the Fund may use insurance companies with lower ratings or stop purchasing insurance or insured bonds. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Moral Obligation Bonds — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

Variable Rate Demand Obligations — Variable rate demand obligations (VRDOs) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, a Fund may lose money.

24

Junk Bonds (National Fund and High Yield Fund) — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

•	Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.
•	Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
•	Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
•	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
•	Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.
•	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Each Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk and Leverage Risk — Each Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the yield on a Fund’s holdings. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Certain derivative securities that a Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when issued securities, forward commitments, futures contracts and options.

25

Derivatives — Each Fund may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty (the party on the other side of the transaction) in a derivative transaction will be unable to honor its financial obligation to the Fund.

Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Each Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. None of the Funds is required to use hedging and each may choose not to do so.

Because each Fund may use derivatives to seek to enhance returns, its investments will expose the Fund to the risks outlined above to a greater extent than if the Fund used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.

Indexed and Inverse Floating Rate Securities — Each of the Funds may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Funds may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Funds to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the

26

underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities.

Swap Agreements — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Distressed Securities (High Yield Fund) — The High Yield Fund may invest in municipal bonds that are distressed securities. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. Generally, the Fund will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Taxability Risk — Each Fund intends to minimize the payment of taxable income to shareholders by investing in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to a Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that a Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. If the interest paid on any municipal security held by a Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable.

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Illiquid Securities — Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If the Fund buys illiquid securities, it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of the Corporation’s policies and procedures regarding the selective disclosure of each Fund’s portfolio holdings, please see the Statement of Additional Information. The Corporation makes each Fund’s top ten holdings available on a monthly basis at www.blackrock.com generally within 12 business days after the end of the month to which the information applies.

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Your Account
Pricing of Shares

The Insured Fund and the National Fund each offers five share classes, the Short-Term Fund offers six share classes (five by this Prospectus) and the High Yield Fund offers three share classes. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial adviser or other financial intermediary can help you determine which share class is best suited to your personal financial goals.

For example, if you select Institutional shares of a Fund, you will not pay any sales charge. However, only certain investors may buy Institutional shares. If you select Investor A shares of a Fund, you generally pay a sales charge at the time of purchase and an ongoing account maintenance fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries that make Fund shares available to their customers may charge fees in addition to those described in this Prospectus for providing certain services, including: marketing, distribution or other services intended to assist in the offer and sale of Fund shares; shareholder servicing activities; and/or sub-transfer agency services provided to individual shareholders or beneficial owners where a financial intermediary maintains omnibus accounts with the Fund’s transfer agent. The Investment Adviser, the Distributors or their affiliates may pay all or a portion of those fees out of their own resources. The amount of fees paid to a financial intermediary in any given year will vary and may be based on one or more factors, including a fixed amount, a fixed percentage rate, the financial intermediary’s sales of Fund shares, assets in Fund shares held by the intermediary’s customers, or other factors. In addition, consistent with applicable regulations, the Distributors or their affiliates may from time to time pay for or make contributions to financial intermediaries or their employees in connection with various activities including: training and education seminars for financial intermediary employees, clients and potential clients; due diligence meetings regarding the Funds; recreational activities; gifts; and/or other non-cash items. See the Statement of Additional Information for more information.

If you select Investor C shares you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year on an ongoing basis. Because these fees are paid out of each Fund’s assets on an ongoing

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basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor C shares of a Fund.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. created a new BlackRock, Inc., a new independent asset management company. See “Management of the Funds.” In connection with this transaction, Merrill Lynch Municipal Bond Fund, Inc. was renamed “BlackRock Municipal Bond Fund, Inc.,” the Insured Portfolio was renamed “BlackRock Municipal Insured Fund,” the National Portfolio was renamed “BlackRock National Municipal Fund,” the Short-Term Portfolio was renamed “BlackRock Short-Term Municipal Fund” and the High Yield Portfolio was renamed “BlackRock High Yield Municipal Fund.” These transactions are together referred to as the “Transactions.” In connection with the Transactions, existing shareholders of the Insured Fund, the National Fund, the Short-Term Fund and the High Yield Fund as of the date of this Prospectus hold shares as described in the following chart:

	Insured Fund	National Fund	Short-Term Fund	High Yield Fund

If you held shares of the following share class of one of the Funds	Your share class became the following share class of the Fund:

Class A	Insured Fund	National Fund	Short-Term Fund	High Yield Fund
	Investor A	Investor A	Investor A1	Investor A

Class B	Insured Fund	National Fund	Short-Term Fund	N/A
	Investor B	Investor B	Investor B

Class C	Insured Fund	National Fund	N/A	High Yield Fund
	Investor C1	Investor C1		Investor C

Class I	Insured Fund	National Fund	Short-Term Fund	High Yield Fund
	Institutional	Institutional	Institutional	Institutional

Each Fund’s shares are distributed by FAM Distributors, Inc. and BlackRock Distributors, Inc., each an affiliate of the Investment Adviser.

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The table below summarizes key features of each of the share classes of the Insured Fund and the National Fund.

	Investor A	Investor B	Investor C	Investor C1	Institutional

Availability	Generally available through selected securities dealers and other financial intermediaries.	Available only for exchanges and for dividend and capital gain reinvestment.	Generally available through selected securities dealers and other financial intermediaries.	Available only for dividend and capital gain reinvestment.	Limited to certain eligible investors including:
• Current Institutional shareholders that meet certain requirements
• Participants in certain programs sponsored by the Investment Adviser or its affiliates, or selected securities dealers or other financial intermediaries
• Certain employees and affiliates of the Investment Adviser or its affiliates.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within 18 months.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	Yes. Payable if you redeem within one year of purchase.	No.

Account Maintenance and Distribution Fees?	0.25% Annual Account Maintenance Fee; No Distribution Fee.	0.25% Annual Account Maintenance Fee; 0.50% Annual Distribution Fee	0.25% Annual Account Maintenance Fee. 0.75% Annual Distribution Fee.	0.25% Annual Account Maintenance Fee. 0.55% Annual Distribution Fee.	No

Redemption Fee?	No.	No.	No.	No.	No.

Conversion to Investor A shares?	N/A	Yes, automatically after approximately ten years.	No.	No.	No.

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The table below summarizes key features of each of the Short-Term Fund’s share classes.

	Investor A	Investor A1	Investor B	Investor C	Institutional

Availability	Generally available through selected securities dealers and other financial intermediaries.	Available only for dividend and capital gain reinvestment.	Available only for exchanges and for dividend and capital gain reinvestment.	Generally available through selected securities dealers and other financial intermediaries.	Limited to certain eligible investors including:
  Current Institutional shareholders that meet certain requirements
  Participants in certain programs sponsored by the Investment Adviser or its affiliates, or selected securities dealers or other financial intermediaries
  Certain employees and affiliates of the Investment Adviser or its affiliates

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within 18 months.)	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within three years of purchase.	Yes. Payable if you redeem within one year of purchase.	No.

Account Maintenance and Distribution Fees?	0.25% Annual Account Maintenance Fee; No Distribution Fee.	0.10% Annual Account Maintenance Fee; No Distribution Fee.	0.15% Annual Account Maintenance Fee; 0.20% Annual Distribution Fee	0.25% Annual Account Maintenance Fee. 0.75% Annual Distribution Fee.	No

Redemption Fee?	No.	No.	No.	No.	No.

Conversion to Investor A1 shares?	No.	N/A	Yes, automatically after approximately ten years.	No.	No.

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The table below summarizes key features of each of the share classes of the High Yield Fund.

	Investor A	Investor C	Institutional

Availability	Generally available through selected securities dealers and other financial intermediaries.	Generally available through selected securities dealers and other financial intermediaries.	Limited to certain eligible investors including:
• Current Institutional shareholders that meet certain requirements
• Participants in certain programs sponsored by the Investment Adviser or its affiliates, or selected securities dealers or other financial intermediaries
• Certain employees and affiliates of the Investment Adviser or its affiliates

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within 18 months.)	Yes. Payable if you redeem within one year of purchase.	No.

Account Maintenance and Distribution Fees?	0.25% Annual Account Maintenance Fee; No Distribution Fee.	0.25% Annual Account Maintenance Fee. 0.75% Annual Distribution Fee.	No

Redemption Fee?	No.	No.	No.

Conversion to Investor A shares?	N/A	No.	No.

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Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional shares. Your financial adviser or other financial intermediary can help you determine whether you are eligible to buy Institutional shares.

Eligible Institutional investors include the following:

•

Investors who currently own Institutional Shares of a Fund may make additional purchases of Institutional Shares of the Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums.

•	Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Transfer Agent
•	Certain qualified retirement plans
•	Investors in selected fee based programs
•	Registered investment advisers with a minimum investment of $250,000
•

Trust department clients of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets

•	Unaffiliated banks, thrifts or trust companies that have agreements with a Distributor
•	Holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund
•	Employees and directors/trustees of BlackRock, Merrill Lynch or their affiliates

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Investor A Shares — Initial Sales Charge Options

If you select Investor A shares, you will pay a sales charge at the time of purchase as shown in the following tables.

Insured Fund, National Fund and High Yield Fund

Your Investment	As a % of Offering Price	As a % of Your Investment(a)	Dealer Compensation as a % of Offering Price

Less than $100,000	4.25%	4.44%	4.00%

$100,000 but less
than $250,000	3.25%	3.36%	3.00%

$250,000 but less
than $500,000	2.50%	2.56%	2.25%

$500,000 but less
than $1,000,000	2.25%	2.30%	2.00%

$1,000,000
and over(b)	0.00%	0.00%	(b)

Short-Term Fund

Your Investment	As a % of Offering Price	As a % of Your Investment(a)	Dealer Compensation as a % of Offering Price

Less than $50,000	3.00%	3.09%	2.75%

$50,000 but less
than $100,000	2.75%	2.83%	2.50%

$100,000 but less
than $250,000	2.50%	2.56%	2.25%

$250,000 but less
than $500,000	1.75%	1.78%	1.50%

$500,000 but less
than $1,000,000	1.25%	1.27%	1.00%

$1,000,000
and over(b)	0.00%	0.00%	(b)

(a)	Rounded to the nearest one-hundredth percent.
(b)	If you invest $1,000,000 or more in Investor A shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 0.50% (for the Insured Fund, the National Fund and the High Yield Fund) and 0.15% (for the Short-Term Fund). Such deferred sales charge may be waived in connection with certain fee-based programs.

Investor A1 shares of the Short-Term Fund are available only for reinvestment of dividends and capital gains. You may exchange your Investor A1 shares for Investor A shares of another BlackRock Fund, but if you exchange for a class with a higher front end sales charge, that higher charge may apply.

No initial sales charge applies to Investor A or Investor A1 shares that you buy through reinvestment of Fund dividends.

IMPORTANT DEFINITIONS
Right of Accumulation — permits you to pay the sales charge that would apply to the current value of all qualifying Investor class and Institutional shares taken together that you own in BlackRock Funds.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Investor class and Institutional shares of BlackRock Funds that you agree to buy within a 13-month period. Certain restrictions apply.

The tables above show the reduced sales charges for which you may qualify when you purchase Investor A shares of a Fund. You may qualify for these reductions through a single purchase or under a right of accumulation or letter of intent. These reductions will apply to the value

35

of all qualifying holdings in shares of a Fund or other mutual funds advised by the Investment Adviser or its affiliates (“BlackRock Funds”) owned by you, your spouse and/or your children under the age of twenty-one and by a single trustee of a trust estate or a single fiduciary for the benefit of such persons. For this purpose, the value of your holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares you already hold taken together. You may not combine with your other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time you purchase shares of a Fund or any other BlackRock Fund, you should inform your financial adviser or other financial intermediary or the Transfer Agent of any other shares of a Fund or any other BlackRock Fund owned by you, your spouse and/or your children under the age of twenty one. These may include shares held in accounts held at a selected securities dealer or another broker-dealer or other financial intermediary, including personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which you are a beneficiary. Your financial adviser or other financial intermediary may request documentation — including account statements and records of the original cost of the shares owned by you, your spouse and/or your children under the age of twenty one — from you to show that you qualify for a reduced sales charge. You should retain these records because — depending on where an account is held or the type of account — the Fund, its Transfer Agent, and/or your financial adviser or other financial intermediary may not be able to maintain this information. If you do not notify your financial adviser or other financial intermediary, or the BlackRock Funds, you may not receive the sales charge reduction to which you are otherwise entitled.

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A sales charge waiver on a purchase of Investor A shares may also apply for:

•	Authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans
•	Persons investing through an authorized payroll deduction plan
•	Person investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code
•	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund
•	Persons associated with a Fund, a Fund’s Distributors, a Fund’s investment adviser, sub-adviser or Transfer Agent, and their affiliates
•	Persons participating in a fee-based program under which they pay advisory fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services
•	Employees of MetLife

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Statement of Additional Information, which is available on request.

If you are eligible to buy both Investor A and Institutional shares, you should buy Institutional shares since Investor A shares are subject to a front end sales charge and an annual 0.25% account maintenance fee, while Institutional shares are not. The Distributors normally pay the annual Investor A or Investor A1 account maintenance fee to dealers as a service fee on a monthly basis.

If you redeem any class of shares and within 60 days buy new Investor A shares of the same Fund, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds and you may only exercise this privilege once in any twelve month period. To exercise the privilege, contact your financial adviser, selected securities dealer, other financial intermediary or notify the Fund’s Transfer Agent in writing at the address listed on the back cover of this Prospectus.

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Investor B and Investor C Shares — Deferred Sales Charge Options

If you select Investor B, Investor C or Investor C1 shares, you do not pay an initial sales charge at the time of purchase. Investor B and Investor C1 shares of the Funds are available for purchase only through reinvestment of dividends and capital gains for current holders of such shares of the Funds. If you are a current shareholder of Investor B or Investor C1 shares, you may exchange your Investor B shares for Investor B shares and your Investor C1 shares for Investor C shares of another BlackRock Fund. The sales charge that would have applied to a redemption of your original shares will also apply to a redemption of the shares you acquire in the exchange.

No deferred sales charge applies to shares that you buy through reinvestment of Fund dividends.

If you redeem your Investor B shares within six years (or within three years for the Short-Term Fund) or your Investor C or Investor C1 shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay ongoing combined distribution and account maintenance fees as follows:

	Investor B	Investor C	Investor C1

Insured Fund	0.75%	1.00%	0.80%

National Fund	0.75%	1.00%	0.80%

Short-Term Fund	0.35%	1.00%	N/A

High Yield Fund	N/A	1.00%	N/A

Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Each Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial adviser, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

Each Distributor currently pays a sales concession of 4.00% (for Insured Fund and National Fund) and 1.00% (for Short-Term Fund) of the purchase price of Investor B shares to dealers from its own resources at the time of sale. Each Distributor also normally pays the annual Investor B account maintenance fee to dealers as a service fee on a monthly basis. Each Distributor normally retains the Investor B shares distribution fee.

Each Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C and Investor C1 shares from its own resources at the time of sale. Each Distributor pays the annual Investor C and Investor C1 account maintenance fee as a service fee and the annual Investor C and Investor C1 distribution fee as an ongoing concession to dealers on a monthly basis for Investor C and Investor C1 shares held for over a year and normally retains the Investor C and Investor C1 distribution fee and account maintenance fee during the first year after purchase. Under certain circumstances, a Distributor will pay the full

38

Investor C and Investor C1 shares distribution fee and account maintenance fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Investor B Shares

If you redeem Investor B shares of the Insured Fund or the National Fund within six years after purchase or the Short-Term Fund within three years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedules:

Insured Fund and National Fund

Sales Charge(a)
Years Since Purchase
0 - 1	4.00%
1 - 2	4.00%
2 - 3	3.00%
3 - 4	3.00%
4 - 5	2.00%
5 - 6	1.00%
6 and thereafter	0.00%

Short-Term Fund

Sales Charge(a)
Years Since Purchase
0 - 1	1.00%
1 - 2	0.50%
2 - 3	0.25%
3 and thereafter	0.00%
(a)	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. For Investor B shares acquired before December 1, 2002, the four-year deferred sales charge schedule in effect at that time (for the Insured Fund and the National Fund) will apply. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the original charge will apply.

Your Investor B shares convert automatically into Investor A shares (for the Insured Fund and the National Fund) and into Investor A1 shares (for the Short-Term Fund) approximately ten years after purchase. Any Investor B shares received through reinvestment of dividends paid on converting shares will also convert pro rata based on the amount of shares being converted. Investor A shares are subject to lower annual expenses than Investor B shares. The conversion of Investor B shares to Investor A shares is not a taxable event for federal income tax purposes.

Different conversion schedules apply to Investor B shares of different BlackRock Funds. For example, Investor B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B shares in an exchange from another fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

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Investor C and Investor C1 Shares

If you redeem Investor C or Investor C1 shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends.

Investor C and Investor C1 shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor B, Investor C or Investor C1 shares may be reduced or waived in certain circumstances, such as:

•	Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans
•	Exchanges pursuant to the exchange privilege
•	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2
•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006
•	Redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or an affiliate
•	Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent)
•	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares
•	Involuntary redemptions made of shares in accounts with low balances
•	Certain redemptions made through the systematic withdrawal plan offered by a Fund, the Investment Adviser or an affiliate
•	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund

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How to Buy, Sell, Transfer and Exchange Shares

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial adviser, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy, sell, transfer and exchange shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-441-7762. Because the selection of a mutual fund involves many considerations, your financial adviser or other financial intermediary may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, each Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before a Fund takes any action. This involuntary redemption does not apply to Uniform Gifts or Transfers to Minors Act accounts.

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If You Want To	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the share class table in this Prospectus. Be sure to read this Prospectus carefully.

	Next, determine the amount of your investment	The Fund will not accept a purchase order of $500,000 or more for Investor C shares. Your registered representative may set a lower maximum for Investor C share purchases.

The minimum initial investment for Investor A and Investor C shares of a Fund is $1,000 for all accounts except that it is $250 for certain fee-based programs.

The minimum initial investment for Institutional shares of a Fund is:
• $2 million for institutions and individuals
• $250,000 for registered investment advisers

(The minimums for initial investments may be waived under certain circumstances.)

Investor A1, Investor B and Investor C1 shares are not generally available for purchase.

	Have your financial adviser, selected securities dealer or other financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed by the close of business on the New York Stock Exchange (generally 4:00 pm Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a purchase. Merrill Lynch, an affiliate of the Investment Adviser, generally charges a processing fee of $5.35.

	Or contact the Transfer Agent	To purchase shares directly, call (800) 441-7762 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 for all accounts except that certain programs, such as automatic investment plans, may have higher minimums.

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends and capital gains distributions are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through your investment account.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your shares of a Fund only to another securities dealer that has entered into an agreement with a Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either:
		•	Transfer your shares to an account with the Transfer Agent; or
		•	Sell your shares, paying any applicable deferred sales charges.

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If You Want To	Your Choices	Information Important for You to Know

Sell Your Shares	Have your financial adviser, selected securities dealer or other financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries may charge a fee to process a redemption of shares. Merrill Lynch generally charges a processing fee of $5.35.

The Fund may reject an order to sell shares under certain circumstances.

	Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent. All shareholders on the account must sign the letter. A signature guarantee will generally be required, but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check, (ii) $250,000 for payments through the Automated Clearing House Network (ACH) or wire transfer or (iii) $10,000,000 for sales of Institutional shares. Call (800) 441-7762 for details. Redemption requests in excess of these amounts must be in writing with a medallion signature guarantee.

Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer. Investor Shares may also be redeemed by use of the Fund’s automated voice response unit service (VRU). Payment for Investor Shares redeemed by VRU or Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15 for redemptions by check sent via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

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If You Want To	Your Choices	Information Important for You to Know

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plans	To start a Systematic Withdrawal Plan (“SWP”), you must have a current investment of $10,000 or more in a BlackRock fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form, which may be obtained from the Transfer Agent. To participate, you must have your Fund dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent. If you purchase additional Investor A shares of a BlackRock Fund at the same time you redeem shares through the SWP, you may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B, Investor C or Investor C1 shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B, Investor C or Investor C1 shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B, Investor C or Investor C1 shares in excess of this limit will still pay any applicable CDSC.

Ask your financial adviser or other financial intermediary for details.

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus	Investor A, Investor B, Investor C and Institutional shares of each Fund are generally exchangeable for shares of the same class of another BlackRock Fund. If you own Investor A1 shares of the Short-Term Fund and wish to exchange into another fund, you will receive Investor A shares of the second fund. If you own Investor C1 shares and wish to exchange into another fund, you will receive Investor C shares of the second fund.

Some of the BlackRock Funds impose a different initial or deferred sales charge schedule. If you exchange Investor A or Investor A1 shares for shares of a fund with a higher initial sales charge than you originally paid, you may be charged the difference at the time of exchange. If you exchange Investor B, Investor C or Investor C1 shares for shares of a fund with a different deferred sales charge schedule, the schedule that applies to your original shares will apply to the shares you receive in the exchange. The time you hold Investor B, Investor C or Investor C1 shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Investor A, Investor A1 or Institutional shares for shares of BlackRock Summit Cash Reserves Fund, you will receive Investor A shares of BlackRock Summit Cash Reserves Fund. Investor B, Investor C or Investor C1 shares of a Fund will be exchanged for Investor B shares of BlackRock Summit Cash Reserves Fund.

You may systematically exchange monies from one fund to up to four other funds. You must have a minimum of $10,000 invested in the initial fund, and investments in any additional funds must meet minimum initial investment requirements.

To exercise the exchange privilege contact your financial adviser, selected securities dealer or other financial intermediary or call the Transfer Agent at (800) 441-7762.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

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If You Want To	Your Choices	Information Important for You to Know

EZ Trader Account	Allows an investor to purchase or sell Fund shares by telephone or over the Internet through ACH.	Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Dividend Allocation Plan	Automatically invests your distributions into another fund of your choice pursuant to your instructions, without any fees or sales charges.	Please call the Fund at (800) 441-7762 for details.

Internet Transactions	Make on-line transactions and view account balances and activity	You may redeem or exchange your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, Firefox 1.0 or higher, and AOL 8.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 6.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 6.2, and Firefox 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Fund limits Internet purchases and redemptions in shares of any Fund to $25,000 per trade.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

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Short Term Trading

Each Fund reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading (sometimes known as “market timing”) into and out of a Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of a Fund. Short-term or excessive trading may cause a Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. Accordingly, the Corporation has adopted certain policies and procedures, which have been reviewed and approved by the Corporation’s Board of Directors, designed to deter such short-term or excessive trading. A Fund will reject purchase orders from market timers or other investors if Fund management, in its discretion, has determined that such orders are short-term or excessive, and will be disruptive to a Fund. For these purposes, Fund management considers an investor’s trading history in the Fund or other funds advised by the Investment Adviser or its affiliates, and accounts under common ownership or control. Each Distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the Corporation’s Transfer Agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributors in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts.

The high yield securities in which the High Yield Fund invests often trade less often and in lower volumes than investment grade securities and are often subject to greater price volatility. For this reason, the High Yield Fund is subject to the risk that certain investors may seek to market time the Fund to take advantage of the changes in the value of the Fund’s portfolio holdings that may occur between the time when the Fund’s net asset value is calculated and the time the prices of the Fund’s holdings next change. For this reason, the High Yield Fund may, at times, fair value its portfolio securities in order to deter such market timing. See “Your Account — How Shares are Priced.”

Each Fund applies these policies to all shareholders. However, Fund management may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to the Fund and so makes no representation that all such orders can or will be rejected.

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Anti-Money Laundering Requirements

The Corporation is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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How Shares Are Priced

IMPORTANT DEFINITIONS
Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. Each Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open, as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Generally, Institutional shares will have the highest net asset value because that class has the lowest expenses, and Investor A and Investor A1 shares will have a higher net asset value than Investor B, Investor C or Investor C1 shares. Also dividends paid on Investor A, Investor A1 and Institutional shares will generally be higher than dividends paid on Investor B, Investor C or Investor C1 shares because Investor A, Investor A1 and Institutional shares have lower expenses.

Each Fund generally values its portfolio securities using market prices provided by an independent pricing service approved by the Corporation’s Board of Directors. If market quotations are not readily available or, in the Investment Adviser’s judgment, they do not accurately reflect fair value for a security, that security will be valued by another method that the Board of Directors believes more accurately reflects the fair value. The Board has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair value determinations to the Investment Adviser’s Valuation Committee. Fair value determinations may be made by the Funds’ independent pricing service using a matrix pricing system or by the Valuation Committee after consideration of the material factors that may affect the value of a particular security. Fair value determinations by the Investment Adviser that affect a Fund’s net asset value are subject to review, approval or ratification, as appropriate, by the Board of Directors. Each Fund’s use of fair value pricing is designed to ensure that the Fund’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair value used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

A Fund may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

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Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by the Investment Adviser or an affiliate of the Investment Adviser, or selected securities dealers or other financial intermediaries that have agreements with the Distributors, you may be able to buy Institutional shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A, Investor A1 or Institutional shares in the program are eligible to purchase additional shares of the respective share class of a Fund, but may be subject to upfront sales charges with respect to Investor A or Investor A1 shares. Additional purchases of Institutional shares are available only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial adviser, selected securities dealer or other financial intermediary.

Dividends and Taxes

IMPORTANT DEFINITIONS
Dividends — exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Each Fund will distribute net investment income, if any, monthly and net realized capital gains, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the Transfer Agent.

Each Fund intends to make distributions most of which will be excludable from gross income for Federal income tax purposes.

A Fund will only purchase a municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes. To the extent that the

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“BUYING A DIVIDEND”
You may want to avoid buying shares shortly before a Fund pays a dividend although the impact on you will be significantly less than if you were invested in a fund paying fully taxable dividends. The reason? If you buy shares when a Fund has realized but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

dividends distributed by a Fund are from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax.

There is a possibility that events occurring after the date of issuance of a security, or after a Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes. If you redeem or exchange Fund shares, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investment in private activity bonds.

Generally, within 60 days after the end of the Corporation’s taxable year, the Corporation will tell you the amount of exempt-interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long term capital gains to you, regardless of how long you have held your shares. The tax treatment of dividends from a Fund is the same whether you choose to receive them in cash or to have them reinvested in shares of the Fund.

  By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semiannual reports and prospectuses by enrolling in the Corporation’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Log into your account

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762.

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Management of the Funds

BlackRock Advisors, LLC

BlackRock Advisors, LLC, the Funds’ Investment Adviser, manages each Fund’s investments and its business operations subject to the oversight of the Corporation’s Board of Directors. The Investment Adviser is a wholly owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. The combined company offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. The new company has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

The Investment Adviser has the responsibility for making all investment decisions for the Funds. The Investment Adviser has sub-advisory agreements with BlackRock Investment Management, LLC (the “Sub-Adviser”), an affiliate, under which the Investment Adviser pays the Sub-Adviser a fee for services it provides equal to 59% of the advisory fee received by the Investment Adviser under its investment advisory agreements with respect to the Insured Fund, the National Fund and the Short-Term Fund and the High Yield Fund. The Sub-Adviser is responsible for the day-to-day management of each Fund’s portfolio.

The Investment Adviser, with respect to the Insured Fund, the National Fund and the Short-Term Fund, receives fees at annual rates that decrease as the total assets of the three Funds increase above certain levels. The fee rates are applied to the average daily net assets of each Fund, with the reduced rates applicable to portions of the assets of each Fund to the extent that the aggregate average daily net assets of the three combined Funds exceeds $250 million, $400 million, $550 million and $1.5 billion (each such amount being a “breakpoint level”). These annual fee rates range from 0.40% to 0.35% for the Insured Fund, 0.50% to 0.475% for the National Fund and 0.40% to 0.325% for the Short-Term Fund.

As compensation for its services to the High Yield Fund, the Investment Adviser receives at the end of each month a fee from the High Yield Fund at the annual rate of 0.55% of that portion of the average daily net assets of the Fund not exceeding $250 million; 0.525% of that portion of the average daily net assets of the Fund in excess of $250 million but not exceeding $500 million; and 0.50% of that portion of the average daily net assets of the Fund in excess of $500 million.

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Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as the Funds’ investment adviser and was compensated according to the same advisory fee rates described above. For the fiscal year ended June 30, 2006, FAM received a fee from each Fund indicated below at the annual rates (as a percentage of the average daily net assets of the relevant Fund) shown below:

Advisory Fee Rate Paid For Fiscal Year Ended June 30, 2006

Insured Fund	.37%

National Fund	.48%

Short-Term Fund	.34%

High Yield Fund(a)	N/A

(a)	The High Yield Fund commenced operations on August 1, 2006.

A discussion of the basis for the Board of Directors’ approval of the investment advisory agreement with respect to the Insured Fund, the National Fund and the Short-Term Fund is included in the Corporation’s annual shareholder report for the most recent fiscal year ended June 30 and a discussion of the basis for the Board of Directors’ approval of the sub-advisory agreement between the Investment Adviser and the Sub-Adviser with respect to the Insured Fund, the National Fund and the Short-Term Fund will be included in the Corporation’s semi-annual shareholder report for the fiscal period ending December 31, 2006. The High Yield Fund commenced operations on August 1, 2006. A discussion of the basis for the Board of Directors’ approval of the investment advisory agreement with respect to the High Yield Fund and the sub-advisory agreement between the Investment Adviser and the Sub-Adviser with respect to the High Yield Fund will be included in the Corporation’s semi-annual shareholder report for the fiscal period ending December 31, 2006.

Robert A. DiMella, Walter O’Connor, Peter J. Hayes and Theodore R. Jaeckel, Jr., CFA, are the portfolio managers of the Insured Fund, the National Fund, the Short-Term Fund and the High Yield Fund, respectively, and each is primarily responsible for the day-to-day management of the portfolio of the Fund he manages and the selection of its investments. Robert A. DiMella, CFA, is a Vice President of the Corporation and has been the portfolio manager of the Insured Fund since 1999. Mr. DiMella is a Managing Director of BlackRock, Inc. Prior to joining BlackRock in 2006, he was a Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006 and was a Director of MLIM from 2002 to 2004. He has been a portfolio manager with BlackRock or MLIM since 1994.Walter O’Connor is a Vice President of the Corporation and has been the portfolio manager of the National Fund since 1996. Mr. O’Connor is a Managing Director of BlackRock, Inc. Prior to joining BlackRock in 2006, he was a Managing Director of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or

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MLIM since 1991. Peter J. Hayes is a Vice President of the Corporation and has been the portfolio manager of the Short-Term Fund since 1996. Mr. Hayes is a Managing Director of BlackRock, Inc. Prior to joining BlackRock in 2006, he was a Managing Director of MLIM from 2000 to 2006 and was a First Vice President of MLIM from 1997 to 2000. He has been a portfolio manager with BlackRock or MLIM since 1987. Theodore R. Jaeckel, Jr., CFA, is a Vice President of the Corporation and has been portfolio manager of the High Yield Fund since 2006. Mr. Jaeckel is a Managing Director of BlackRock, Inc. Prior to joining BlackRock in 2006, he was a Director (Municipal Tax-Exempt Fund Management) of MLIM from 1997 to 2005 and a Managing Director of MLIM from 2005 to 2006. He has been a portfolio manager with BlackRock or MLIM since 1991.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares, please see the Statement of Additional Information.

The Investment Adviser was organized in 1994 to perform advisory services for investment companies. The Sub-Adviser is a registered investment adviser and commodity pool operator organized in 1999. The Investment Adviser and its affiliates had approximately $1.04 trillion in investment company and other portfolio assets under management as of June 30, 2006.

From time to time, a manager, analyst, or other employee of the Investment Adviser or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Investment Adviser or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Conflicts of Interest

The investment activities of the Investment Adviser and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage a Fund and its shareholders. The Investment Adviser provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of one or more of the Funds. The Investment Adviser and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)), are involved with a broad spectrum of

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financial services and asset management activities, and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by a Fund and may result in the Investment Adviser or an Affiliate having positions that are adverse to those of the Fund. Neither the Investment Adviser nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, the Investment Adviser or an Affiliate may compete with a Fund for appropriate investment opportunities. In addition, a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships. The Funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. The Funds may also make brokerage and other payments to an Affiliate in connection with a Fund’s portfolio investment transactions.

The activities of the Investment Adviser or its Affiliates may give rise to other conflicts of interest that could disadvantage a Fund and its shareholders. The Investment Adviser has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. The High Yield Fund and Investor C shares of the Insured Fund, the National Fund and the Short-Term Fund had not yet commenced operations as of June 30, 2006; therefore, financial performance information is not provided for the High Yield Fund or such Investor C shares. All Class C shares of the Short-Term Fund converted to Class A (now Investor A1) shares on August 25, 2006 and are no longer outstanding. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in the Corporation’s Annual Report, which is available upon request.

	Insured Fund
	Investor A					Investor B
	For the Year Ended June 30,					For the Year Ended June 30,
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002

Per Share Operating Performance:

Net asset value, beginning of year	$ 8.00	$ 7.70	$ 8.07	$ 7.79	$ 7.69	$ 7.99	$ 7.69	$ 8.07	$ 7.79	$ 7.68

Investment income — net	.33 (b)	.34 (b)	.38 (b)	.39 (b)	.39	.29 (b)	.30 (b)	.34 (b)	.35 (b)	.36

Realized and unrealized gain (loss) — net	(.29)	.30	(.37)	.28	.10	(.28)	.30	(.38)	.28	.11

Total from investment operations	.04	.64	.01	.67	.49	.01	.60	(.04)	.63	.47

Less dividends and distributions:
Investment income — net	(.33)	(.34)	(.38)	(.39)	(.39)	(.29)	(.30)	(.34)	(.35)	(.36)
Realized gain — net	(.03)	—	—	—	— (c)	(.03)	—	—	—	— (c)

Total dividends and distributions	(.36)	(.34)	(.38)	(.39)	(.39)	(.32)	(.30)	(.34)	(.35)	(.36)

Net asset value, end of year	$ 7.68	$ 8.00	$ 7.70	$ 8.07	$ 7.79	$ 7.68	$ 7.99	$ 7.69	$ 8.07	$ 7.79

Total Investment Return:(a)

Based on net asset value per share	.44%	8.47%	.10%	8.77%	6.63%	.05%	7.93%	(.53%)	8.21%	6.23%

Ratios to Average Net Assets:

Expenses, net of waiver	.70%	.71%	.71%	.71%	.72%	1.21%	1.21%	1.21%	1.22%	1.23%

Expenses	.71%	.71%	.71%	.71%	.72%	1.21%	1.22%	1.22%	1.22%	1.23%

Investment income — net	4.15%	4.33%	4.79%	4.88%	5.10%	3.64%	3.83%	4.29%	4.38%	4.58%

Supplemental Data:

Net assets, end of year (in thousands)	$172,083	$182,216	$183,007	$187,805	$161,110	$66,477	$91,355	$111,524	$160,177	$182,241

Portfolio turnover	48.96%	55.00%	49.27%	38.17%	32.78%	48.96%	55.00%	49.27%	38.17%	32.78%

(a)	Total investment returns exclude the effects of sales charges.
(b)	Based on average shares outstanding.
(c)	Amount is less than ($.01) per share.

56

FINANCIAL HIGHLIGHTS (continued)

	Insured Fund
	Investor C1					Institutional
	For the Year Ended June 30,					For the Year Ended June 30,
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002

Per Share Operating Performance:

Net asset value, beginning of year	$ 8.00	$ 7.69	$ 8.07	$ 7.79	$ 7.68	$ 8.00	$ 7.70	$ 8.07	$ 7.80	$ 7.69

Investment income — net	.28 (b)	.30 (b)	.33 (b)	.34 (b)	.35	.35 (b)	.36 (b)	.40 (b)	.41 (b)	.41

Realized and unrealized gain (loss) — net	(.29)	.31	(.38)	.28	.11	(.28)	.30	(.37)	.27	.11

Total from investment operations	(.01)	.61	(.05)	.62	.46	.07	.66	.03	.68	.52

Less dividends and distributions:
Investment income — net	(.28)	(.30)	(.33)	(.34)	(.35)	(.35)	(.36)	(.40)	(.41)	(.41)
Realized gain — net	(.03)	—	—	—	— (c)	(.03)	—	—	—	— (c)

Total dividends and distributions	(.31)	(.30)	(.33)	(.34)	(.35)	(.38)	(.36)	(.40)	(.41)	(.41)

Net asset value, end of year	$ 7.68	$ 8.00	$ 7.69	$ 8.07	$ 7.79	$ 7.69	$ 8.00	$ 7.70	$ 8.07	$ 7.80

Total Investment Return:(a)

Based on net asset value per share	(.12%)	8.01%	(.58%)	8.16%	6.18%	.82%	8.74%	.35%	8.88%	7.03%

Ratios to Average Net Assets:

Expenses, net of waiver	1.26%	1.26%	1.26%	1.27%	1.28%	.45%	.46%	.46%	.46%	.47%

Expenses	1.26%	1.27%	1.27%	1.27%	1.28%	.46%	.46%	.46%	.46%	.47%

Investment income — net	3.59%	3.77%	4.23%	4.31%	4.56%	4.40%	4.58%	5.04%	5.13%	5.35%

Supplemental Data:

Net assets, end of year (in thousands)	$61,046	$64,682	$61,794	$66,089	$34,541	$639,687	$707,134	$733,310	$855,757	$878,018

Portfolio turnover	48.96%	55.00%	49.27%	38.17%	32.78%	48.96%	55.00%	49.27%	38.17%	32.78%

(a)	Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Institutional shares are no longer subject to any front-end sales charges.
(b)	Based on average shares outstanding.
(c)	Amount is less than ($.01) per share.

57

FINANCIAL HIGHLIGHTS (continued)

	National Fund
	Investor A					Investor B
	For the Year Ended June 30,					For the Year Ended June 30,
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002

Per Share Operating Performance:

Net asset value, beginning of year	$ 10.67	$ 10.29	$ 10.54	$ 10.27	$ 10.15	$ 10.66	$ 10.28	$ 10.53	$ 10.26	$ 10.14

Investment income — net	.49 (b)	.50 (b)	.52 (b)	.53 (b)	.53	.43 (b)	.45 (b)	.47 (b)	.48 (b)	.53

Realized and unrealized gain (loss) — net	(.30)	.38	(.25)	.27	.12	(.30)	.38	(.26)	.27	.12

Total from investment operations	.19	.88	.27	.80	.65	.13	.83	.21	.75	.65

Less dividends and distributions:
Investment income — net	(.49)	(.50)	(.52)	(.53)	(.53)	(.43)	(.45)	(.46)	(.48)	(.53)
Realized gain — net	—	—	—	—	— (c)	—	—	—	—	— (c)

Total dividends and distributions	(.49)	(.50)	(.52)	(.53)	(.53)	(.43)	(.45)	(.46)	(.48)	(.53)

Net asset value, end of year	$ 10.37	$ 10.67	$ 10.29	$ 10.54	$ 10.27	$ 10.36	$ 10.66	$ 10.28	$ 10.53	$ 10.26

Total Investment Return:(a)

Based on net asset value per share	1.77%	8.73%	2.62%	7.98%	6.72%	1.25%	8.18%	2.10%	7.43%	6.18%

Ratios to Average Net Assets:

Expenses, net of waiver	.83%	.84%	.85%	.84%	.87%	1.34%	1.35%	1.35%	1.34%	1.38%

Expenses	.84%	.85%	.85%	.84%	.87%	1.35%	1.36%	1.36%	1.35%	1.38%

Investment income — net	4.61%	4.76%	4.97%	5.10%	5.30%	4.11%	4.27%	4.47%	4.59%	4.80%

Supplemental Data:

Net assets, end of year (in thousands)	$283,814	$248,231	$207,376	$200,108	$137,225	$134,177	$177,553	$217,814	$321,477	$295,827

Portfolio turnover	65.46%	35.28%	22.46%	37.75%	35.75%	65.46%	35.28%	22.46%	37.75%	35.75%

(a)	Total investment returns exclude the effects of sales charges.
(b)	Based on average shares outstanding.
(c)	Amount is less than ($.01) per share.

58

FINANCIAL HIGHLIGHTS (continued)

	National Fund
	Investor C1					Institutional
	For the Year Ended June 30,					For the Year Ended June 30,
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002

Per Share Operating Performance:

Net asset value, beginning of year	$ 10.66	$ 10.29	$ 10.54	$ 10.26	$ 10.14	$ 10.66	$ 10.29	$ 10.54	$ 10.26	$ 10.14

Investment income — net	.43 (b)	.44 (b)	.46 (b)	.47 (b)	.53	.51 (b)	.53 (b)	.55 (b)	.56 (b)	.62

Realized and unrealized gain (loss) — net	(.29)	.37	(.25)	.28	.12	(.30)	.37	(.25)	.28	.12

Total from investment operations	.14	.81	.21	.75	.65	.21	.90	.30	.84	.74

Less dividends and distributions:
Investment income — net	(.44)	(.44)	(.46)	(.47)	(.53)	(.51)	(.53)	(.55)	(.56)	(.62)
Realized gain — net	—	—	—	—	— (c)	—	—	—	—	— (c)

Total dividends and distributions	(.44)	(.44)	(.46)	(.47)	(.53)	(.51)	(.53)	(.55)	(.56)	(.62)

Net asset value, end of year	$ 10.36	$ 10.66	$ 10.29	$ 10.54	$ 10.26	$ 10.36	$ 10.66	$ 10.29	$ 10.54	$ 10.26

Total Investment Return:(a)

Based on net asset value per share	1.20%	8.02%	2.05%	7.48%	6.13%	2.02%	8.89%	2.88%	8.34%	6.98%

Ratios to Average Net Assets:

Expenses, net of waiver	1.39%	1.40%	1.40%	1.39%	1.43%	.58%	.59%	.60%	.59%	.62%

Expenses	1.40%	1.41%	1.41%	1.40%	1.43%	.59%	.60%	.60%	.59%	.62%

Investment income — net	4.05%	4.20%	4.42%	4.54%	4.76%	4.87%	5.02%	5.23%	5.35%	5.55%

Supplemental Data:

Net assets, end of year (in thousands)	$139,447	$107,893	$74,849	$77,906	$52,822	$890,984	$909,125	$907,419	$624,192	$626,935

Portfolio turnover	65.46%	35.28%	22.46%	37.75%	35.75%	65.46%	35.28%	22.46%	37.75%	35.75%

(a)	Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Institutional shares are no longer subject to any front-end sales charges.
(b)	Based on average shares outstanding.
(c)	Amount is less than ($.01) per share.

59

FINANCIAL HIGHLIGHTS (continued)

	Short-Term Fund
	Investor A1					Investor B
	For the Year Ended June 30,					For the Year Ended June 30,
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002

Per Share Operating Performance:

Net asset value, beginning of year	$ 10.00	$ 10.06	$ 10.18	$ 10.14	$ 10.06	$ 10.00	$ 10.05	$ 10.17	$ 10.13	$ 10.06

Investment income — net	.26 (b)	.18 (b)	.17 (b)	.24 (b)	.32	.23 (b)	.15 (b)	.14 (b)	.21 (b)	.29

Realized and unrealized gain (loss) — net	(.11)	(.06)	(.12)	.04	.08	(.12)	(.05)	(.12)	.04	.07

Total from investment operations	.15	.12	.05	.28	.40	.11	.10	.02	.25	.36

Less dividends from investment income — net	(.26)	(.18)	(.17)	(.24)	(.32)	(.23)	(.15)	(.14)	(.21)	(.29)

Net asset value, end of year	$ 9.89	$ 10.00	$ 10.06	$ 10.18	$ 10.14	$ 9.88	$ 10.00	$ 10.05	$ 10.17	$ 10.13

Total Investment Return:(a)

Based on net asset value per share	1.47%	1.20%	.50%	2.77%	3.99%	1.11%	1.04%	.24%	2.51%	3.62%

Ratios to Average Net Assets:

Expenses, net of waiver	.54%	.53%	.52%	.52%	.56%	.80%	.79%	.77%	.78%	.82%

Expenses	.55%	.54%	.53%	.53%	.56%	.81%	.80%	.78%	.79%	.82%

Investment income — net	2.55%	1.76%	1.68%	2.31%	3.13%	2.28%	1.50%	1.43%	2.10%	2.87%

Supplemental Data:

Net assets, end of year (in thousands)	$99,293	$141,172	$244,741	$248,454	$140,744	$23,769	$38,565	$63,135	$83,886	$81,967

Portfolio turnover	82.77%	87.42%	69.08%	44.61%	74.74%	82.77%	87.42%	69.08%	44.61%	74.74%

(a)	Total investment returns exclude the effects of sales charges.
(b)	Based on average shares outstanding.

60

FINANCIAL HIGHLIGHTS (concluded)

	Short-Term Fund
	Class C					Institutional
	For the Year Ended June 30,					For the Year Ended June 30,
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002

Per Share Operating Performance:

Net asset value, beginning of year	$ 9.95	$ 10.01	$ 10.13	$ 10.09	$ 10.01	$ 9.99	$ 10.05	$ 10.17	$ 10.13	$ 10.05

Investment income — net	.23 (b)	.15 (b)	.14 (b)	.19 (b)	.29	.27 (b)	.19 (b)	.18 (b)	.27 (b)	.34

Realized and unrealized gain (loss) — net	(.11)	(.06)	(.12)	.06	.08	(.11)	(.06)	(.12)	.02	.08

Total from investment operations	.12	.09	.02	.25	.37	.16	.13	.06	.29	.42

Less dividends from investment income — net	(.23)	(.15)	(.14)	(.21)	(.29)	(.27)	(.19)	(.18)	(.25)	(.34)

Net asset value, end of year	$ 9.84	$ 9.95	$ 10.01	$ 10.13	$ 10.09	$ 9.88	$ 9.99	$ 10.05	$ 10.17	$ 10.13

Total Investment Return:(a)

Based on net asset value per share	1.21%	.94%	.23%	2.52%	3.72%	1.57%	1.30%	.59%	2.87%	4.10%

Ratios to Average Net Assets:

Expenses, net of waiver	.80%	.79%	.77%	.78%	.82%	.44%	.43%	.42%	.42%	.46%

Expenses	.81%	.80%	.78%	.79%	.82%	.45%	.44%	.43%	.43%	.46%

Investment income — net	2.29%	1.51%	1.42%	1.92%	2.91%	2.66%	1.88%	1.78%	2.44%	3.30%

Supplemental Data:

Net assets, end of year (in thousands)	$63,868	$92,907	$144,656	$135,782	$1,596	$149,333	$186,877	$243,443	$251,137	$204,936

Portfolio turnover	82.77%	87.42%	69.08%	44.61%	74.74%	82.77%	87.42%	69.08%	44.61%	74.74%

(a)	Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Institutional shares are no longer subject to any front-end sales charges.
(b)	Based on average shares outstanding.

61

FUND
BlackRock Municipal Bond Fund, Inc.
P.O. Box 9011
Princeton, New Jersey 08543-9011
(800) 441-7762

INVESTMENT ADVISER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISER
BlackRock Investment Management, LLC
P.O. Box 9011
Princeton, New Jersey 08543-9011

TRANSFER AGENT
PFPC, Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
750 College Road East
Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER
State Street Bank and Trust Company
500 College Road East
Princeton, New Jersey 08540

DISTRIBUTORS
BlackRock Distributors, Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

FAM Distributors, Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081

CUSTODIAN
The Bank of New York
100 Church Street
New York, New York 10007

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

For More Information

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Shareholder Reports

Additional information about the Funds’ investments is available in the Corporation’s Annual and Semi-Annual Reports. In the Corporation’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. You may obtain these reports at no cost at www.blackrock.com or by calling 800-441-7762.

The Corporation will send you one copy of each shareholder report and certain other mailings, regardless of the number of Corporation accounts you have. To receive separate shareholder reports for each account, call your financial adviser or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial adviser or other financial intermediary or call the Transfer Agent at 800-441-7762.

Statement of Additional Information

The Statement of Additional Information contains further information about the Corporation. The portions of the Statement of Additional Information relating to the Corporation are incorporated by reference into (legally considered part of) this Prospectus. The portions of the Statement of Additional Information that do not relate to the Corporation are not incorporated by reference, are not part of this Prospectus, and should not be relied on by investors in the Funds. You may obtain a free copy at www.blackrock.com or by writing to the Corporation at PFPC, Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019 or by calling 800-441-7762.

World Wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries to www.blackrock.com

Securities and Exchange Commission

Information about the Corporation (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the Commission’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE #811-02688
©BlackRock Advisors, LLC

Code #10051-1006BR

ALTERNATIVES   BLACKROCK SOLUTIONS    EQUITIES    FIXED INCOME    LIQUIDITY    REAL ESTATE

BlackRock Municipal Bond Fund, Inc.
BlackRock Short-Term Municipal Fund
BlackRock Shares

Prospectus
October 2, 2006

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

KEY FACTS

BlackRock Municipal Bond Fund — BlackRock Short-Term Municipal Fund at a Glance	3
Risk/Return Bar Chart	5
Fees and Expenses	7

DETAILS ABOUT THE FUND

How the Fund Invests	9
Investment Risks	11
Statement of Additional Information	15

YOUR ACCOUNT

Pricing of Shares	16
How to Buy, Sell, Transfer and Exchange Shares	18
How Shares Are Priced	23
Dividends and Taxes	24
Electronic Delivery	25
Delivery of Shareholder Documents	25

MANAGEMENT OF THE FUND

BlackRock Advisors, LLC	26
Financial Highlights	29

FOR MORE INFORMATION

Shareholder Reports	Back Cover
Statement of Additional Information	Back Cover

Key Facts

BlackRock Municipal Bond Fund — BlackRock Short-Term Municipal Fund at a Glance

IMPORTANT DEFINITIONS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this Prospectus in the sidebar.

Municipal Bonds — debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax).

Investment Grade — any of the four highest debt obligation ratings by recognized rating agencies, including Standard & Poor’s, Moody’s Investors Service, Inc. and Fitch Ratings.

What is the Fund’s investment objective?

The BlackRock Short-Term Municipal Fund (the “Fund”) is a series of BlackRock Municipal Bond Fund, Inc. (the “Corporation”). The Fund is, in effect, a separate fund that issues its own shares. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds. In choosing investments, the Fund’s management analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Fund invests primarily in investment grade municipal bonds that have a maturity of less than four years or in municipal notes. Because of their shorter maturities, the Fund’s investments will not usually be as sensitive to changes in prevailing interest rates as are long-term municipal bonds. Fluctuations in interest rates on short-term municipal bonds may, however, vary more widely from time to time than those on long-term municipal bonds.

The Fund does not currently contemplate investing more than 25% of its total assets in municipal bonds or municipal notes whose issuers are located in the same state.

What are the main risks of investing in the Fund?

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore the value of the Fund’s shares —may fluctuate. These changes may occur in response to interest rate changes or other developments that may affect the municipal bond market generally, or a particular issuer or obligation. Generally, when interest rates go up, the value of municipal bonds goes down. Bonds with longer maturities are affected more by changes in interest rates than bonds with shorter maturities. In addition, there are specific factors that may affect the value of a particular security. Also, Fund management may select securities that underperform the bond market, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money.

The Fund is also subject to credit risk and call and redemption risk.

3

IMPORTANT DEFINITIONS

Municipal Notes — shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and that have a maturity that is generally one year or less.

Credit Risk — the risk that the issuer of a bond or other fixed-income security will be unable to pay the interest or principal when due.

Call and Redemption Risk — the risk a bond’s issuer may call a bond held by the Corporation for redemption before it matures.

Who should invest?

The Fund may be an appropriate investment for you if you:

•	Are looking for an investment that provides current income exempt from Federal income tax
•	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in municipal bonds
•	Are looking for liquidity
•	Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of municipal bonds in general
•	Are investing with shorter-term goals

4

Risk/Return Bar Chart

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The BlackRock shares will commence operations following the date of this prospectus. The bar chart shows changes in the Fund’s performance for Institutional shares, which are offered by a separate prospectus, for each of the past ten calendar years. All BlackRock share expenses are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for the BlackRock shares, based on the performance of the Fund’s Institutional shares adjusted to reflect the fees that will be applicable with those of the Lehman Brothers Municipal Bond Index and the Lehman Brothers 3-year General Obligation Bond Index, each a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 1.87% (quarter ended March 31, 2001) and the lowest return for a quarter was -0.37% (quarter ended June 30, 2004). The year-to-date return as of June 30, 2006 was 0.81%.

5

The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their BlackRock shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax-advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2005)	One Year	Five Years	Ten Years

BlackRock Shares(a)
Return Before Taxes(b)	1.40%	2.51%	3.21%
Return After Taxes on Distributions(b)	1.40%	2.51%	3.21%
Return After Taxes on Distributions and Sale of Fund Shares(b)	1.72%	2.52%	3.22%

Lehman Brothers Municipal Bond Index(c)	3.51%	5.59%	5.71%

Lehman Brothers 3-year General Obligation Bond Index(d)	0.84%	3.67%	4.16%

(a)	The returns for BlackRock shares are based on the performance of the Fund’s Institutional shares adjusted to reflect the fees that will be applicable to BlackRock shares. BlackRock shares will commence operations following the date of this Prospectus.
(b)	Includes all applicable fees and sales charges.
(c)	This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
(d)	This unmanaged Index consists of state and local government obligation bonds that mature in 3 to 4 years, rated Baa or better. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

6

Fees and Expenses

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

The table shows the fees and expenses that you may pay if you buy and hold BlackRock shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	BlackRock Shares

Maximum Sales Charge (Load) imposed on
purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)	None

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee	0.34%

Distribution and/or Service (12b-1) Fees(b)	None

Other Expenses (including transfer agency fees)(c)	0.11%

Total Annual Fund Operating Expenses(d)	0.45%

(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. For example, Merrill Lynch generally charges a fee of $5.35 when a client buys or redeems shares. Also, PFPC, Inc., the transfer agent, charges a fee of $7.50 for redemption payments made by wire transfer and $15 for redemption by check sent via overnight mail. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials.
(c)	PFPC, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.
(d)	The Investment Adviser has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.35% of average daily net assets allocated to BlackRock shares (excluding interest expense) until February 1, 2007. In addition to this contractual waiver, the Investment Adviser may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund. Taking this waiver into account, the Total Annual Fund Operating Expenses would be 0.34%.

7

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you redeem at the end of each time period and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

BlackRock Shares	$46	$144	$252	$567

8

Details About the Fund

How the Fund Invests

ABOUT THE INVESTMENT ADVISER AND THE SUB-ADVISER

The Fund is managed by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC. As used in this Prospectus, the term “Investment Adviser” includes the sub-adviser.

ABOUT THE PORTFOLIO MANAGER OF THE CORPORATION

Peter J. Hayes is a Vice President of the Corporation and the portfolio manager of the Fund.

The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Outlined below are the main strategies the Fund uses in seeking to achieve its investment objectives:

The Fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the Fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations.

Fund management considers a variety of factors when choosing investments, such as:

•	Credit Quality of Issuers — based on bond ratings and other factors including economic and financial conditions.
•	Yield Analysis — takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations typically have higher yields).
•	Maturity Analysis — the weighted average maturity of the portfolio will be maintained within a desirable range as determined from time to time. Factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve.

In addition, Fund management considers the availability of features that protect against an early call of a bond by the issuer.

The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

Other Strategies. In addition to the main strategies discussed above, the Fund may use certain other investment strategies.

The Fund may invest up to 20% of its assets on a temporary basis in taxable money market securities that have a maturity of one year or less. The Fund may make these investments for liquidity purposes or as a temporary investment pending an investment in municipal bonds. As a temporary measure for defensive purposes, the Fund may invest without limitation in taxable money market securities. These investments may prevent the Fund from meeting its investment objective.

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Investments in taxable money market securities as well as some of the derivatives discussed below may cause the Fund to have taxable investment income. The Fund may also realize capital gains on the sale of its municipal bonds (and other securities it holds). These capital gains will be taxable regardless of whether they are derived from a sale of municipal bonds.

The Fund is permitted to engage in transactions in certain derivatives, such as financial futures contracts and options thereon, for hedging purposes. The Fund may also invest in other derivatives, such as indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements, for hedging purposes or to enhance income. Derivatives are financial instruments whose value is derived from another security or an index such as the Lehman Brothers Municipal Bond Index.

The Fund may invest uninvested cash balances in affiliated money market funds.

Outlined below are other main strategies the Fund uses in seeking to achieve its investment objective:

The Fund invests primarily in investment grade municipal bonds or notes, including variable rate demand obligations, that have a maturity of less than four years. Under normal circumstances, the Fund expects to invest all of its assets in such bonds or notes. Certain municipal bonds that the Fund purchases may have a maturity of greater than four years, but allow the Fund to require the issuer to redeem the bonds within four years. The Fund treats these bonds as having a maturity of less than four years. Because of their shorter maturities, the Fund’s investments generally will not be as sensitive to changes in prevailing interest rates as are investments in long-term municipal bonds. Fluctuations in interest rates on short-term municipal bonds may, however, vary more widely than those on long-term municipal bonds from time to time.

10

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk — Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Call and Redemption Risk — A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

General Obligation Bonds — The faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and

11

taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

Variable Rate Demand Obligations — Variable rate demand obligations (VRDOs) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk and Leverage Risk — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of the Fund’s shares and in the yield on the Fund’s holdings. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Certain derivative securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when issued securities, forward commitments, futures contracts and options.

Derivatives — The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

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Credit risk — the risk that the counterparty (the party on the other side of the transaction) in a derivative transaction will be unable to honor its financial obligation to the Fund.

Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Because the Fund may use derivatives to seek to enhance returns, its investments will expose the Fund to the risks outlined above to a greater extent than if the Fund used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.

Indexed and Inverse Floating Rate Securities — The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities.

13

Swap Agreements — Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Taxability Risk — The Fund intends to minimize the payment of taxable income to shareholders by investing in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. If the interest paid on any municipal security held by a Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable.

Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If the Fund buys illiquid securities, it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

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Statement of Additional Information

If you would like further information about the Fund, including how the Fund invests, please see the Statement of Additional Information.

For a discussion of the Corporation’s policies and procedures regarding the selective disclosure of the Fund’s portfolio holdings, please see the Statement of Additional Information. The Corporation makes the Fund’s top ten holdings available on a monthly basis at www.blackrock.com generally within 12 business days after the end of the month to which the information applies.

15

Your Account

Pricing of Shares

BlackRock shares are offered to institutional investors, registered investment advisers and certain fee-based programs. Your financial adviser or other financial intermediary can help you determine whether you are eligible to buy BlackRock shares or to participate in any of these programs.

Certain financial intermediaries that make Fund shares available to their customers may charge fees in addition to those described in this Prospectus for providing certain services, including: marketing, distribution or other services intended to assist in the offer and sale of Fund shares; shareholder servicing activities; and/or sub-transfer agency services provided to individual shareholders or beneficial owners where a financial intermediary maintains omnibus accounts with the Fund’s transfer agent. The Investment Adviser, the Distributors or their affiliates may pay all or a portion of those fees out of their own resources. The amount of fees paid to a financial intermediary in any given year will vary and may be based on one or more factors, including a fixed amount, a fixed percentage rate, the financial intermediary’s sales of Fund shares, assets in Fund shares held by the intermediary’s customers, or other factors. In addition, consistent with applicable regulations, the Distributors or their affiliates may from time to time pay for or make contributions to financial intermediaries or their employees in connection with various activities including: training and education seminars for financial intermediary employees, clients and potential clients; due diligence meetings regarding the Fund; recreational activities; gifts; and/or other non-cash items. See the Statement of Additional Information for more information.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. created a new BlackRock, Inc., a new independent asset management company. See “Management of the Fund.” In connection with this transaction, Merrill Lynch Municipal Bond Fund, Inc. was renamed “BlackRock Municipal Bond Fund, Inc.” and the Fund was renamed “BlackRock Short-Term Municipal Fund”.

The Fund’s shares are distributed by FAM Distributors, Inc. and BlackRock Distributors, Inc., each an affiliate of the Investment Adviser.

16

The table below summarizes key features of the BlackRock shares.

Availability	Limited to certain eligible investors including:
• Institutional investors
• Registered investment advisers
• Certain fee-based programs

Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No.

Account Maintenance and Distribution Fees?	No.

Redemption Fee?	No.

Conversion to Investor A shares?	No.

17

How to Buy, Sell, Transfer and Exchange Shares

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial adviser, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy, sell, transfer and exchange shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-441-7762. Because the selection of a mutual fund involves many considerations, your financial adviser or other financial intermediary may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to Uniform Gifts or Transfers to Minors Act accounts.

18

If You Want To	Your Choices	Information Important for You to Know

Buy Shares	Determine the amount of your investment

The minimum initial investment for BlackRock shares is:

  $5 million for institutions and individuals
  $250,000 for registered investment advisers

(The minimums for initial investments may be waived under certain circumstances.)

Have your financial adviser, selected securities dealer or other financial intermediary submit your purchase order

  The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed by the close of business on the New York Stock Exchange (generally 4:00 pm Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

  Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a purchase. Merrill Lynch, an affiliate of the Investment Adviser, generally charges a processing fee of $5.35.

Or contact the Transfer Agent

  To purchase shares directly, call (800) 441-7762 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares

  The minimum investment for additional purchases is generally $50 for all accounts except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment plans, may have higher minimums.

  (The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends and capital gains distributions are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through your investment account.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary

  You may transfer your shares of the Fund only to another securities dealer that has entered into an agreement with a Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: Transfer your shares to an account with the Transfer Agent; or Sell your shares, paying any applicable deferred sales charges.

Sell Your Shares	Have your financial adviser, selected securities dealer or other financial intermediary submit your sales order

  The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

  Securities dealers or other financial intermediaries may charge a fee to process a redemption of shares. Merrill Lynch generally charges a processing fee of $5.35.

  The Fund may reject an order to sell shares under certain circumstances.

19

If You Want To	Your Choices	Information Important for You to Know

Sell Your Shares (continued)	Sell through the Transfer Agent

  You may sell shares held at the Transfer Agent by writing to the Transfer Agent. All shareholders on the account must sign the letter. A signature guarantee will generally be required, but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

  You may also sell shares held at the Transfer Agent by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check, or (ii) $250,000 for payments through the Automated Clearing House Network (ACH) or wire transfer. Call (800) 441-7762 for details. Redemption requests in excess of these amounts must be in writing with a medallion signature guarantee.

  Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15 for redemptions by check sent via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plans

  To start a Systematic Withdrawal Plan (“SWP”), you must have a current investment of $10,000 or more in a BlackRock fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form, which may be obtained from the Transfer Agent. To participate, you must have your Fund dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent.
  Ask your financial adviser or other financial intermediary for details.

20

  Short Term Trading

  The Fund reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading (sometimes known as “market timing”) into and out of the Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Fund. Short-term or excessive trading may cause the Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. Accordingly, the Corporation has adopted certain policies and procedures, which have been reviewed and approved by the Corporation’s Board of Directors, designed to deter such short-term or excessive trading. The Fund will reject purchase orders from market timers or other investors if Fund management, in its discretion, has determined that such orders are short-term or excessive, and will be disruptive to the Fund. For these purposes, Fund management considers an investor’s trading history in the Fund or other funds advised by the Investment Adviser or its affiliates, and accounts under common ownership or control. Each Distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the Fund’s Transfer Agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributors in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts.

  The Fund applies these policies to all shareholders. However, Fund management may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to the Fund and so makes no representation that all such orders can or will be rejected.

  Anti-Money Laundering Requirements

  The Corporation is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

21

  BlackRock Privacy Principles

  BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

  If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

  BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

  BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

  We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

22

How Shares Are Priced

IMPORTANT DEFINITIONS

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

  When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open, as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

  The Fund generally values its portfolio securities using market prices provided by an independent pricing service approved by the Corporation’s Board of Directors. If market quotations are not readily available or, in the Investment Adviser’s judgment, they do not accurately reflect fair value for a security, that security will be valued by another method that the Board of Directors believes more accurately reflects the fair value. The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Investment Adviser’s Valuation Committee. Fair value determinations may be made by the Fund’s independent pricing service using a matrix pricing system or by the Valuation Committee after consideration of the material factors that may affect the value of a particular security. Fair value determinations by the Investment Adviser that affect the Fund’s net asset value are subject to review, approval or ratification, as appropriate, by the Board of Directors. The Fund’s use of fair value pricing is designed to ensure that the Fund’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair value used by the Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

  The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

23

Dividends and Taxes

IMPORTANT DEFINITIONS

Dividends — exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.
“BUYING A DIVIDEND”

You may want to avoid buying shares shortly before the Fund pays a dividend although the impact on you will be significantly less than if you were invested in a fund paying fully taxable dividends. The reason? If you buy shares when the Fund has realized but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

  The Fund will distribute net investment income, if any, monthly and net realized capital gains, if any, at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the Transfer Agent.

  The Fund intends to make distributions most of which will be excludable from gross income for Federal income tax purposes.

  The Fund will only purchase a municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes. To the extent that the dividends distributed by the Fund are from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax.

  There is a possibility that events occurring after the date of issuance of a security, or after the Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

  Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes and will generally be subject to state and local income taxes. If you redeem or exchange Fund shares, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to the Fund’s investment in private activity bonds.

  Generally, within 60 days after the end of the Corporation’s taxable year, the Corporation will tell you the amount of exempt-interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long term capital gains to you, regardless of how long you have held your shares. The tax treatment of dividends from the Fund is the same whether you choose to receive them in cash or to have them reinvested in shares of the Fund.

  By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

  This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

24

Electronic Delivery

  Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semiannual reports and prospectuses by enrolling in the Corporation’s electronic delivery program. To enroll:

  Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

  Shareholders Who Hold Accounts Directly With BlackRock:

          1) Access the BlackRock website at http://www.blackrock.com/edelivery

          2) Log into your account

Delivery of Shareholder Documents

  The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

25

Management of the Fund

BlackRock Advisors, LLC

  BlackRock Advisors, LLC, the Fund’s Investment Adviser, manages the Fund’s investments and its business operations subject to the oversight of the Corporation’s Board of Directors. The Investment Adviser is a wholly owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. The combined company offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. The new company has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

  The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with BlackRock Investment Management, LLC (the “Sub-Adviser”), an affiliate, under which the Investment Adviser pays the Sub-Adviser a fee for services it provides equal to 59% of the advisory fee paid to the Investment Adviser under the investment advisory agreement (the “Investment Advisory Agreement”) between the Investment Adviser and the Corporation. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio.

  Under the Investment Advisory Agreement, the Corporation pays the Investment Adviser fees at annual rates that decrease as the total assets of the Fund, the BlackRock Municipal Insured Fund and the BlackRock National Municipal Fund (collectively the “Funds”) increase above certain levels. The fee rates are applied to the average daily net assets of each of the three Funds, with the reduced rates applicable to portions of the assets of each of the three Funds to the extent that the aggregate average daily net assets of the three combined Funds exceeds $250 million, $400 million, $550 million and $1.5 billion (each such amount being a “breakpoint level”). These annual fee rates range from 0.40% to 0.325% for the Fund.

  Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as the Fund’s investment adviser and was compensated according to the

26

  same advisory fee rates described above. For the fiscal year ended June 30, 2006, FAM received a fee from the Fund at the annual rate of 0.34% (as a percentage of the average daily net assets of the Fund).

  A discussion of the basis for the Board of Directors’ approval of the investment advisory agreement with the Investment Adviser with respect to the Short-Term Fund is included in the Corporation’s annual shareholder report for the most recent fiscal year ended June 30 and a discussion of the basis for the Board of Directors’ approval of the sub-advisory agreement between the Investment Adviser and the Sub-Adviser with respect to the Short-Term Fund will be included in the Corporation’s semi-annual shareholder report for the fiscal period ending December 31, 2006.

  Peter J. Hayes is the portfolio manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. Hayes is a Vice President of the Corporation and has been the portfolio manager of the Fund since 1996. He is a Managing Director of BlackRock, Inc. Prior to joining BlackRock in 2006, Mr. Hayes was a Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006 and was a First Vice President of MLIM from 1997 to 2000. He has been a portfolio manager with BlackRock or MLIM since 1987.

  For more information about the portfolio manager’s compensation, other accounts he manages and his ownership of Fund shares, please see the Statement of Additional Information.

  The Investment Adviser was organized in 1994 to perform advisory services for investment companies. The Sub-Adviser is a registered investment adviser and commodity pool operator organized in 1999. The Investment Adviser and its affiliates had approximately $1.04 trillion in investment company and other portfolio assets under management as of June 30, 2006.

  From time to time, a manager, analyst, or other employee of the Investment Adviser or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Investment Adviser or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

  Conflicts of Interest

  The investment activities of the Investment Adviser and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could

27

  disadvantage the Fund and its shareholders. The Investment Adviser provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Investment Adviser and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)), are involved with a broad spectrum of financial services and asset management activities, and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in the Investment Adviser or an Affiliate having positions that are adverse to those of the Fund. Neither the Investment Adviser nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Investment Adviser or an Affiliate may compete with the Fund for appropriate investment opportunities. In addition, the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships. The Fund also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. The Fund may also make brokerage and other payments to an Affiliate in connection with the Fund’s portfolio investment transactions.

  The activities of the Investment Adviser or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. The Investment Adviser has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

28

FINANCIAL HIGHLIGHTS

  The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. The BlackRock shares have not yet commenced operations; therefore, financial performance information is not provided for the BlackRock shares. Financial performance information is shown for Investor A1, Investor B, Class C (no longer outstanding) and Institutional shares of the Fund, which are offered by a separate Prospectus. All Class C shares converted to Class A (now Investor A1) shares on August 25, 2006 and are no longer outstanding. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Corporation’s Annual Report, which is available upon request.

	BlackRock Short-Term Municipal Fund
	Investor A1					Investor B
	For the Year Ended June 30,					For the Year Ended June 30,
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002

Per Share Operating Performance:

Net asset value, beginning of year	$ 10.00	$ 10.06	$ 10.18	$ 10.14	$ 10.06	$ 10.00	$ 10.05	$ 10.17	$ 10.13	$ 10.06

Investment income — net	.26 (b)	.18 (b)	.17 (b)	.24 (b)	.32	.23 (b)	.15 (b)	.14 (b)	.21 (b)	.29

Realized and unrealized gain (loss) — net	(.11)	(.06)	(.12)	.04	.08	(.12)	(.05)	(.12)	.04	.07

Total from investment operations	.15	.12	.05	.28	.40	.11	.10	.02	.25	.36

Less dividends from investment income — net	(.26)	(.18)	(.17)	(.24)	(.32)	(.23)	(.15)	(.14)	(.21)	(.29)

Net asset value, end of year	$ 9.89	$ 10.00	$ 10.06	$ 10.18	$ 10.14	$ 9.88	$ 10.00	$ 10.05	$ 10.17	$ 10.13

Total Investment Return:(a)

Based on net asset value per share	1.47%	1.20%	.50%	2.77%	3.99%	1.11%	1.04%	.24%	2.51%	3.62%

Ratios to Average Net Assets:

Expenses, net of waiver	.54%	.53%	.52%	.52%	.56%	.80%	.79%	.77%	.78%	.82%

Expenses	.55%	.54%	.53%	.53%	.56%	.81%	.80%	.78%	.79%	.82%

Investment income — net	2.55%	1.76%	1.68%	2.31%	3.13%	2.28%	1.50%	1.43%	2.10%	2.87%

Supplemental Data:

Net assets, end of year (in thousands)	$99,293	$141,172	$244,741	$248,454	$140,744	$23,769	$38,565	$63,135	$83,886	$81,967

Portfolio turnover	82.77%	87.42%	69.08%	44.61%	74.74%	82.77%	87.42%	69.08%	44.61%	74.74%

(a)	Total investment returns exclude the effects of sales charges.
(b)	Based on average shares outstanding.

29

FINANCIAL HIGHLIGHTS (concluded)
	BlackRock Short-Term Municipal Fund
	Class C					Institutional
	For the Year Ended June 30,					For the Year Ended June 30,
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002

Per Share Operating Performance:

Net asset value, beginning of year	$ 9.95	$ 10.01	$ 10.13	$ 10.09	$ 10.01	$ 9.99	$ 10.05	$ 10.17	$ 10.13	$ 10.05

Investment income — net	.23 (b)	.15 (b)	.14 (b)	.19 (b)	.29	.27 (b)	.19 (b)	.18 (b)	.27 (b)	.34

Realized and unrealized gain (loss) — net	(.11)	(.06)	(.12)	.06	.08	(.11)	(.06)	(.12)	.02	.08

Total from investment operations	.12	.09	.02	.25	.37	.16	.13	.06	.29	.42

Less dividends from investment income — net	(.23)	(.15)	(.14)	(.21)	(.29)	(.27)	(.19)	(.18)	(.25)	(.34)

Net asset value, end of year	$ 9.84	$ 9.95	$ 10.01	$ 10.13	$ 10.09	$ 9.88	$ 9.99	$ 10.05	$ 10.17	$ 10.13

Total Investment Return:(a)

Based on net asset value per share	1.21%	.94%	.23%	2.52%	3.72%	1.57%	1.30%	.59%	2.87%	4.10%

Ratios to Average Net Assets:

Expenses, net of waiver	.80%	.79%	.77%	.78%	.82%	.44%	.43%	.42%	.42%	.46%

Expenses	.81%	.80%	.78%	.79%	.82%	.45%	.44%	.43%	.43%	.46%

Investment income — net	2.29%	1.51%	1.42%	1.92%	2.91%	2.66%	1.88%	1.78%	2.44%	3.30%

Supplemental Data:

Net assets, end of year (in thousands)	$63,868	$92,907	$144,656	$135,782	$1,596	$149,333	$186,877	$243,443	$251,137	$204,936

Portfolio turnover	82.77%	87.42%	69.08%	44.61%	74.74%	82.77%	87.42%	69.08%	44.61%	74.74%

(a)	Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Institutional shares are no longer subject to any front-end sales charges.
(b)	Based on average shares outstanding.

30

  FUND
  BlackRock Short-Term Municipal Fund of
  BlackRock Municipal Bond Fund, Inc.
  P.O. Box 9011
  Princeton, New Jersey 08543-9011
  (800) 441-7762

  INVESTMENT ADVISER
  BlackRock Advisors, LLC
  100 Bellevue Parkway
  Wilmington, Delaware 19809

  SUB-ADVISER
  BlackRock Investment Management, LLC
  P.O. Box 9011
  Princeton, New Jersey 08543-9011

  TRANSFER AGENT
  PFPC, Inc.
  P.O. Box 9819
  Providence, Rhode Island 02940-8019

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  Deloitte & Touche LLP
  750 College Road East
  Princeton, New Jersey 08540

  ACCOUNTING SERVICES PROVIDER
  State Street Bank and Trust Company
  500 College Road East
  Princeton, New Jersey 08540

  DISTRIBUTORS
  BlackRock Distributors, Inc.
  760 Moore Road
  King of Prussia, Pennsylvania 19406

  FAM Distributors, Inc.
  P.O. Box 9081
  Princeton, New Jersey 08543-9081

  CUSTODIAN
  The Bank of New York
  100 Church Street
  New York, New York 10007

  COUNSEL
  Sidley Austin LLP
  787 Seventh Avenue
  New York, New York 10019-6018

  For More Information

  This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

  Shareholder Reports

  Additional information about the Funds’ investments is available in the Corporation’s Annual and Semi-Annual Reports. In the Corporation’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. You may obtain these reports at no cost at www.blackrock.com or by calling 800-441-7762.

  The Corporation will send you one copy of each shareholder report and certain other mailings, regardless of the number of Corporation accounts you have. To receive separate shareholder reports for each account, call your financial adviser or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial adviser or other financial intermediary or call the Transfer Agent at 800-441-7762.

  Statement of Additional Information

  The Statement of Additional Information contains further information about the Corporation. The portions of the Statement of Additional Information relating to the Corporation are incorporated by reference into (legally considered part of) this Prospectus. The portions of the Statement of Additional Information that do not relate to the Corporation are not incorporated by reference, are not part of this Prospectus, and should not be relied on by investors in the Funds. You may obtain a free copy at www.blackrock.com or by writing to the Corporation at PFPC, Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019 or by calling 800-441-7762.

  World Wide Web

  Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries to www.blackrock.com

  Securities and Exchange Commission

  Information about the Corporation (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the Commission’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

  You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

  INVESTMENT COMPANY ACT FILE #811-02688
  ©BlackRock Advisors, LLC

  Code #10051-1006BR

  BlackRock Municipal Bond Fund, Inc.

  Supplement Dated October 2, 2006 to
  Statement of Additional Information Dated October 2, 2006

          Shareholders of the BlackRock Municipal Insured Fund (the “Insured Fund”) and BlackRock National Municipal Fund (the “National Fund”) are currently being asked to approve the investment advisory fee rates for these Funds set forth in the Statement of Additional Information under “Management and Advisory Arrangements.” Until such shareholder approval is obtained, the annual advisory fee rates as a percentage of average daily net assets will be as follows:

Aggregate of Average Daily Net Assets of the Three Combined Funds*	Insured Fund	National Fund
Not exceeding $250 million	0.40%	0.40%
In excess of $250 but not exceeding $400 million	0.375%	0.375%
In excess of $400 but not exceeding $550 million	0.35%	0.375%
In excess of $550 million but not exceeding $1.5 billion	0.325%	0.375%
In excess of $1.5 billion	0.325%	0.350%

*	Shareholders are not being asked to approve any change in the investment advisory fee rates for the BlackRock Short-Term Municipal Fund.

  STATEMENT OF ADDITIONAL INFORMATION

  BLACKROCK MUNICIPAL BOND FUND, INC.

  P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

  This Statement of Additional Information of BlackRock Municipal Bond Fund, Inc. (the “Corporation”) is not a prospectus and should be read in conjunction with the Prospectus of the Corporation, dated October 2, 2006, which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-441-7762 or by writing to the Corporation at the above address. The Corporation’s Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Corporation have been incorporated by reference into the Corporation’s Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to the Corporation do not form a part of the Corporation’s Statement of Additional Information, have not been incorporated by reference into the Corporation’s Prospectus and should not be relied upon by investors in the Corporation. The Corporation’s audited financial statements are incorporated into this Statement of Additional Information by reference to the Corporation’s 2006 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday-Friday.

  INVESTMENT ADVISER
  BLACKROCK ADVISORS, LLC

  DISTRIBUTORS
  BLACKROCK DISTRIBUTORS, INC.
  FAM DISTRIBUTORS, INC.

  The date of this Statement of Additional Information is October 2, 2006

Part I

Investment Objectives and Policies	I-3
Investment Restrictions	I-6
Information on Officers and Directors	I-8
Management and Advisory Arrangements	I-13
Information on Sales Charges and Distribution Related Expenses	I-16
Computation of Offering Price	I-20
Fund Transactions and Brokerage	I-21
Fund Performance	I-21
Additional Information	I-23
Financial Statements	I-23

Part II

Investment Risks and Considerations	II-1
Management and other Service Arrangements	II-37
Purchase of Shares	II-44
Redemption of Shares	II-54
Shareholder Services	II-56
Pricing of Shares	II-60
Portfolio Transactions and Brokerage	II-62
Dividends and Taxes	II-65
Performance Data	II-70
Proxy Voting Policies and Procedures	II-72
General Information	II-75
Appendix A	A-1

  PART I: INFORMATION ABOUT BLACKROCK MUNICIPAL BOND FUND, INC.

  Part I of this Statement of Additional Information sets forth information about the Corporation. The Corporation is comprised of four separate series: the BlackRock Municipal Insured Fund (the “Insured Fund”), the BlackRock National Municipal Fund (the “National Fund”), the BlackRock Short-Term Municipal Fund (the “Short-Term Fund”) and the BlackRock High Yield Municipal Fund (the “High Yield Fund”) (each, a “Fund” and collectively the “Funds”). This Part I includes information about the Corporation’s Board of Directors, the advisory services provided to and the management fees paid by the Corporation, performance data for the Corporation, and information about other fees paid by and services provided to the Corporation. This Part I should be read in conjunction with the Corporation’s Prospectus and those portions of Part II of this Statement of Additional Information that pertain to the Corporation.

  I. Investment Objectives and Policies

  The investment objective of the Corporation is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of each Fund. The Corporation is comprised of four separate Series, each of which is, in effect, a separate fund issuing its own shares. Each Fund seeks to achieve its objective by investing in a diversified portfolio of debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel to the issuer, is generally excludable from gross income for Federal income tax purposes, except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax (such obligations are herein referred to as “Municipal Bonds”). Municipal Bonds include general obligation bonds, revenue or special obligation bonds, private activity bonds, variable rate demand notes, and short-term tax-exempt municipal obligations such as tax anticipation notes. Under normal circumstances, each Fund invests at least 80% of its net assets in Municipal Bonds. For this purpose, net assets include any borrowings for investment purposes. This is a fundamental policy of each Fund and may not be changed without a vote of the majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). No Fund may purchase securities other than Municipal Bonds and certain temporary investments described below. The Corporation is classified as a diversified open-end management investment company under the Investment Company Act. Each Fund currently contemplates that it will not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state. There can be no assurance that the investment objective of any Fund can be attained.

  While no Fund intends to realize significant taxable investment income, each Fund has the authority to invest as much as 20% of its assets on a temporary basis in taxable money market securities with remaining maturities not in excess of one year from the date of purchase (“Temporary Investments”) for liquidity purposes or as a temporary investment of cash pending investment of such cash in Municipal Bonds. In addition, each Fund reserves the right to temporarily invest a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of BlackRock Advisors, LLC (the “Investment Adviser”), market conditions warrant such action. Temporary Investments consist of U.S. Government securities, U.S. Government Agency securities, domestic bank certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. From time to time, a Fund may realize capital gains that will constitute taxable income.

  Each Fund may invest in certain tax-exempt securities that are classified as “private activity bonds,” which may subject certain investors to an alternative minimum tax.

  Certain instruments in which a Fund may invest may be characterized as derivative instruments. Each Fund is authorized to engage in transactions in financial futures contracts and options thereon only for hedging purposes. Each Fund is also authorized to invest in indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements, both for hedging purposes and to seek to enhance income.

I-3

  Investment Policies of the Funds

  Each Fund pursues its investment objective through the separate investment policies described below. These policies differ with respect to the maturity and quality of portfolio securities in which a Fund may invest, and these policies can be expected to affect the yield on each Fund and the degree of market, financial and interest rate risk to which the Fund is subject. Generally, Municipal Bonds with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates (“interest rate risk”) than are Municipal Bonds with shorter maturities. In addition, lower rated Municipal Bonds generally will provide a higher yield than higher rated Municipal Bonds of similar maturity but are also generally subject to greater market risk and to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations (“credit risk”). A Fund’s net asset value may fall when interest rates rise and rise when interest rates fall. Because of its emphasis on investments in Municipal Bonds, each Fund should be considered as a means of diversifying an investment portfolio and not in itself a balanced investment plan.

  Insured Fund

  The Insured Fund invests at least 80% of its assets in investment grade Municipal Bonds that are covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest when due. Although it invests primarily in insured Municipal Bonds, the Fund may invest its uninvested cash balances in uninsured municipal money market securities. Investment grade Municipal Bonds are those rated at the date of purchase in the four highest rating categories of Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa) in the case of long-term debt, rated MIG 1 through MIG 3 by Moody’s, rated F-1+ through F-3 by Fitch, or rated SP-1 through SP-2 by S&P in the case of short-term notes, and rated P-1 or P-2 in the case of Moody’s, rated F-1+ through F-3 by Fitch or A-1 through A-3 by S&P in the case of tax-exempt commercial paper. Depending on market conditions, it is expected that Municipal Bonds with maturities beyond five years will comprise a major portion of this Fund. See Appendix B — “Insurance on Fund Securities” to Part II of this Statement of Additional Information for more information.

  The Insured Fund will invest in Municipal Bonds that, at the time of purchase, either (1) are insured under an insurance policy obtained by the issuer thereof or any other party or (2) are insured under an insurance policy purchased by the Fund. Such policies may only be purchased from an insurance carrier (“eligible insurance carrier”) meeting the criteria of the Fund set forth below. The Fund has purchased from eligible insurance carriers, such as AMBAC Assurance Corporation (“AMBAC”), Municipal Bond Investors Assurance Corporation (“MBIA”), Financial Guaranty Insurance Company (“FGIC”) and Financial Security Assurance Inc. (“FSA”), separate Mutual Fund Insurance Policies (the “Policies”), each of which guarantees the timely payment of principal and interest on specified eligible Municipal Bonds purchased by the Insured Fund (“Insured Municipal Bonds”). Consequently, some of the Insured Municipal Bonds in the Insured Fund may be insured by AMBAC, while others may be insured by MBIA, FGIC, FSA or another eligible insurance carrier. The Policies generally have the same characteristics and features. A Municipal Bond is eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal on an Insured Municipal Bond is not paid when due, AMBAC, MBIA, FGIC or FSA (depending on which Policy covers the bond) is obligated under its Policy to make payment not later than 30 days after it has been notified by, and provided with documentation from, the Insured Fund that such nonpayment has occurred. The insurance feature reduces financial risk, but the cost thereof and the restrictions on investments imposed by the guidelines in the insurance policy may reduce the yield to shareholders.

  The Policies guarantee the payment of principal at maturity and interest on Municipal Bonds that are purchased by the Insured Fund at a time when they are eligible for insurance. Municipal Bonds are eligible for insurance if they are, at the time of purchase by the Insured Fund, identified separately or by category in qualitative guidelines furnished by AMBAC, MBIA, FGIC or FSA and are in compliance with the aggregate limitations on amounts set forth in such guidelines. AMBAC, MBIA, FGIC and/or FSA may withdraw particular securities from the classifications of securities eligible for insurance while continuing to insure previously acquired bonds of such ineligible issues so long as they remain in the Insured Fund and may limit the aggregate amount of each issue or category of municipal securities thereof. The restrictions on investment imposed by the eligibility requirement of the Policies may reduce the yield of the Insured Fund.

I-4

  The Policies will be effective only as to Insured Municipal Bonds beneficially owned by the Insured Fund. In the event of a sale of any Municipal Bonds held by the Insured Fund, the issuer of the relevant Policy is liable only for those payments of interest and principal that are then due and owing. The Policies do not guarantee the market value of the Insured Municipal Bonds or the value of the shares of the Insured Fund. It is the intention of the Insured Fund to retain any Insured Municipal Bonds that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities that are not in default. In certain circumstances, however, Fund management may determine that an alternate value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. As a result of the value placed on the insurance with respect to securities held in the Insured Fund that were in default at the end of the Fund’s last fiscal year, such Insured Municipal Bonds were effectively valued at par. The Insured Fund’s ability to manage its portfolio will be limited to the extent it holds defaulted Insured Municipal Bonds, which may limit its ability in certain circumstances to purchase other Municipal Bonds.

  AMBAC, MBIA, FGIC and FSA or such other eligible insurance carrier may not withdraw coverage on securities insured by their Policies and held by the Insured Fund so long as they remain in the Insured Fund. AMBAC, MBIA, FGIC and FSA, among others, may not cancel their Policies for any reason except failure to pay premiums when due. AMBAC and FSA have reserved the right at any time upon written notice to the Fund to refuse to insure any additional Municipal Bonds purchased by the Insured Fund after the effective date of such notice. The Board of Directors of the Corporation has reserved the right to terminate any of the Policies if it determines that the benefits to the Insured Fund of having its portfolio insured are not justified by the expense involved.

  The premiums for the Policies are paid by the Insured Fund and the yield on the Fund is reduced thereby. The Investment Adviser estimates that the cost of insurance on bonds currently in the Fund will range from approximately .05% to .40% of the Fund’s average net assets during the upcoming year. The estimate is based on the expected composition of the Fund.

  National Fund

  The National Fund may invest in Municipal Bonds rated in any rating category or unrated Municipal Bonds, with maturities beyond five years. The Investment Adviser considers ratings as one of several factors in its independent credit analysis of issuers. This Fund, along with the High Yield Fund, normally can be expected to offer the highest yields of the four Funds, but also to be subject to the highest market and financial risks.

  The investment policies of the National Fund are not governed by specific rating categories. The National Fund may invest in Municipal Bonds rated in any rating category or in unrated Municipal Bonds. The Fund will usually invest in Municipal Bonds having a maturity of five years or longer. Fund management will choose Municipal Bond investments that it believes offer a relatively high potential for total return relative to their total risk. Although the Fund’s investment policies are not governed by specific rating categories, Fund management does not presently intend to invest more than 35% of the Fund’s assets in Municipal Bonds rated below investment grade (below BBB by S&P or Fitch or below Baa by Moody’s) or in unrated Municipal Bonds that Fund management believes are of comparable quality. These lower-rated obligations are commonly known as “junk bonds.” Junk bonds have a high level of financial risk and there is a greater potential for the Fund to lose income and principal on these investments. The 35% limitation on junk bond investments reflects only the present intention of Fund management, and may be changed by the Board of Directors of the Corporation without shareholder approval. Therefore, it is possible that the Fund could invest up to 100% of its assets in junk bonds. Because investment in medium to lower rated Municipal Bonds entails relatively greater risks of loss of income or principal than an investment in higher rated securities, an investment in the National Fund may not be appropriate for all investors. Investors should consider these risks before investing.

  Short-Term Fund

  The Short-Term Fund invests primarily in a portfolio of short-term investment grade Municipal Bonds. Municipal Bonds in the Short-Term Fund will be either Municipal Bonds with a remaining maturity of less than four years or short-term municipal notes, which typically are issued with a maturity of not more than one year. The Short-Term

I-5

  Fund will treat Municipal Bonds that it has the option to require the issuer to redeem within four years as having a remaining maturity of less than four years, even if the period to the stated maturity date of such Municipal Bonds is greater than four years. Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. The Short-Term Fund may generally be expected to offer a lower yield than the other Funds. Interest rates on short-term Municipal Bonds may fluctuate more widely from time to time than interest rates on longer term Municipal Bonds. However, because of the shorter maturities, the market value of the Municipal Bonds held by the Short-Term Fund may generally be expected to fluctuate less as a result of changes in prevailing interest rates.

  The Short-Term Fund will invest primarily in Municipal Bonds rated at the date of purchase in the four highest rating categories by S&P (AAA, AA, A and BBB), Fitch (AAA, AA, A and BBB) or Moody’s (Aaa, Aa, A and Baa) in the case of long-term debt, rated as MIG 1 through MIG 3 by Moody’s, F-1+ through F-3 by Fitch, or SP-1+ through SP-2 by S&P in the case of short-term tax-exempt notes, and rated P-1 through P-2 by Moody’s, F-1+ through F-3 by Fitch or A-1+ through A-3 by S&P in the case of tax-exempt commercial paper. The Short-Term Fund will primarily invest in other Municipal Bonds deemed to qualify for such ratings and in variable rate tax-exempt demand notes. Securities rated in the lowest of these categories are considered to have some speculative characteristics. The Short-Term Fund may continue to hold securities that, after being purchased by the Fund, are downgraded to a rating lower than those set forth above.

  High Yield Fund

  The High Yield Fund may invest in Municipal Bonds rated in any rating category or in unrated Municipal Bonds. The Fund will usually invest in Municipal Bonds that have a maturity of five years or longer. Fund management chooses Municipal Bonds that it believes offer a relatively high potential for total return relative to their total risk. Although the Fund may invest in Municipal Bonds in any rating category, Fund management presently intends to invest at least 65% of the Fund’s net assets in medium- to low-quality bonds as rated by at least one independent rating agency (BBB or lower by S&P or Fitch or Baa or lower by Moody’s), or if unrated, judged to be of comparable quality by the Fund’s investment adviser. Obligations rated below BBB or Baa are commonly known as “junk bonds.” It is possible that the Fund could invest up to 100% of its assets in junk bonds. The Fund may also invest up to 10% of its total assets in Municipal Bonds that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lowest rating categories by at least one rating agency (CC or lower by S&P or Fitch or Ca or lower by Moody’s), or if unrated, judged to be of comparable quality by the Fund’s investment adviser.

  Because investment in medium to lower rated Municipal Bonds entails relatively greater risks of loss of income or principal than an investment in higher rated securities, an investment in the Fund may not be appropriate for all investors. Investors should consider these risks before investing.

  II. Investment Restrictions

  The Corporation, on behalf of each Fund, has adopted restrictions and policies relating to the investment of each Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Corporation and may not be changed without the approval of the holders of a majority of the Corporation’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Corporation, on behalf of each Fund, has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval.

  Set forth below are each Fund’s fundamental and non-fundamental investment restrictions. Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

  Under the fundamental investment restrictions of the Insured Fund, the National Fund and the Short-Term Fund, no Fund may:

  1. Make any investment inconsistent with the Corporation’s classification as a diversified company under the Investment Company Act.

  2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

  3. Make investments for the purpose of exercising control or management.

  4. Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Corporation’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

  6. Issue senior securities to the extent such issuance would violate applicable law.

I-6

  7. Borrow money, except that (i) each Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law. The Corporation may not pledge its assets other than to secure such borrowings or, to the extent permitted by a Fund’s investment policies as set forth in the Corporation’s Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

  8. Underwrite securities of other issuers except insofar as a Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities.

  9. Purchase or sell commodities or contracts on commodities, except to the extent that a Fund may do so in accordance with applicable law and the Corporation’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  Under the non-fundamental investment restrictions of the Insured Fund, the National Fund and the Short-Term Fund, no Fund may:

  a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Funds will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Corporation.

  b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Funds currently do not intend to engage in short sales, except short sales “against the box.”

  c. Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Corporation has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a “Rule 144A Security”) and determined to be liquid by the Corporation’s Board of Directors are not subject to the limitations set forth in this investment restriction.

  d. Notwithstanding fundamental investment restriction (7) above, the Corporation currently does not intend to borrow amounts in any Fund in excess of 10% of the total assets of such Fund, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Corporation shares. In addition, the Corporation will not purchase securities while borrowings are outstanding.

  e. With respect to the Insured Fund, change its policy of investing at least 80% of its assets in Municipal Bonds that are covered by insurance without providing Insured Fund shareholders with at least 60 days’ prior written notice of such change.

  Except with respect to restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

  Also for purposes of investment restriction (2), tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

  Under the High Yield Fund’s fundamental investment restrictions, the Fund may not:

1. Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3. Make investments for the purpose of exercising control or management.

4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5. Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Corporation’s Prospectus and Statement of Additional Information, as they may be amended from time to time and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the Commission.

6. Issue senior securities to the extent such issuance would violate applicable law.

7. Borrow money, except that (i) the Fund may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Corporation’s Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Corporation’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  Under the High Yield Fund’s non-fundamental investment restrictions, the Fund may not:

a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales “against the box.”

c. Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Corporation has otherwise determined to be liquid pursuant to applicable law. Rule 144A Securities determined to be liquid by the Corporation’s Board of Directors are not subject to the limitations set forth in this investment restriction.

d. Notwithstanding fundamental investment restriction (7) above, borrow money or pledge its assets, except that the Fund (a) may borrow as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. The Fund will not purchase securities while borrowings exceed 5% of its total assets.

  Except with respect to restriction (7) of the High Yield Fund, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

  For purposes of investment restriction (2) of the High Yield Fund above, the Fund uses the classifications and subclassifications of Morgan Stanley Capital International as a guide to identify industries. Also for purposes of investment restriction (2), tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

I-7

  III. Information on Officers and Directors

  The Board of Directors of the Corporation consists of seven individuals, six of whom are not “interested persons” of the Corporation as defined in the Investment Company Act (the “non-interested Directors”). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  Each non-interested Director is a member of the Corporation’s Audit Committee (the “Audit Committee”). The principal responsibilities of the Audit Committee are the appointment, compensation, retention and oversight of the Funds’ independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Funds; (ii) review with the independent registered public accounting firm any audit problems or difficulties encountered during or related to the conduct of the audit; (iii) ensure that the independent registered public accounting firm submits on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services that may impact the objectivity and independence of the Funds’ independent registered public accounting firm; and (iv) consider information and comments of the independent registered public accounting firm with respect to the Funds’ accounting and financial reporting policies, procedures and internal control over financial reporting and Fund management’s responses there to. The Board of the Corporation has adopted a written charter for the Audit Committee. The Audit Committee has retained independent legal counsel to assist it in connection with these duties. The Audit Committee met four times during the fiscal year ended June 30, 2006.

  Cynthia A. Montgomery and Edward D. Zinbarg are the members of the Corporation’s Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Corporation and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the nomination of the Corporation’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Corporation that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee did not meet during the fiscal year ended June 30, 2006.

         Biographical Information

  Certain biographical and other information relating to the non-interested Directors of the Corporation is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of investment companies overseen in the complex of funds advised by the Investment Adviser or its affiliates (“BlackRock-advised funds”), and any public directorships.

Name, Address(a) and Age of Director	Position(s) Held with the Corporation	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Ronald W. Forbes (65)(c)	Director	Director since 1977

  Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

				49 registered investment companies consisting of 51 portfolios	None

I-8

Name, Address(a) and Age of Director	Position(s) Held with the Corporation	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Cynthia A. Montgomery (54)(d)	Director	Director since 1994

  Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, University of Michigan from 1979 to 1985; Director, Harvard Business School of Publishing since 2005; Director, McLean Hospital since 2005.

				49 registered investment companies consisting of 51 portfolios	Newell Rubbermaid, Inc. (manufacturing)

Jean Margo Reid (60)	Director	Director since 2004

  Self-employed consultant since 2001; Counsel of Alliance Capital Management (investment adviser) in 2000; General Counsel, Director and Secretary of Sanford C. Bernstein & Co., Inc. (investment adviser/broker-dealer) from 1997 to 2000; Secretary, Sanford C. Bernstein Fund, Inc. from 1994 to 2000; Director and Secretary of SCB, Inc. since 1998; Director and Secretary of SCB Partners, Inc. since 2000; and Director of Covenant House from 2001 to 2004.

				49 registered investment companies consisting of 51 portfolios	None

Roscoe S. Suddarth (71)	Director	Director since 2000

  President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan from 1987 to 1990.

				49 registered investment companies consisting of 51 portfolios	None

Richard R. West (68)	Director	Director since 1981	Professor of Finance from 1984 to 1995, Dean from 1984 to 1993 and since 1995 Dean Emeritus of New York University’s Leonard N. Stern School of Business Administration.	49 registered investment companies consisting of 51 portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s, Inc. (real estate company)

I-9

Name, Address(a) and Age of Director	Position(s) Held with the Corporation	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Edward D. Zinbarg (71)	Director	Director since 2000

  Self-employed financial consultant since 1994; Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

				49 registered investment companies consisting of 51 portfolios	None

(a)	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
(b)	Each Director serves until his or her successor is elected and qualified, or until December 31 of the year in which he or she turns 72, or until his or her death or resignation, or removal as provided in the Corporation’s by-laws or charter or by statute.
(c)	Chairman of the Board of Directors and the Audit Committee.
(d)	Chairman of the Nominating Committee.

  Certain biographical and other information relating to the Director who is an officer and an “interested person” of the Corporation as defined in the Investment Company Act (the “interested Director”) and to the other officers of the Corporation is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships held.

Name, Address(a) and Age	Position(s) Held with the Corporation	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr. (52)(c)	President and Director	President and Director(d) since 2005

  Vice Chairman and Director of BlackRock, Inc., and Global Chief Investment Officer for Equities, Chairman of the BlackRock Private Client Operating Committee, and member of the BlackRock Executive Committee since 2006; President of the funds advised by Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliates (“MLIM/FAM-advised funds”) from 2005 to 2006; President and Chief Investment Officer of MLIM and its affiliate, Fund Asset Management, L.P. (“FAM”), from 2001 to 2006; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) and President of Princeton Administrators, L.P. (“Princeton Administrators”) from 2001 to 2006; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

				131 registered investment companies consisting of 178 portfolios	None

Kenneth A. Jacob (55)	Senior Vice President	Senior Vice President since 2002	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2000 to 2006; Director (Tax-Exempt Fund Management) of MLIM from 1997 to 2000.	39 registered investment companies consisting of 53 portfolios	None

Theodore R. Jaeckel, Jr. (46)	Vice President and Portfolio Manager of the High Yield Fund	Vice President since 2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2005 to 2006; Director (Municipal Tax-Exempt Fund Management) of MLIM from 1997 to 2004.	8 registered investment companies consisting of 9 portfolios	None

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Name, Address(a) and Age	Position(s) Held with the Corporation	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock - Advised Funds and Portfolios Overseen	Public Directorships
John Loffredo (42)	Senior Vice President	Senior Vice President since 2002	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2000 to 2006; Director (Tax Exempt Fund Management) of MLIM from 1997 to 2000.	40 registered investment companies consisting of 54 portfolios	None

Peter J. Hayes (47)	Vice President and Portfolio Manager of the Short-Term Fund	Vice President since 1997

  Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2000 to 2006; Director (Municipal Tax-Exempt Fund Management) of MLIM from 1997 to 2000; Vice President of MLIM from 1988 to September 1997

				4 registered investment companies consisting of 2 portfolios	None

Robert A. DiMella, CFA (39)	Vice President and Portfolio Manager of the Insured Fund	Vice President since 1997

  Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2004 to 2006; Director (Municipal Tax-Exempt Fund Management) of MLIM from 2002 to 2004; Vice President of MLIM from 1996 to 2002.

				6 registered investment companies consisting of 6 portfolios	None

Walter O’Connor (44)	Vice President and Portfolio Manager of the National Fund	Vice President since 1997

  Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1997 to 2002; Vice President of MLIM from 1993 to 1997; Assistant Vice President of MLIM from 1991 to 1993.

				5 registered investment companies consisting of 5 portfolios	None

Donald C. Burke (46)	Vice President And Treasurer	Vice President since 1993 and Treasurer since 1999

  Managing Director of BlackRock, Inc. since 2006; First Vice President of MLIM and FAM from 1997 to 2006 and Treasurer thereof from 1999 to 2006; Senior Vice President and Treasurer of Princeton Services from 1999 to 2006 and Director from 2004 to 2006; Vice President of FAM Distributors, Inc. (“FAMD”) from 1999 to 2006 and Director from 2004 to 2006; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds from 2004 to 2006.

				139 registered investment companies consisting of 185 portfolios	None

Jeffrey Hiller (55)	Chief Compliance Officer	Chief Compliance Officer since 2004

  Managing Director of BlackRock, Inc. and Fund Chief Compliance Officer since 2006; Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange Commission’s Division of Enforcement in Washington, D.C. from 1990 to 1995.

				140 registered investment companies consisting of 187 portfolios	None

I-11

Name, Address(a) and Age	Position(s) Held with the Corporation	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Alice A. Pellegrino (46)	Secretary	Secretary since 2004

  Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from 2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from 1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services from 2004 to 2006.

				132 registered investment companies consisting of 179 portfolios	None

(a)	The address of each officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.
(b)	Each officer is elected by and serves at the pleasure of the Board of Directors of the Corporation.
(c)	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of the Corporation based on his current and former positions with BlackRock, Inc. and its affiliates.
(d)	As a Director, Mr. Doll serves until his successor is elected and qualified, until December 31 of the year in which he turns 72 or until his death, resignation, or removal as provided in the Corporation’s by-laws or charter or by statute.

         Share Ownership

  Information relating to each Director’s share ownership in the Funds and in all registered funds in the BlackRock-advised funds that are overseen by the respective Director (“Supervised Funds”) as of December 31, 2005 is set forth in the chart below.

Name	Aggregate Dollar Range of Equity Securities in the Insured Fund	Aggregate Dollar Range of Equity Securities in the National Fund	Aggregate Dollar Range of Equity Securities in the Short-Term Fund	Aggregate Dollar Range of Equity Securities in the High Yield Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds
Interested Director:
Robert C. Doll, Jr.	None	$10,001–$50,000	None	None	Over $100,000
Non-Interested Directors:
Ronald W. Forbes	None	$1–$10,000	None	None	Over $100,000
Cynthia A. Montgomery	None	None	None	None	Over $100,000
Jean Margo Reid	None	Over $100,000	None	None	Over $100,000
Roscoe S. Suddarth	None	None	None	None	Over $100,000
Richard R. West	None	None	None	None	Over $100,000
Edward D. Zinbarg	None	None	Over $100,000	None	Over $100,000

  Directors of the Corporation may purchase Institutional shares of each Fund.

  As of August 31, 2006 the Directors and officers of the Corporation as a group owned an aggregate of less than 1% of the outstanding shares of any Fund. As of June 30, 2006, none of the non-interested Directors of the Corporation or their immediate family members owned beneficially or of record any securities in affiliates of the Investment Adviser.

         Compensation of Directors

  The Corporation pays each non-interested Director a combined fee, for service on the Board and Audit Committee, of $9,000 per year plus $250 for each in-person Board meeting attended and $250 for each in-person Audit Committee meeting attended. The Chairman of the Audit Committee receives an additional fee of $2,083 per year. The Corporation reimburses each non-interested Director for his or her out-of-pocket expenses relating to attendance at Board, Audit Committee and any Nominating Committee meetings.

  The following table shows the compensation earned by the non-interested Directors with respect to the Corporation for the fiscal year ended June 30, 2006 and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2005.

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Name	Compensation from Corporation	Pension or Retirement Benefits Accrued as Part of Corporation Expense	Aggregate Compensation from Corporation and Other BlackRock- Advised Funds(a)
Ronald W. Forbes(b)	$10,214	None	$304,567
Cynthia A. Montgomery	$ 9,000	None	$254,567
Jean Margo Reid	$ 7,333	None	$254,567
Roscoe S. Suddarth	$ 9,000	None	$254,567
Richard R. West	$ 9,000	None	$254,567
Edward D. Zinbarg	$ 9,000	None	$254,567

(a)	For the number of BlackRock-advised funds from which each Director receives compensation, see the table beginning on page I-8.
(b)	Chairman of the Board and Audit Committee

IV.	Management and Advisory Arrangements

  Effective September 29, 2006, the Corporation, on behalf of the Insured Fund, the National Fund and the Short-Term Fund, has entered into an investment advisory agreement with BlackRock Advisors, LLC pursuant to which the Investment Adviser receives as compensation for its services to such Funds, a fee with respect to such Funds at the end of each month. Also effective September 29, 2006, the Corporation, on behalf of the High Yield Fund, has entered into an investment advisory agreement with BlackRock Advisors, LLC pursuant to which the Investment Adviser receives as compensation for its services to the High Yield Fund, a fee with respect to the High Yield Fund at the end of each month. The investment advisory agreements between the Investment Adviser and the Corporation are collectively referred to as the “Investment Advisory Agreements.”

  The Investment Adviser has entered into sub-advisory agreements (the “Sub-Advisory Agreements”) with BlackRock Investment Management, LLC (the “Sub-Adviser”), pursuant to which the Sub-Adviser receives a fee for the services it provides equal to 59% of the fee the Investment Adviser receives under each of the Investment Advisory Agreements. The Sub-Adviser is responsible for the day-to-day management of each Fund’s portfolio.

  As compensation for its services to the Insured Fund, the National Fund and the Short-Term Fund, the Investment Adviser receives at the end of each month a fee with respect to each such Fund based on the annual advisory fee rates for that Fund set forth in the table below. These fee rates are applied to the average daily net assets of each Fund, with the reduced rates shown below applicable to portions of the assets of each Fund to the extent that the aggregate average daily net assets of the three combined Funds exceeds $250 million, $400 million, $550 million and $1.5 billion (each such amount being a “breakpoint level”). The portion of the assets of a Fund to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the three combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the three combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

	Advisory Fee Rate
Aggregate of average daily net assets of the three combined Funds	Insured Fund	National Fund	Short-Term Fund
Not exceeding $250 million	0.400%	0.500%	0.400%
In excess of $250 million but not exceeding $400 million	0.375%	0.475%	0.375%
In excess of $400 million but not exceeding $550 million	0.375%	0.475%	0.350%
In excess of $550 million but not exceeding $1.5 billion	0.375%	0.475%	0.325%
In excess of $1.5 billion	0.350%	0.475%	0.325%

  As compensation for its services to the High Yield Fund, the Investment Adviser receives from the Fund at the end of each month a fee at the annual rate of 0.55% of that portion of the average daily net assets of the Fund not exceeding $250 million; 0.525% of that portion of the average daily net assets of the Fund in excess of $250 million but not exceeding $500 million; and 0.50% of that portion of the average daily net assets of the Fund in excess of $500 million.

  Prior to September 29, 2006, FAM, an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., acted as the Corporation’s investment adviser and was compensated according to the same advisory fee rates as the Investment Adviser discussed above. The table below sets forth information about the total advisory fees paid by each Fund to FAM, the Corporation’s previous investment adviser, for the periods indicated. The High Yield Fund commenced operations on August 1, 2006 and therefore no information for the High Yield Fund is available.

	Advisory Fees			Advisory Fees With Waiver(a)
Fiscal Year Ended June 30,	Insured Fund	National Fund	Short-Term Fund	Insured Fund	National Fund	Short-Term Fund
2006	$3,666,253	$6,872,089	$1,326,737	$21,069	$63,071	$54,478
2005	$3,912,421	$6,798,398	$1,948,338	$48,267	$69,530	$49,706
2004	$4,295,090	$5,864,979	$2,500,813	$52,967	$39,488	$98,078

(a)	The Investment Adviser may waive a portion of each Fund’s advisory fee in connection with each Fund’s investment in an affiliated money market.
I-13

  Information Regarding the Portfolio Managers

  Walter O’Connor, Robert DiMella, Peter Hayes and Theodore R. Jaeckel, Jr., CFA, are the portfolio managers of the Insured Fund, the National Fund, the Short-Term Fund and the High Yield Fund, respectively, and are primarily responsible for the day-to-day operations of the Funds.

I-14

  Other Funds and Accounts Managed

  The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio management team are primarily responsible for the day-to-day portfolio management as of the Corporation’s fiscal year ended June 30, 2006.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts

National Fund

Walter O’Connor	4	0	0	0	0	0
	$2,646,932,770	$0	$0	$0	$0	$0

Insured Fund

Robert DiMella	5	0	0	1	0	0
	$2,305,378,497	$0	$0	$22,295,074	$0	$0

Short-Term Fund

Peter Hayes	2	0	0	0	0	0
	$8,934,505,681	$0	$0	$0	$0	$0

High Yield Fund

Theodore R. Jaeckel, Jr.	8	0	0	1	0	0
	$2,682,581,272	$0	$0	$22,295,074	$0	$0

  Portfolio Manager Compensation Overview

  The portfolio manager compensation program of BlackRock Advisors and its affiliates (collectively, herein “BlackRock Advisors”) is critical to BlackRock Advisors’ ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

  Compensation Program

  The elements of total compensation for BlackRock Advisors portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock Advisors has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

  Base Salary

  Under the BlackRock Advisors approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

  Performance-Based Compensation

  BlackRock Advisors believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

  BlackRock Advisors’ formulaic portfolio manager compensation program includes: pre-tax investment performance relative to the appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. For these purposes, the performance of each Fund is compared to that Fund’s Lipper category as follows: National Fund is compared to the Lipper General Municipal Debt Funds classification, Insured Fund is compared to the Lipper Insured Municipal Debt Funds classification, Short-Term Fund is compared to the Lipper Short Municipal Debt Funds classification and High Yield Fund is compared to the Lipper High Yield Municipal Debt Funds classification. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock Advisors management.

  Cash Bonus

  Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

  Stock Bonus

  A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of BlackRock, Inc. (the “Company”). Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the Company’s shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the Company’s performance. Portfolio managers, therefore, have a direct incentive to protect the Company’s reputation for integrity.

  Other Compensation Programs

  Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock Advisors mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock Advisors products and promotes continuity of successful portfolio management teams.

  Other Benefits

  Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

  Fund Ownership

  As of June 30, 2006, the end of the Funds’ most recently completed fiscal year, the dollar range of securities of the Funds beneficially owned by each portfolio manager is shown below:

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of Fund(s) Owned
Robert DiMella	Insured Fund	$1 – $10,000

Peter Hayes	Short-Term Fund	$1 – $10,000

Theodore R Jaeckel, Jr	High Yield Fund	N/A

Walter O’Connor	National Fund	None

  Potential Material Conflicts of Interest

  Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

  Certain investments may be appropriate for a Fund and also for other clients advised by BlackRock and its affiliates, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of BlackRock and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of BlackRock and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will

I-15

  be allocated among the clients in a manner believed by BlackRock to be equitable to each. BlackRock will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of BlackRock and its affiliates in the interest of achieving the most favorable net results to the Fund.

  To the extent that the Fund’s portfolio managers have responsibilities for managing accounts in addition to a Fund, each portfolio manager will need to divide his time and attention among relevant accounts.

  In some cases, a real, potential or apparent conflict may also arise where (i) BlackRock or a portfolio manager may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts managed or (ii) a portfolio manager owns an interest in one fund or account he or she manages and not another.

          Transfer Agency Services

  The table below sets forth information about the total amounts paid by each Fund to Financial Data Services, Inc., the Funds’ previous transfer agent, for the periods indicated:

Fiscal Year Ended June 30,	Insured Fund	National Fund	Short-Term Fund
2006	$335,287	$808,274	$152,114
2005	$408,636	$955,815	$187,598
2004	$505,873	$670,369	$184,405

  The High Yield Fund commenced operations on August 1, 2006; therefore, no information for the High Yield Fund is available.

  Effective on or about September 29, 2006, PFPC, Inc. will serve as the Funds’ transfer agent.

          Accounting Services

  The table below shows the amounts paid by the Corporation to State Street Bank and Trust Company (“State Street”) and to FAM, the Corporation’s previous investment adviser, for accounting services for the periods indicated:

Fiscal Year Ended June 30,	Paid to State Street	Paid to FAM
2006	$778,669	$62,935
2005	$858,104	$69,209
2004	$880,079	$66,502

V.	Information on Sales Charges and Distribution Related Expenses

  Set forth below is information on sales charges (including any contingent deferred sales charges (“CDSCs”)) received by the Funds (other than High Yield Fund, which commenced operations on August 1, 2006, for which information is not available), including amounts paid to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) for the periods indicated. Prior to September 29, 2006, FAM Distributors, Inc. (“FAMD”) was the Funds’ sole distributor for the periods shown. Information is not provided for Investor A shares of the Short-Term Fund or Investor C shares of the Insured Fund, the National Fund and the Short-Term Fund which commenced operations on October 2, 2006.

          Investor A, Investor A1 and Institutional Sales Charge Information

Investor A or Investor A1(a) Shares

For the Fiscal Year Ended June 30,	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load- Waived Shares
Insured Fund
2006	$61,322	$6,382	$54,940	$ 0
2005	$80,567	$7,601	$72,966	$ 0
2004	$58,559	$6,896	$51,663	$3,021
National Fund
2006	$220,937	$24,853	$196,084	$22,586
2005	$199,993	$21,441	$178,552	$ 0
2004	$104,799	$11,896	$ 92,903	$28,000
Short-Term Fund
2006	$ 8,829	$ 673	$ 8,156	$ 0
2005	$15,084	$1,378	$13,706	$ 0
2004	$63,126	$5,226	$57,900	$ 0

(a)	Prior to October 2, 2006, Investor A1 shares were designated Class A shares.

I-16

Institutional Shares(a)

For the Fiscal Year Ended June 30,	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares
Insured Fund
2006	$ 34,297	$ 6,036	$ 28,261	$ 0
2005	$ 52,714	$ 7,752	$ 44,421	$ 0
2004	$ 70,383	$ 9,582	$ 60,801	$ 711
National Fund
2006	$ 48,866	$12,519	$ 35,347	$ 58
2005	$ 96,150	$18,289	$ 77,861	$ 0
2004	$ 91,635	$11,109	$ 80,526	$6,310
Short-Term Fund
2006	$ 14,843	$ 1,179	$ 13,664	$ 0
2005	$ 1,656	$ 220	$ 1,436	$ 0
2004	$ 5,593	$ 441	$ 5,152	$ 0

(a)	Effective December 28, 2005, Institutional shares are no longer subject to a front end sales charge.

           Investor B and Investor C1 Sales Charge Information

Investor B Shares(a)
For the Fiscal Year Ended June 30,	CDSC’s Received by Distributor	CDSC’s paid to Merrill Lynch
Insured Fund
2006	$ 65,081	$ 65,081
2005	$ 89,195	$ 89,195
2004	$164,789	$164,789
National Fund
2006	$ 95,528	$ 95,528
2005	$172,762	$172,762
2004	$307,100	$307,100
Short-Term Fund
2006	$ 36,726	$ 36,726
2005	$ 53,013	$ 53,013
2004	$ 53,103	$ 53,103

(a)	Additional Investor B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.
Investor C1 Shares
For the Fiscal Year Ended June 30,	CDSC’s Received by Distributor	CDSC’s paid to Merrill Lynch
Insured Fund
2006	$ 4,633	$ 4,633
2005	$ 3,140	$ 3,140
2004	$ 17,678	$ 17,678
National Fund
2006	$ 25,548	$ 25,548
2005	$ 19,587	$ 19,587
2004	$ 34,152	$ 34,152

Class C Shares(a)
For the Fiscal Year Ended June 30,	CDSC’s Received by Distributor	CDSC’s paid to Merrill Lynch
Short-Term Fund
2006	$ 8,865	$ 8,865
2005	$ 24,829	$ 24,829
2004	$144,052	$144,052

(a)	No longer outstanding. All Class C shares converted to Class A (now Investor A1) shares on August 25, 2006.

  As of June 30, 2006, direct cash distribution revenues for the period since the commencement of operations of Investor B shares exceeded direct cash distribution expenses by

I-17

  $45,387,637 (68.26% of Investor B average daily net assets at that date for the Insured Fund), $45,213,310 (33.69% of Investor B average daily net assets at that date for the National Fund) and $3,513,640 (14.78% of Investor B average daily net assets at that date for the Short-Term Fund). As of June 30, 2006, direct cash distribution revenues for the period since the commencement of operations of Investor C1 (Class C for Short-Term Fund) shares exceeded direct cash distribution expenses by $1,779,784 (2.92% of Investor C1 average daily net assets at that date for the Insured Fund), $3,504,350 (2.51% of Investor C1 average daily net assets at that date for the National Fund) and $748,980 (1.17% of Class C average daily net assets at that date for the Short-Term Fund).

  For the fiscal year ended June 30, 2006, the Insured, National and Short-Term Funds paid FAMD $454,456, $645,823 and $120,784, respectively, pursuant to the Investor A Distribution Plan (based on average net assets subject to the Investor A Distribution Plan of approximately $180.8 million, $256.9 million and $120.1 million, respectively), all of which were paid to Merrill Lynch for providing account maintenance services in connection with Investor A shares. For the fiscal year ended June 30, 2006, the Insured, National and Short-Term Funds paid FAMD $593,490, $1,182,588 and $106,713, respectively, pursuant to the Investor B Distribution Plan (based on average net assets subject to the Investor B Distribution Plan of approximately $78.7 million, $156.8 million and $30.3 million, respectively), all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Investor B shares. For the fiscal year ended June 30, 2006, the Insured, National and Short-Term Funds paid FAMD $507,578, $985,685 and $267,585, respectively, pursuant to the Investor C1 (Class C for Short-Term Fund) Distribution Plan (based on average net assets subject to the Investor C1 (Class C for Short-Term Fund) Distribution Plan of approximately $63.1 million, $122.5 million and $76.0 million, respectively), all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Investor C1 (Class C for Short-Term Fund) shares.

          Limitations on the Payment of Deferred Sales Charges

  The following tables set forth comparative information as of June 30, 2006 with respect to the Investor B and Investor C1 (Class C for Short-Term Fund) shares of each Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule.

  Insured Fund
  Data Calculated as of June 30, 2006
  (in thousands)

	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor (4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level (5)
Investor B Shares for the period October 21, 1988 (commencement of operations) to June 30, 2006
Under NASD Rule as Adopted	$1,418,058	$87,380	$109,755	$197,135	$51,721	$145,414	$338
Investor C1 Shares for the period October 21, 1994 (commencement of operations) to June 30, 2006
Under NASD Rule as Adopted	$123,178	$8,033	$3,089	$11,122	$2,055	$9,067	$337

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  National Fund
  Data Calculated as of June 30, 2006
  (in thousands)

	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable Interest On Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid To Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee At Current Net Asset Level(5)
Investor B Shares for the period October 21, 1988 (commencement of operations) to June 30, 2006
Under NASD Rule as Adopted	$1,778,591	$89,785	$111,818	$201,603	$53,933	$147,670	$683
Class C Shares for the period October 21, 1994 (commencement of operations) to June 30, 2006
Under NASD Rule as Adopted	$265,649	$16,679	$7,251	$23,930	$4,032	$19,898	$757

  Short-Term Fund
  Data Calculated as of June 30, 2006
  (in thousands)

	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable Interest On Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid To Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee At Current Net Asset Level(5)
Investor B Shares for the period November 2, 1992 (commencement of operations) to June 30, 2006
Under NASD Rule as Adopted	$301,778	$19,312	$21,362	$40,674	$3,690	$36,984	$48
Class C Shares for the period October 21, 1994 (commencement of operations) to June 30, 2006
Under NASD Rule as Adopted	$219,811	$15,201	$3,262	$18,463	$1,079	$17,384	$129

(1)	Purchase price of all eligible Investor B shares sold since October 21, 1988 (commencement of Investor B operations for Insured and National Funds) or since November 2, 1992 (commencement of Investor B operations for Short-Term Fund) and Investor C1 (Class C for Short-Term Fund) shares sold since October 21, 1994 other than shares acquired through dividend reinvestment and the exchange privilege.
(2)	Includes amounts attributable to exchanges from BlackRock Summit Cash Reserves Fund (“Summit”) which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the “redeemed fund”). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.
(3)	Interest is computed on a monthly basis upon the prime rate as reported in The Wall Street Journal, plus 1.00%, as permitted under the NASD Rule.
(4)	Consists of CDSC payments, distribution fee payments and accruals. See “Key Facts - Fees and Expenses” in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Investor A shares in conjunction with the shareholder’s participation in the fee-based programs managed by the Investment Adviser or its affiliates. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in such program.
(5)	Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach the NASD maximum.

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VI.	Computation of Offering Price

  The offering price for Investor A (Investor A1 for the Short-Term Fund), Investor B, Investor C1 (Class C for the Short-Term Fund) and Institutional shares of the Insured Fund, National Fund and Short-Term Fund, based on the value of each Fund’s net assets and the number of shares outstanding as of June 30, 2006, is calculated as set forth below. Since the inception date for Investor A shares of the Short-Term Fund, Investor C shares of the Insured Fund, the National Fund and the Short-Term Fund and BlackRock shares of the Short-Term Fund will be October 2, 2006, information with respect to such shares is not included.

Insured Fund

	Investor A	Investor B	Investor C1	Institutional
Net Assets	$172,082,773	$66,477,437	$61,046,215	$639,686,831
Number of Shares Outstanding	22,398,724	8,656,137	7,946,703	83,233,423

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 7.68	$ 7.68	$ 7.68	$ 7.69

Sales Charge (Investor A share: 4.25% of offering(a) price (4.44% of net asset value per share)) (a)	.34	(b)	(b)	(c)

Offering Price	$ 8.02	$ 7.68	$ 7.68	$ 7.69

National Fund

	Investor A	Investor B	Investor C1	Institutional
Net Assets	$283,813,966	$134,177,061	$139,446,596	$890,983,500
Number of Shares Outstanding	27,378,514	12,954,871	13,456,368	85,990,721

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 10.37	$ 10.36	$ 10.36	$ 10.36

Sales Charge (Investor A shares: 4.25% of offering price (4.44% of net asset value per share))(a)	.46	(b)	(b)	(c)

Offering Price	$ 10.83	$ 10.36	$ 10.36	$ 10.36

Short-Term Fund

	Investor A1	Investor B	Class C(d)	Institutional
Net Assets	$99,293,080	$23,769,145	$63,867,991	$149,332,973
Number of Shares Outstanding	10,038,473	2,404,927	6,489,837	15,110,784

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 9.89	$ 9.88	$ 9.84	$ 9.88

Sales Charge (Investor A1 shares: 1.00% of offering price (1.01% of the net asset value per share))(a)	.10	(b)	(b)	(c)

Offering Price	$ 9.99	$ 9.88	$ 9.84	$ 9.88

(a)	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
(b)	Investor B, Class C and Investor C1 shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Redemption of Shares - Deferred Sales Charge Alternative - Investor C Shares” in Part II of this Statement of Additional Information.
(c)	Institutional shares are not subject to a sales charge.
(d)	No longer outstanding. All Class C shares converted to Class A (now Investor A1) shares on August 25, 2006.

  The offering price for Investor A, Investor C and Institutional shares of the High Yield Fund based on the value of the Fund’s net assets and the number of shares outstanding on August 1, 2006, is calculated as set forth below:

	Investor A	Investor C	Institutional
Net Assets	$ 250	$ 250	$ 250
Number of Shares Outstanding	25	25	25
Net Asset Value Per share (net assets divided by number of shares outstanding)	$ 10.00	$ 10.00	$ 10.00

Sales charge (for Investor A shares: 4.25% of offering price; 4.44% of net asset value per share)(a)	$ .44	(b)	(c)

Offering Price	$ 10.44	$ 10.00	$ 10.00

(a)	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
(b)	Investor C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares — Deferred Sales Charge Alternative — Investor C Shares” in Part II of this Statement of Additional Information.
(c)	Institutional shares are not subject to any sales charge.

I-20

VII.	Fund Transactions and Brokerage

  See “Fund Transactions and Brokerage” in Part II of this Statement of Additional Information for more information.

  For the periods indicated, each Fund paid total brokerage commissions as set forth below.

For the Fiscal Year Ended June 30,	Total Brokerage Commissions Paid	Commissions Paid to Merrill Lynch
Insured Fund
2006	$1,526	$642
2005	$13,969	$1,000
2004	$50,739	$46,938
National Fund
2006	$1,775	$1,775
2005	$0	$0
2004	$0	$0
Short-Term Fund
2006	$0	$0
2005	$0	$0
2004	$0	$0

  For the fiscal year ended June 30, 2006, the aggregate brokerage commissions paid to Merrill Lynch represented 73.22% of the aggregate brokerage commissions paid and involved 97.38% of the Corporation’s dollar amount of transactions involving payment of commissions during the year.

  Under an exemptive order, the Corporation may effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. For the last three fiscal years, Insured Fund and National Fund executed no transactions under the order. Information regarding transactions executed by Short-Term Fund pursuant to this exemptive order for the last three fiscal years is set forth below:

Fiscal Year Ended June 30,	Number of Transactions	Approximate Aggregate Market Value of Transactions
Short-Term Fund
2006	0	$0
2005	0	$0
2004	1	$500,000
VIII.	Fund Performance

  Set forth in the tables below is total return information, before and after taxes, for the Investor A, Investor A1, Investor B, Investor C, Investor C1, Institutional and BlackRock shares, as applicable, of each Fund for the periods indicated, expressed as a percentage based on a hypothetical $1,000 investment.

	Insured Fund

Period	Investor A(a)	Investor B(a)	Investor C(c)	Investor C1(a)	Institutional(a)(d)

	Average Annual Total Return (including maximum applicable sales charges)

One Year Ended June 30, 2006	-3.58%	-3.79%	-1.14%	-1.08%	0.82%
Five Years Ended June 30, 2006	3.96%	-3.97%	4.06%	4.26%	5.10%
Ten Years Ended June 30, 2006	4.67%	4.57%	4.33%	4.51%	5.37%

I-21

Period	Investor A(a)	Investor B(a)	Investor C(c)	Investor C1(a)	Institutional(a)(d)
	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charges)

One Year Ended June 30, 2006	-3.63%	-3.85%	-1.20%	-1.14%	0.76%
Five Years Ended June 30, 2006	3.95%	3.96%	4.04%	4.24%	5.08%
Ten Years Ended June 30, 2006	4.57%	4.47%	4.23%	4.41%	5.27%

	Average Annual Total Return After Taxes on Dividends and Redemptions (including maximum applicable sales charges)

One Year Ended June 30, 2006	-0.86%	-1.12%	0.87%	0.63%	2.15%
Five Years Ended June 30, 2006	4.07%	4.02%	4.20%	4.26%	5.10%
Ten Years Ended June 30, 2006	4.65%	4.51%	4.40%	4.46%	5.31%

	National Fund

Period	Investor A(a)	Investor B(a)	Investor C(c)	Investor C1(a)	Institutional(a) (d)
	Average Annual Total Return (including maximum applicable sales charges)

One Year Ended June 30, 2006	-2.30%	-2.64%	0.03%	0.23%	2.02%
Five Years Ended June 30, 2006	4.67%	4.66%	4.74%	4.94%	5.79%
Ten Years Ended June 30, 2006	5.10%	4.99%	4.74%	4.94%	5.79%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charges)

One Year Ended June 30, 2006	-2.30%	-2.64%	0.03%	0.23%	2.02%
Five Years Ended June 30, 2006	4.67%	4.66%	4.73%	4.94%	5.78%
Ten Years Ended June 30, 2006	5.10%	4.99%	4.74%	4.94%	5.79%

	Average Annual Total Return After Taxes on Dividends and Redemptions (including maximum applicable sales charges)

One Year Ended June 30, 2006	0.06%	-0.27%	1.73%	1.57%	3.03%
Five Years Ended June 30, 2006	4.72%	4.66%	4.83%	4.89%	5.74%
Ten Years Ended June 30, 2006	5.11%	4.97%	4.84%	4.91%	5.76%

	Short-Term Fund

Period	Investor A(b)	Investor A1(a)	Investor B(a)	Investor C(c)	Institutional(a)(d)
	Average Annual Total Return (including maximum applicable sales charges)

One Year Ended June 30, 2006	-1.72%	0.46%	0.12%	-0.42%	1.57%
Five Years Ended June 30, 2006	1.21%	1.78%	1.70%	1.07%	2.08%
Ten Years Ended June 30, 2006	2.60%	2.98%	2.81%	2.15%	3.17%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charges)

One Year Ended June 30, 2006	-1.72%	0.46%	0.12%	-0.42%	1.57%
Five Years Ended June 30, 2006	1.21%	1.78%	1.70%	1.07%	2.08%
Ten Years Ended June 30, 2006	2.60%	2.97%	2.80%	2.15%	3.17%

I-22

Period	Investor A(b)	Investor A1(a)	Investor B(a)	Investor C(c)	Institutional(a)(d)
	Average Annual Total Return After Taxes on Dividends and Redemptions (including maximum applicable sales charges)

One Year Ended June 30, 2006	-0.21%	1.19%	0.89%	0.66%	1.96%
Five Years Ended June 30, 2006	1.38%	1.86%	1.76%	1.27%	2.14%
Ten Years Ended June 30, 2006	2.68%	2.99%	2.81%	2.29%	3.18%

(a)	Prior to the date of this Statement of Additional Information, Investor A shares (for Insured Fund and National Fund) and Investor A1 shares (for Short-Term Fund) were designated Class A shares, Investor B shares were designated Class B shares, Investor C1 shares were designated Class C shares and Institutional shares were designated Class I shares.
(b)	The returns for the Investor A shares of the Short-Term Fund are based on the performance of the Institutional shares adjusted to reflect the account maintenance (12b-1) fees and other fees that will be applicable to Investor A shares.
(c)	The returns for the Investor C shares are based on the performance of the Institutional shares adjusted to reflect the distribution and account maintenance (12b-1) fees and other fees that will be applicable to Investor C shares.
(d)	The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns shown for Institutional shares would be lower.

IX.	Additional Information

          Description of Shares

  The Corporation is a diversified, open-end management investment company organized under the laws of the State of Maryland that commenced operations on October 21, 1977. Prior to September 21, 1979, the Corporation consisted solely of the Insured Fund. Currently, the Corporation is comprised of four separate Funds: Insured Fund, National Fund, Short-Term Fund and High Yield Fund.

  Effective September 29, 2006, the Corporation changed its name to BlackRock Municipal Bond Fund, Inc., and Insured Portfolio, National Portfolio, Short-Term Portfolio and High Yield Portfolio changed their names to BlackRock Insured Municipal Fund, BlackRock National Municipal Fund, BlackRock Short-Term Municipal Fund and BlackRock High Yield Municipal Fund, respectively.

  The authorized capital stock of the Corporation consists of shares of Common Stock, having a par value of $0.10 per share. The shares of Common Stock are divided as follows:

Common Stock	Insured Fund	National Fund	Short-Term Fund	High Yield Fund

Investor A	500,000,000	375,000,000	150,000,000	100,000,000
Investor A1	None	None	150,000,000	None
Investor B	375,000,000	375,000,000	150,000,000	None
Investor C	375,000,000	375,000,000	150,000,000	100,000,000
Investor C1	375,000,000	375,000,000	None	None
Institutional	500,000,000	375,000,000	150,000,000	100,000,000
Service	None	None	150,000,000	None
BlackRock	None	None	150,000,000	None

  Each of the Corporation’s shares have equal dividend, distribution, liquidation and voting rights, except that only shares of each respective Fund are entitled to vote on matters concerning only that Fund and Investor A, Investor A1, Investor B, Investor C and Investor C1 shares bear certain account maintenance expenses and/or expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and distribution expenditures (except that Investor B shareholders may vote upon material changes to expenses charged under the Investor A (and Investor A1 for Short-Term) Distribution Plan). The Service shares are not offered. Only shares of each respective Fund are entitled to vote on matters concerning only that Fund.

          Principal Shareholders

  To the knowledge of the Corporation, no entities owned beneficially or of record 5% or more of a class of shares of the Insured Fund, the National Fund or the Short-Term Fund as of September 22, 2006.

  To the knowledge of the Corporation, the following entities owned beneficially or of record 5% or more of the High Yield Fund’s shares as of September 22, 2006:

Name	Address	Percentage and Class
William E. McCormick TTEE	800 Scudders Mill Road	30.14% of Investor C
U/W Betty L. McCormick	Plainsboro, NJ 08536

William E. McCormick TTEE	800 Scudders Mill Road	14.42% of Investor C
U/W Betty L. McCormick	Plainsboro, NJ 08536

Richard A. Antonini and	800 Scudders Mill Road	9.77% of Investor C
Deborah S. Antonini JTWROS	Plainsboro, NJ 08536

Robert L. Ewbank DDS	800 Scudders Mill Road	5.62% of Investor C
Plainsboro, NJ 08536

Sharon G. Sombeck	800 Scudders Mill Road	5.47% of Investor C
Plainsboro, NJ 08536

Donald J. Kleinschnitz, Jr. and	800 Scudders Mill Road	5.01% of Investor C
Phyllis Kleinschnitz JTWROS	Plainsboro, NJ 08536

Vincent R. Giordano	800 Scudders Mill Road	72.25% of Investor A
Plainsboro, NJ 08536
X.	Financial Statements

  The audited financial statements of each of the Insured Fund, National Fund and Short-Term Fund of the Corporation, including the report of the independent registered public accounting firm, are incorporated in the Corporation’s Statement of Additional Information by reference to the Corporation’s 2006 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday to Friday.

I-23

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  To the Shareholder and Board of
  Directors of High Yield Portfolio of Merrill Lynch Municipal Bond Fund, Inc.:

  We have audited the accompanying statement of assets and liabilities of High Yield Portfolio of Merrill Lynch Municipal Bond Fund, Inc. as of July 10, 2006. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets and liabilities. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

  In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of High Yield Portfolio of Merrill Lynch Municipal Bond Fund, Inc. as of July 10, 2006 in conformity with U.S. generally accepted accounting principles.

  /s/ Deloitte & Touche LLP

  Princeton, New Jersey
  July 10, 2006

I-24

  HIGH YIELD PORTFOLIO OF
  MERRILL LYNCH MUNICIPAL BOND FUND, INC.

  STATEMENT OF ASSETS AND LIABILITIES

  JULY 10, 2006

ASSETS:
Cash (Note 1)	$ 750
Deferred offering costs (Note 3)	138,200

Total assets	138,950

LIABILITIES:
Liabilities and accrued expenses	138,200

NET ASSETS:	$ 750

NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value,
100,000,000 Shares authorized, 25 shares issued and outstanding	$ 3
Class C Shares of Common Stock, $.10 par value,
100,000,000 Shares authorized, 25 shares issued and outstanding	3
Class I Shares of Common Stock, $.10 par value,
100,000,000 Shares authorized, 25 shares issued and outstanding	3
Paid-in Capital in excess of par	741

NET ASSETS:	$ 750

NET ASSET VALUE:
Class A - Based on net assets of $250 and 25 shares outstanding	$ 10.00
Class C - Based on net assets of $250 and 25 shares outstanding	$ 10.00
Class I - Based on net assets of $250 and 25 shares outstanding	$ 10.00

  Notes to Statement of Assets and Liabilities.

(1)	Merrill Lynch Municipal Bond Fund, Inc. (the “Fund”) is a diversified, open-end management investment company organized under the laws of the State of Maryland that commenced operations on October 21, 1977. Currently, the Fund is comprised of four separate Portfolios: Insured Portfolio, National Portfolio, Short-Term Portfolio and High Yield Portfolio. To date, the High Yield Portfolio has not had any transactions other than those relating to organizational matters and the sale of 75 shares of common stock to Fund Asset Management, L.P. (the “Investment Adviser”). A statement of operations and a statement of changes in net assets is not presented since the High Yield Portfolio has not commenced operations and has only had transactions relating to organizational matters and the sale of its shares to the Investment Adviser.
(2)	The Fund, on behalf of the High Yield Portfolio, has entered into an investment advisory agreement with FAM. Upon the commencement of operations of the High Yield Portfolio, the Investment Adviser will receive a fee from the High Yield Portfolio at the annual rate of 0.55% of that portion of the average daily net assets of the High Yield Portfolio not exceeding $250 million; 0.525% of that portion of the average daily net assets of the High Yield Portfolio in excess of $250 million but not exceeding $500 million; and 0.50% of that portion of the average daily net assets of the High Yield Portfolio in excess of $500 million. The Fund, on behalf of the High Yield Portfolio, has also entered into a distribution agreement with FAM Distributors, Inc. (the “Distributor”) and a transfer agency agreement with Financial Data Services, Inc. (the “Transfer Agent”). Upon commencement of operations of the High Yield Portfolio, the Distributor will receive from the High Yield Portfolio an account maintenance fee of 0.25% for Class A Shares, and an account maintenance fee of 0.25% and a distribution fee of 0.75% for Class C Shares under the distribution agreement. Certain officers and/or Directors of the Fund are officers and/or directors or trustees of the Investment Adviser, the Distributor and the Transfer Agent.
(3)	Deferred offering costs consist of registration fees, legal fees and printing fees related to preparing the registration statement, and will be amortized over a 12-month period beginning with the commencement of operations of the High Yield Portfolio. The Investment Adviser, on behalf of the High Yield Portfolio, will incur organizational costs estimated at $5,000.
(4)	The High Yield Portfolio’s statement of assets and liabilities is prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

I-25

  PART II

  Part II of this Statement of Additional Information contains information about the following funds: BlackRock Bond Fund (“Bond Fund”) and BlackRock High Income Fund (“High Income Fund”) of BlackRock Bond Fund, Inc. (“BlackRock Bond Fund”); BlackRock California Insured Municipal Bond Fund of the BlackRock California Municipal Series Trust (“California Insured”); BlackRock Inflation Protected Fund (“Inflation Protected”); BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. (“Short-Term Bond”); BlackRock Municipal Insured Fund (“Municipal Insured”), BlackRock National Municipal Fund (“National Municipal”), BlackRock Short Term Municipal Fund (“Short-Term Municipal”) and BlackRock High Yield Municipal Fund (“High Yield Municipal”) of BlackRock Municipal Bond Fund, Inc. (“Municipal Bond”); BlackRock Intermediate Municipal Fund of BlackRock Municipal Series Trust (“Intermediate Municipal”); BlackRock Florida Municipal Bond Fund (“Florida Municipal Bond”), BlackRock New Jersey Municipal Bond Fund (“New Jersey Municipal Bond”), BlackRock New York Municipal Bond Fund (“New York Municipal Bond”) and BlackRock Pennsylvania Municipal Bond Fund (“Pennsylvania Municipal Bond”) of BlackRock Multi-State Municipal Series Trust; BlackRock Short Term U.S. Government Fund, Inc. (“Short Term U.S. Government”); BlackRock Real Investment Fund (“Real Investment”); BlackRock U.S. Government Fund (“U.S. Government”); BlackRock U.S. High Yield Fund, Inc. (“U.S. High Yield”); and BlackRock World Income Fund, Inc. (“World Income”).

  Throughout this Statement of Additional Information, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.” California Insured, Municipal Insured, National Municipal, Short-Term Municipal, High Yield Municipal, Intermediate Municipal, Florida Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond are collectively referred to herein as the “Municipal Funds.”

  Each Fund is organized either as a Maryland corporation or a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock and shares of beneficial interest are referred to herein as “shares” or “Common Stock,” holders of shares of Common Stock are referred to as “shareholders,” the trustees or directors of each Fund are referred to as “Directors,” BlackRock Advisors, LLC is the investment adviser or manager of each Fund and is referred to herein as the “Manager,” and the investment advisory agreement or management agreement applicable to each Fund is referred to as the “Management Agreement.” Each Fund’s Articles of Incorporation or Declaration of Trust, together with all amendments thereto, is referred to as its “charter.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act” and the Securities and Exchange Commission is referred to herein as the “Commission.”

  Certain Funds are “feeder” funds (each, a “Feeder Fund”) that invest all or a portion of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master trust (each, a “Master Trust”), a mutual fund that has the same objective and strategies as the Feeder Fund. All investments are generally made at the level of the Master Portfolio. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master Portfolio in which it invests. For simplicity, this Statement of Additional Information uses the term “Fund” to include both a Feeder Fund and its Master Portfolio.

  INVESTMENT RISKS AND CONSIDERATIONS

  Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of this Statement of Additional Information for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

II-1

	BlackRock Bond Fund – Bond Fund	BlackRock Bond Fund – High Income Fund	California Insured	Inflation Protected	Short-Term Bond	Municipal Bond – High Yield Municipal	Municipal Bond – Municipal Insured	Municipal Bond – Short Term Municipal	Municipal Bond – National Municipal	Intermediate Municipal
144 A Securities	X	X		X	X
Asset Backed Securities	X	X		X	X
Borrowing and Leverage	X	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X		X	X
Corporate Loans		X			X
Debt Securities	X	X	X	X	X	X	X	X	X	X
Derivatives	X	X	X	X	X	X	X	X	X	X
Hedging	X	X	X	X	X	X	X	X	X	X
Indexed and Inverse Floating Rate	X	X	X	X	X	X	X	X	X	X
Swap Agreements	X	X	X	X	X	X	X	X	X	X
Interest Rate Swaps, Caps and Floors	X	X		X	X
Credit Default Swap Agreements	X	X	X	X	X	X	X	X	X	X
Credit Linked Securities	X	X	X	X	X	X	X	X	X	X
Total Return Swap Agreements	X	X	X	X	X	X	X	X	X	X
Hybrid Instruments
Options on Securities and Securities Indices	X	X	X	X	X	X	X	X	X	X
Types of Options	X	X	X	X	X	X	X	X	X	X
Call Options	X	X	X	X	X	X	X	X	X	X
Put Options	X	X		X	X
Options on Government National Mortgage Association (“GNMA”) Certificates	X	X	X	X	X	X	X	X	X	X
Futures	X	X	X	X	X	X	X	X	X	X
Foreign Exchange Transactions	X	X			X
Forward Foreign Exchange Transactions	X	X			X
Currency Futures	X	X			X
Currency Options	X	X			X
Limitations on Currency Hedging	X	X			X
Risk Factors in Hedging Foreign Currency Risks	X	X			X
Risk Factors in Derivatives	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X
Currency Risk	X	X			X
Leverage Risk	X	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X	X
Additional Risk Factors of OTC Transactions; Limitations on the use of OTC Derivatives	X	X	X	X	X	X	X	X	X	X
Distressed Securities		X				X	X	X	X	X
Dollar Rolls	X	X		X	X
Foreign Investment Risks	X	X		X	X
Foreign Market Risk	X	X		X	X
Foreign Economy Risk	X	X		X	X
Currency Risk and Exchange Risk	X	X		X	X
Governmental Supervision and Regulation / Accounting Standards	X	X		X	X
Certain Risks of Holding Fund Assets Outside the United States	X	X		X	X
Settlement Risk	X	X		X	X

	Florida Municipal Bond	New Jersey Municipal Bond	New York Municipal Bond	Pennsylvania Municipal Bond	Real Investment	Short Term U.S. Government	U.S. Government	U.S. High Yield	World Income
144 A Securities					X	X	X	X	X
Asset Backed Securities					X	X	X	X	X
Borrowing and Leverage	X	X	X	X	X	X	X	X	X
Convertible Securities					X			X	X
Corporate Loans								X
Debt Securities	X	X	X	X	X	X	X	X	X
Derivatives	X	X	X	X	X	X	X	X	X
Hedging	X	X	X	X	X	X	X	X	X
Indexed and Inverse Floating Rate	X	X	X	X	X	X	X	X	X
Swap Agreements	X	X	X	X	X	X	X	X	X
Interest Rate Swaps, Caps and Floors					X	X	X	X	X
Credit Default Swap Agreements	X	X	X	X	X	X	X	X	X
Credit Linked Securities	X	X	X	X	X	X	X	X	X
Total Return Swap Agreements	X	X	X	X	X	X	X	X	X
Hybrid Instruments					X
Options on Securities and Securities Indices	X	X	X	X	X	X	X	X	X
Types of Options	X	X	X	X	X	X	X	X	X
Call Options	X	X	X	X	X	X	X	X	X
Put Options					X	X	X	X	X
Options on Government National Mortgage Association (“GNMA”) Certificates	X	X	X	X	X	X	X	X	X
Futures	X	X	X	X	X	X	X	X	X
Foreign Exchange Transactions					X			X	X
Forward Foreign Exchange Transactions					X			X	X
Currency Futures					X			X	X
Currency Options					X			X	X
Limitations on Currency Hedging					X			X	X
Risk Factors in Hedging Foreign Currency Risks					X			X	X
Risk Factors in Derivatives	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X
Currency Risk					X			X	X
Leverage Risk	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X
Additional Risk Factors of OTC Transactions; Limitations on the use of OTC Derivatives	X	X	X	X	X	X	X	X	X
Distressed Securities								X	X
Dollar Rolls					X	X	X	X	X
Foreign Investment Risks					X			X	X
Foreign Market Risk					X			X	X
Foreign Economy Risk					X			X	X
Currency Risk and Exchange Risk					X			X	X
Governmental Supervision and Regulation / Accounting Standards					X			X	X
Certain Risks of Holding Fund Assets Outside the United States					X			X	X
Settlement Risk					X			X	X

II-2

	BlackRock Bond Fund – Bond Fund	BlackRock Bond Fund – High Income Fund	California Insured	Inflation Protected	Short-Term Bond	Municipal Bond – High Yield Municipal	Municipal Bond – Municipal Insured	Municipal Bond – Short Term Municipal	Municipal Bond – National Municipal	Intermediate Municipal
Illiquid or Restricted Securities	X	X	X	X	X	X	X	X	X	X
Inflation-indexed Bonds	X	X		X
Investment in Emerging Markets	X	X		X	X
Restriction on Certain Investments
Investment in Other Investment Companies	X	X	X	X	X	X	X	X	X	X
Junk Bonds	X	X	X	X	X	X			X	X
Mortgage-Related Securities	X	X		X	X
Mortgage Backed Securities	X	X		X	X
Mortgage Pass-Through Securities	X	X		X	X
Collateralized Mortgage Obligations (“CMOs”)	X	X		X	X
Adjustable Rate Mortgage Securities	X	X		X	X
CMO Residuals	X	X		X	X
Stripped Mortgage Backed Securities	X	X		X	X
Tiered Index Bonds	X	X		X	X
Municipal Investments			X	X	X	X	X	X	X	X
Risk Factors and Special Considerations Relating to Municipal Bonds			X	X	X	X	X	X	X	X
Description of Municipal Bonds			X	X	X	X	X	X	X	X
General Obligation Bonds			X	X	X	X	X	X	X	X
Revenue Bonds			X	X	X	X	X	X	X	X
PABs			X	X	X	X	X	X	X	X
Moral Obligation Bonds			X	X	X	X	X	X	X	X
Municipal Notes			X	X	X	X	X	X	X	X
Municipal Commercial Paper			X	X	X	X	X	X	X	X
Municipal Lease Obligations			X	X	X	X	X	X	X	X
Yields			X	X	X	X	X	X	X	X
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs			X	X	X	X	X	X	X	X
Transactions in Financial Futures Contracts			X	X	X	X	X	X	X	X
Call Rights			X	X	X	X	X	X	X	X
Municipal Interest Rate Swap Transactions			X	X	X	X	X	X	X	X
Real Estate Investment Trusts (“REITs”)	X	X		X	X
Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X	X	X	X	X	X	X
Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X	X
Securities Lending	X	X		X	X	X	X	X	X
Short Sales	X	X		X	X
Sovereign Debt	X	X		X	X
Standby Commitment Agreements	X	X		X	X
Stripped Securities	X	X		X	X
Supranational Entities	X	X		X	X
Warrants	X	X		X	X
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X		X	X

	Florida Municipal Bond	New Jersey Municipal Bond	New York Municipal Bond	Pennsylvania Municipal Bond	Real Investment	Short Term U.S. Government	U.S. Government Mortgage	U.S. High Yield	World Income
Illiquid or Restricted Securities	X	X	X	X	X	X	X	X	X
Inflation-indexed Bonds					X	X	X	X	X
Investment in Emerging Markets					X				X
Restriction on Certain Investments									X
Investment in Other Investment Companies	X	X	X	X	X	X	X	X	X
Junk Bonds	X	X	X	X	X			X	X
Mortgage-Related Securities					X	X	X	X	X
Mortgage Backed Securities					X	X	X	X	X
Mortgage Pass-Through Securities					X	X	X	X	X
Collateralized Mortgage Obligations (“CMOs”)					X	X	X	X	X
Adjustable Rate Mortgage Securities					X	X	X	X	X
CMO Residuals					X	X	X	X	X
Stripped Mortgage Backed Securities					X	X	X	X	X
Tiered Index Bonds					X	X	X	X	X
Municipal Investments	X	X	X	X
Risk Factors and Special Considerations Relating to Municipal Bonds	X	X	X	X
Description of Municipal Bonds	X	X	X	X
General Obligation Bonds	X	X	X	X
Revenue Bonds	X	X	X	X
PABs	X	X	X	X
Moral Obligation Bonds	X	X	X	X
Municipal Notes	X	X	X	X
Municipal Commercial Paper	X	X	X	X
Municipal Lease Obligations	X	X	X	X
Yields	X	X	X	X
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	X	X	X	X
Transactions in Financial Futures Contracts	X	X	X	X
Call Rights	X	X	X	X
Municipal Interest Rate Swap Transactions	X	X	X	X
Real Estate Investment Trusts (“REITs”)					X	X	X	X	X
Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X	X	X	X	X	X
Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X
Securities Lending					X	X	X	X	X
Short Sales					X	X	X	X	X
Sovereign Debt					X			X	X
Standby Commitment Agreements					X	X	X	X	X
Stripped Securities					X	X	X	X	X
Supranational Entities					X			X	X
Warrants					X			X	X
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X	X	X
Zero Coupon Securities					X	X	X	X	X

II-3

  144A Securities. A Fund may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Directors. The Directors have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of 144A securities. The Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor a Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

  Asset-Backed Securities. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than shorter term securities, maturity extension risk could increase the volatility of the Fund.

  Borrowing and Leverage. Each Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. Most Funds will not purchase securities at any time when borrowings exceed 5% of their total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. Certain Funds may also borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Manager in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

  Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Manager from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure

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  period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

  Each Fund may at times borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

  Convertible Securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

  The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

  In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

  Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

  Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

  Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the

II-5

  holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

  A Fund may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

  A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

  More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Fund’s objective than alternate investments. For example, the Manager may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

  The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.

  Corporate Loans. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate (“LIBOR”). Consequently, the value of Corporate Loans held by a Fund may be expected to fluctuate significantly less than the value of fixed rate bond instruments as a result of changes in the interest rate environment. On the other hand, because the secondary trading market for certain Corporate Loans may be less developed than the secondary trading market for bonds and notes, a Fund may have difficulty from time to time in valuing and/or selling its Corporate Loans. Borrowers frequently provide collateral to

II-6

  secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate agent arranges the Corporate Loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment, or there might be a delay in the Fund’s recovery. By investing in a Corporate Loan, a Fund becomes a member of the syndicate.

  The Corporate Loans in which a Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of investment or at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Corporate Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Corporate Loans are frequently secured by pledges or liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full.

  A Fund may acquire interests in Corporate Loans by means of an assignment or participation. A Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution’s rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

  Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by Fund management, a Fund’s investments in debt securities could be adversely affected and the Fund could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term debt securities.

  Derivatives

  Each Fund may use instruments referred to as derivative securities (“Derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use Derivatives for hedging purposes. Certain Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a Derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative’s cost. No Fund may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

  Hedging. Hedging is a strategy in which a Derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite

II-7

  manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that a Fund’s hedging strategies will be effective. No Fund is required to engage in hedging transactions and each Fund may choose not to do so.

  A Fund may use Derivative instruments and trading strategies, including the following:

  Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, the Fund’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. A Fund may also invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Manager believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Fund that allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

  Swap Agreements. A Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets, marked to market daily, to avoid any potential leveraging of the Fund’s portfolio.

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  Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Manager’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will seek to lessen this risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that a Fund will not be able to meet its payment obligations to the counterparty. As noted, however, a Fund will deposit in a segregated account liquid assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the Fund’s liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies, may limit the Fund’s ability to use swap agreements. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect each Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  See “Credit Default Swap Agreements,” “Interest Rate Swaps, Caps and Floors” and “Municipal Interest Rate Swap Agreements” below for further information on particular types of swap agreements that may be used by certain Funds.

  Interest Rate Swaps, Caps and Floors. In order to hedge the value of a Fund’s portfolio against interest rate fluctuations or to enhance a Fund’s income, a Fund may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.

  A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund generally will use these transactions primarily as a hedge and not as a speculative investment. However, a Fund may also invest in interest rate swaps to enhance income or to increase the Fund’s yield during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). In an interest rate swap, a Fund may exchange with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if a Fund holds a mortgage- backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a Fund to offset a decline in the value of the mortgage backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if a Fund holds a mortgage-backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

  A Fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams). Inasmuch as these transactions are entered into for good faith hedging purposes, the Manager believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund.

II-9

  If the interest rate swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be maintained in a segregated account.

  Typically the parties with which a Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. A Fund will enter into interest rate swap, cap or floor transactions only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. If there is a default by the counterparty to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain Federal income tax requirements may limit a Fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long term capital gains to shareholders.

  Credit Default Swap Agreements and Similar Instruments. Certain Funds may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

  Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

  Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

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  Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

  Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

  Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

  Hybrid Instruments. Certain Funds seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

  Qualifying Hybrid Instruments. Certain Funds may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity

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  Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The Manager’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Fund will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

  Hybrid Instruments Without Principal Protection. Certain Funds may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The Manager, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the Manager may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the Manager believes are relevant.

  Limitations on Leverage. Some of the hybrid instruments in which a Fund may invest may involve leverage. To avoid being subject to undue leverage risk, a Fund will seek to limit the amount of economic leverage it has under any one hybrid instrument that it buys and the leverage of the Fund’s overall portfolio. A Fund will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Fund’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Fund’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Fund’s use of leverage stated above conflicts with the Investment Company Act or the rules and regulations thereunder, the Fund will comply with the applicable provisions of the Investment Company Act. A Fund may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

  Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by Standard & Poor’s). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Fund will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

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  Options on Securities and Securities Indices

  Types of Options. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rates (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such investments may be made on exchanges and in the over-the-counter markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

  Call Options. Each Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

  Each Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

  Each Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Fund will lose the difference.

  Put Options. Each Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Fund acquires a right to sell the underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the

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  securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.

  Each Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid assets. A Fund will receive a premium for writing a put option, which increases the Fund’s return. A Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

  Each Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and a Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such a transaction, a Fund will segregate unencumbered liquid assets with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

  Options on Government National Mortgage Association (“GNMA”) Certificates. The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Fund, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

  A GNMA Certificate held by a Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When a Fund closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

  Futures

  A Fund may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

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  The sale of a futures contract limits a Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

  The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

  A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. A Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

  Each Fund’s Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and each Fund is operated so as not to be deemed a “commodity pool” under the regulations of the Commodity Futures Trading Commission.

  Foreign Exchange Transactions. A Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Fund are considered to constitute hedging transactions. No Fund will attempt to hedge all of its foreign portfolio positions.

  Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a

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  second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

  Currency Futures. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

  Currency Options. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

  Limitations on Currency Hedging. Most Funds will not speculate in Currency Instruments although certain Funds may use such instruments to seek to enhance returns. Accordingly, a Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to purchase or anticipates purchasing, which are denominated in such currency. A Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

  Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

  In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

  It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign

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  currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

  Risk Factors in Derivatives

  Derivatives are volatile and involve significant risks, including:

  Credit Risk — the risk that the counterparty in a Derivative transaction will be unable to honor its financial obligation to a Fund, or the risk that the reference entity in a credit default swap or similar Derivative will not be able to honor its financial obligations.

  Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

  Leverage Risk — the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

  Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Correlation Risk — the risk that changes in the value of a Derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

  A Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a Derivative without incurring substantial losses, if at all.

  Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses that exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will deposit in a segregated account liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

  Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

  Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

  Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has

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  deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize these risks by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

  Distressed Securities. A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s Investors Service, Inc. (“Moody’s”) and CC or lower by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, are in the judgment of the Manager of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

  A Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

  Dollar Rolls. A Fund may enter into dollar rolls, in which the Fund will sell or buy securities for delivery in the current month and simultaneously contract to repurchase or resell substantially similar (the same type and coupon) securities on a specified future date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities sold. In a sale of securities, a Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. In a purchase, the Fund will benefit from the difference between the current purchase price and the forward price for the future sale.

  Dollar rolls involve the risk that the market value of the securities subject to a Fund’s forward purchase commitment may decline below, or the market value of the securities subject to a Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques that can be deemed to involve leverage. At the time a Fund sells securities and agrees to repurchase securities at a future date, the Fund will segregate liquid assets with a value equal to the repurchase price. A Fund may engage in dollar roll transactions to enhance return. Each dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market.

  Foreign Investment Risks

  Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund

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  is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

  Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

  Currency Risk and Exchange Risk. Securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. In this case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

  Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

  Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

  Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may

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  make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

  Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

  Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

  A Fund may invest in securities that are not registered under the Securities Act of 1933, as amended (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

  Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

  Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end of year value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the

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  adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

  The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

  While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

  In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the CPI for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculate by the applicable government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

  An increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

  Investment in Emerging Markets. Certain Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

  Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

  Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.

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  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

  Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

  Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the Investment Company Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

  Brady Bonds. Brady Bonds are debt obligations that are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced in 1989 by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented to date in Mexico, Venezuela, Argentina, Uruguay, Costa Rica, Nigeria, the Philippines, Brazil, Peru, Ecuador, Panama, Poland and Bulgaria. To date, Brady Bonds aggregating approximately $100 billion are outstanding, based on current estimates, with the largest proportion of Brady Bonds having been issued by Mexico, Argentina and Venezuela. The Fund anticipates that it will invest in bank loans (through participations or assignments) that may be restructured as Brady Bond obligations.

  Brady Bonds may be collateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.

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  Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Brady Bonds issued to date by Costa Rica, Nigeria, the Philippines, Brazil, Peru, Ecuador, Panama, Poland, Bulgaria, Venezuela and Argentina have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

  Investment in Other Investment Companies. Each Fund may invest in other investment companies, including exchange traded funds. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) Each Fund has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund’s total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

  Junk Bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Fund. The major risks in junk bond investments include the following:

•	Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
•	The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.
•	Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
•	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.
•	Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on those of other higher rated fixed income securities.
•	Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because junk bonds are less liquid, judgment may play a greater role in valuing certain of a Fund’s portfolio securities than in the case of securities trading in a more liquid market.
•	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

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  Mortgage-Related Securities

  Mortgage-Backed Securities. Mortgage-backed securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

  Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, investments in mortgage-backed securities involve certain specific risks. These risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Fund. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the weighted average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

  To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income, which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

  There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but that usually have some form of private credit enhancement.

  Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of Federal Housing Administration (“FHA”)-insured or Veterans’ Administration (“VA”)-guaranteed mortgages.

  Obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U. S. government. In the case of obligations not backed by the full faith and credit of the U.S. government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Fannie Mae and Freddie Mac each may

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  borrow from the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.

  Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

  Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet a Fund’s quality standards.

  A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) (or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

  Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). All future references to CMOs also include REMICs.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

  Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Commission, and a Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by a Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, a Fund’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are

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  also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the Investment Company Act; and (4) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Fund selects CMOs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

  A Fund may also invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs (“PAC bonds”), sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indices would include the eleventh district cost-of-funds index (“COFI”), LIBOR, one-year Treasury yields, and ten-year Treasury yields.

  Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (“ARMs”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

  ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM’s maximum rate, the ARM’s coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

  Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then used to reduce the outstanding principal balance of the ARM.

  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-related securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, a Fund may fail to recoup fully its initial investment in a CMO residual.

  CMO residuals are generally purchased and sold by institutional investors through one or more investment banking firms acting as brokers or dealers. The CMO residual market has developed relatively recently and CMO residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO

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  residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act.

  Stripped Mortgage-Backed Securities. A Fund may invest in stripped mortgage-backed securities (“SMBSs”) issued by agencies or instrumentalities of the United States. SMBSs are derivative multi-class mortgage-backed securities. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While a Fund may purchase securities of a PO class, a Fund is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs that represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, a Fund generally will purchase IOs only as a component of so called “synthetic” securities. This means that purchases of IOs will be matched with certain purchases of other securities, such as POs, inverse floating rate CMOs or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on a Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the POs or fixed rate securities.

  Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

  Municipal Investments

  The Municipal Funds may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). California Insured, Florida Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of a Fund’s shares to be exempt from state and local taxes of the designated state (“State Municipal Bonds”). The Municipal Funds may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of a Municipal Fund’s investment objective and policies. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of a designated state and/or allow the value of a Fund’s shares to be exempt from state and local personal property taxes of that state will be considered “State Municipal Bonds”

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  for purposes of the investment objective and policies of each of California Insured, Florida Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond.

  Risk Factors and Special Considerations Relating to Municipal Bonds. The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which a Fund may invest may be characterized as Derivatives.

  The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds in which a Fund invests.

  Description of Municipal Bonds

  Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and any applicable state and local taxes. Other types of private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” and “revenue” or “special obligation” bonds, which latter category includes private activity bonds (“PABs”) (or “industrial development bonds” under pre-1986 law).

  General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

  Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

  PABs. PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a

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  private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

  Moral Obligation Bonds. “Moral obligation” bonds are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality that created the special purpose public authority that issued the bonds.

  Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and a Fund may lose money.

  Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

  Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines that have been adopted by the Directors and subject to the supervision of the Directors, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s, or BBB or better by S&P or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement — such as insurance — the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

  Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

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  Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution that issued the participation interest upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

  There is the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Fund will invest more than a limited amount of its total assets in Participating VRDOs.

  Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), VRDOs are not comparable to fixed rate securities. During periods of declining interest rates, a Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Fund’s yield on a VRDO will increase and the Fund’s shareholders will have a reduced risk of capital depreciation.

  VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Fund’s restriction on illiquid investments unless, in the judgment of the Directors such VRDO is liquid. The Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Directors, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

  The VRDOs and Participating VRDOs in which a Fund may invest will be in the following rating categories at the time of purchase: MIG-1/ VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch).

  Transactions in Financial Futures Contracts.

  The Municipal Funds and certain other funds deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

  The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership that is also responsible for handling daily accounting of deposits or withdrawals of margin.

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  The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Municipal Fund. As a result, a Municipal Fund’s ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Municipal Fund’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by a Municipal Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by a Municipal Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

  Call Rights

  A Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. A Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of a Fund’s net assets.

  Municipal Interest Rate Swap Transactions.

  In order to hedge the value of a Fund against interest rate fluctuations or to enhance a Fund’s income, a Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Bond Market Association Municipal Swap Index swaps (“BMA Swaps”). To the extent that a Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions primarily as a hedge rather than as a speculative investment. However, a Fund also may invest in MMD Swaps and BMA Swaps to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

  A Fund may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, a Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax-exempt index, BMA Swaps may reduce cross-market risks incurred by a Fund and increase a Fund’s ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

  A Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, a Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between a Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the

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  counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

  In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance. A Fund has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund.

  Real Estate Investment Trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment, which could result in reduced distributions to shareholders, and failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to the risks of changes in the Code, including changes involving their tax status.

  REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

  Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

  Repurchase Agreements and Purchase and Sale Contracts. Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with a Fund, to repurchase a security sold to the Fund at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Both types of agreement usually cover short periods, such as under one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. The Fund does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with

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  disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund and the purchaser receives any interest on the security paid during the period. In the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default. A Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity that has capital of at least $50 million.

  Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that (i) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase and (ii) the price of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

  Securities Lending. Each Fund may lend portfolio securities with a value not exceeding 33 1/3 % of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. Each Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to affiliates of the Fund and to retain an affiliate of the Fund as lending agent.

  Short Sales. Certain Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

  A Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the

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  Fund borrowed the security, regarding payment received by the Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

  Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A Fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

  A Fund may also make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

  Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

  Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Fund’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

  There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security

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  thereafter will be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

  Stripped Securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

  Supranational Entities. A Fund may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.

  Warrants. Warrants are securities that permit, but do not obligate, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

  When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

  There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

  Zero Coupon Securities. Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during

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  periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. A Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

  In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing to generate the cash to satisfy these distributions. The required distributions may result in an increase in a Fund’s exposure to zero coupon securities.

  Suitability (All Funds)

  The economic benefit of an investment in any Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

  Investment Restrictions (All Funds)

  See Part I, Section II “Investment Restrictions” of each Fund’s Statement of Additional Information for the specific fundamental and non-fundamental investment restrictions adopted by each Fund. In addition to those investment restrictions, each Fund is also subject to the restrictions discussed below.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund’s existing OTC options on financial futures contracts would exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are determined to be illiquid. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid only such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of any Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund’s shareholders.

  Each Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Code. See “Dividends and Taxes — Taxes.” To qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and

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  (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditional permitted mutual fund income). For purposes of this restriction, the Municipal Funds generally will regard each state and each of its political subdivisions, agencies or instrumentalities and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Directors of a Fund to the extent necessary to comply with changes to the Federal tax requirements. A Fund that is “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

  MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

  Directors and Officers

  See Part I, Section III “Information on Directors and Officers,” “—Biographical Information,” “— Share Ownership” and “— Compensation of Directors” of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Directors and officers of your Fund, including Directors’ compensation.

  Management Arrangements

  Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the oversight of the Board of Directors, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

  Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.

  Management Fee. Each Fund has entered into a Management Agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

  For Funds that do not have an Administrator, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by FAM Distributors, Inc. or BlackRock Distributors, Inc. (collectively, the “Distributors”); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses

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  of Directors who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributors pay certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

  Sub-Advisory Fee. The Manager of each Fund has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in each such Fund’s prospectus (the “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to the Fund. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV "Management and Advisory Arrangements" of each Fund's Statement of Additional Information.

  Organization of the Manager. The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). On September 29, 2006, BlackRock and Merrill Lynch & Co., Inc. (“ML & Co.”) combined Merrill Lynch Investment Managers, L.P. (“MLIM”) and certain affiliates with BlackRock to create a new asset management company that is one of the world’s largest asset management firms with nearly $1 trillion in assets under management. As a result of that transaction, Merrill Lynch, a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, owns approximately 49% of BlackRock, The PNC Financial Services Group, Inc. (“PNC”) owns approximately 34%, and approximately 17% is held by employees and public shareholders. ML & Co. and PNC may be deemed “controlling persons” of the Manager (as defined under the Investment Company Act) because of their ownership of BlackRock’s voting securities or their power to exercise a controlling influence over BlackRock’s management or policies. Each Sub-Adviser is an affiliate of the Manager and is an indirect wholly owned subsidiary of BlackRock.

  Duration and Termination. Unless earlier terminated as described below, each Management Agreement and each Sub-Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors or by a vote of a majority of the outstanding voting securities of a Fund and (b) by a majority of the Directors of the Fund who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. The Agreements automatically terminate on assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the applicable Fund.

  Other Service Arrangements

  Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information (each an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV “Management and Advisory Arrangements” of that Fund’s Statement of Additional Information.

  For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Directors of the Fund who are affiliated persons of the Administrator or any of its affiliates.

  Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue from year to year if approved annually (a) by the Board of Directors of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a

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  majority of the Directors of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

  Transfer Agency Services. PFPC, Inc. (“PFPC” or the “Transfer Agent”), a subsidiary of PNC, acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”) with the Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund pays the Transfer Agent a fee for the services it receives based on the type of account and the level of services required. Each Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in certain fee-based programs sponsored by the Manager or its affiliates. For purposes of each Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system. See Part I, Section IV “Management and Advisory Arrangements — Transfer Agency Fees” of each Fund’s Statement of Additional Information for information on the transfer agency fees paid by your Fund for the periods indicated.

  Independent Registered Public Accounting Firm. The Audit Committee of each Fund, which is comprised of all of the Fund’s non-interested Directors, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus for information on your Fund’s independent registered public accounting firm.

  Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund are provided on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

  For certain Feeder Funds, the Custodian also acts as the custodian of the Master Portfolio’s assets.

  Accounting Services. Each Fund has entered into an agreement with State Street, pursuant to which State Street provides certain accounting services to the Fund. Each Fund pays a fee for these services. State Street provides similar accounting services to the Master Trusts. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services.

  See Part I, Section IV “Management and Advisory Arrangements — Accounting Services” of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund and, if applicable, Master Trust to State Street and the Manager or, if applicable, the Administrator for the periods indicated.

  Distribution Expenses. Each Fund has entered into a distribution agreement with each Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreements”). The Distribution Agreements obligate each Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, each Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. Each Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

  Code of Ethics

  Each Fund, the Manager, each Sub-Adviser and each Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics establishes procedures for personal investing and restricts

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  certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund.

  Selective Disclosure of Portfolio Holdings

  Pursuant to policies and procedures adopted by each Fund and the Manager, each Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings. The Fund’s Board of Directors has approved the adoption by the Fund of the policies and procedures set forth below, and has delegated to the Manager the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board of Directors provides ongoing oversight of the Fund’s and Manager’s compliance with the policies and procedures. As part of this oversight function, the Directors receive from the Fund’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Directors receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures.

  Examples of the information that may be disclosed pursuant to the Fund’s policies and procedures would include (but is not limited to) specific portfolio holdings — including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the portfolio manager’s discussion of Fund performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Fund may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Fund’s shares, affiliates of the Fund, third party service providers to the Fund, lenders to the Fund, and independent rating agencies and ranking organizations. The Fund, the Manager and its affiliates receive no compensation or other consideration with respect to such disclosures.

  Subject to the exceptions set forth below, Confidential Information relating to a Fund may not be disclosed to persons not employed by the Manager or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., Fund annual report), a press release or placement on a publicly-available internet web site, including our web site at www.blackrock.com. If the Confidential Information has not been publicly disclosed, an employee of the Manager who wishes to distribute Confidential Information relating to the Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Manager will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Manager’s Legal Department in which the person or company (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of an attorney in the Manager’s Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least 30 calendar days old unless a shorter period has specifically been approved by an attorney in the Manager’s Legal Department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Manager’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Fund’s shareholders. In connection with day-to-day portfolio management, the Fund may disclose Confidential Information to executing brokers-dealers that is less than 30 days old in order to facilitate the purchase and sale of portfolio holdings. The Fund has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Fund and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Manager’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Fund’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Manager’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Service Arrangements —Potential Conflicts of Interest” in this Statement of Additional Information.

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  Confidential Information — whether or not publicly disclosed — may be disclosed to Fund Directors, the independent Directors’ counsel, the Fund’s outside counsel, accounting services provider and independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Fund’s Chief Compliance Officer or the Manager’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Fund, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Fund’s and Manager’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

  The Manager has entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

  Fund’s Board of Directors
  Fund’s Transfer Agent Fund’s independent registered public accounting firm
  Fund’s accounting services provider — State Street Bank and Trust Company
  Fund’s Custodian
  Independent rating agencies — Morningstar, Inc. and Lipper Inc.
  Information aggregators — Wall Street on Demand and Thomson Financial
  Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.
  Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC;
  Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services

  Other than with respect to the Board of Directors, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. Each Director has a fiduciary duty as a director to act in the best interests of the Fund and its shareholders. Selective disclosure is made to the Board of Directors and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Fund. Selective disclosure is made to the Fund’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Fund, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Manager’s Legal Department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

  The Fund and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Conduct — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Fund — about which the Manager has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

  Potential Conflicts of Interest

  Activities of the Manager, BlackRock, Inc. and its affiliates (collectively, “BlackRock”), Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”) and Other Accounts Managed by Merrill Lynch. BlackRock is one of the world’s largest asset management firms with approximately $1 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. As a result, BlackRock and Merrill Lynch (including, for these purposes, their directors, partners, trustees, managing members, officers and employees) worldwide,

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  including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged in businesses and have interests other than that of managing the Fund. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

  BlackRock offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. BlackRock has over 4,500 employees in 18 countries and is a major presence in most key markets, including the United States, the U.K., Asia, Australia, the Middle East and Europe.

  BlackRock and its affiliates, including, without limitation, Merrill Lynch and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, BlackRock, Merrill Lynch and their affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When the Manager and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund.

  The results of a Fund’s investment activities may differ significantly from the results achieved by the Manager and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that BlackRock and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which BlackRock and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

  The investment activities of BlackRock and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

  From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to BlackRock and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Manager, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Manager and/or its affiliates are performing services or when position limits have been reached.

  In connection with its management of a Fund, the Manager may have access to certain fundamental analysis and proprietary technical models developed by BlackRock or its affiliates (including Merrill Lynch). The Manager will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its affiliates (including Merrill Lynch) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that the Manager will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its affiliates (including Merrill Lynch) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Manager in managing a Fund.

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  In addition, certain principals and certain employees of the Manager are also principals or employees of BlackRock, Merrill Lynch, PNC or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

  The Manager may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock, Merrill Lynch, or, to the extent permitted by the Commission, BlackRock or Merrill Lynch, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock, Merrill Lynch and/or PNC. Merrill Lynch and its affiliates may also create, write or issue Derivatives for customers of Merrill Lynch or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of BlackRock or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of BlackRock or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its affiliates on an arms-length basis. BlackRock may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its affiliates.

  A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of its affiliates in evaluating the Fund’s creditworthiness.

  It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

  It is possible that a Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or Merrill Lynch has significant debt or equity investments or in which Merrill Lynch makes a market. A Fund also may invest in securities of companies to which BlackRock or Merrill Lynch provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other BlackRock or Merrill Lynch clients. In making investment decisions for a Fund, the Manager is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of BlackRock in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit a Fund’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Manager may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

  The Manager, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Manager that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund and the Manager each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Code of Ethics can

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  be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

  The Manager and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers. These transactions would be effected in circumstances in which the Manager determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

  Present and future activities of BlackRock and its affiliates, including the Manager, in addition to those described in this section, may give rise to additional conflicts of interest.

  PURCHASE OF SHARES

  Each BlackRock-advised open-end fund offers multiple classes of shares under a plan adopted under Rule 18f-3 under the Investment Company Act. Investor A shares are sold to investors choosing the initial sales charge alternative and Investor B and Investor C shares are sold to investors choosing the deferred sales charge alternative. Institutional, Service and BlackRock shares, which are available only to certain eligible investors in certain Funds, are sold without a sales charge. Certain Funds offer Class R shares, which are available only to certain authorized employee benefit plans and are sold without a sales charge. In addition, certain Funds offer share classes that are available only for dividend and capital gain reinvestments by existing shareholders and in certain limited additional situations. Certain other Funds offer other classes of shares with different investor eligibility and sales charge arrangements. Please see the appropriate Prospectus for your Fund to determine which classes are offered by your Fund and under what circumstances. Certain classes have an exchange privilege which differs from class to class. See “Shareholder Services — Exchange Privilege.”

  The applicable offering price for purchase orders is based on the net asset value of the applicable class of shares of a Fund next determined after receipt of the purchase order by a dealer or other financial intermediary (“Selling Dealer”) that has been authorized by one or both Distributors by contract to accept such orders. As to purchase orders received by Selling Dealers prior to the close of business on the New York Stock Exchange (“NYSE”) (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, including orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

  Each Fund or each Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may resume offering such shares from time to time. Any order may be rejected by a Fund or a Distributor. Neither the Distributors, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change.

  The term “purchase,” as used in the Prospectus and this Statement of Additional Information, refers to (i) a single purchase by an individual, (ii) concurrent purchases by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account, and (iii) single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary may be involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by (i) any company that has not been in existence for at least six months, (ii) a company that has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount, or (iii) any group of individuals whose sole organizational nexus is that its participants are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

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  Institutional Shares

  Institutional shares may be purchased at net asset value without a sales charge. Only certain investors are eligible to purchase Institutional shares. Investors who are eligible to purchase Institutional shares should purchase Institutional shares because they are not subject to any sales charge and have lower ongoing expenses than Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2, Class R or Service shares.

  Eligible Institutional Share Investors. Employees of BlackRock and Directors of any Fund may buy Institutional shares of a Fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional shares and may suspend and resume the sale of shares of any Fund at any time.

  Institutional shares of the Funds may be purchased by customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

  Payment for Institutional shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund. Institutional shares are offered to a limited group of investors.

  Investors who currently own Institutional shares in a shareholder account are entitled to purchase additional Institutional shares of a Fund in that account, although shareholders that hold their shares through a financial adviser or other financial intermediary that has an omnibus account with the Fund must meet the Institutional minimum investment requirements in order to make such additional purchases. In addition, the following investors may purchase Institutional shares: Institutional and individual retail investors with a minimum investment of $2 million; certain qualified retirement plans; investors in selected fee based programs; registered investment advisers with a minimum investment of $250,000; clients of the Trust departments of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts or trust companies that have agreements with a Distributor; and holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund. Shareholders of certain continuously offered closed-end funds advised by BlackRock or an affiliate whose shares were issued prior to October 2, 2006 who wish to reinvest the net proceeds from the sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds may also purchase Institutional shares with such proceeds.

  Purchase Privileges of Certain Persons. Employees and Directors of each Fund, members of the boards of other BlackRock-advised funds, ML & Co., PNC Group and BlackRock and their subsidiaries and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Institutional shares. A Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees, directors, and board members of other funds wishing to purchase shares of a Fund must satisfy the Fund’s suitability standards.

  Initial Sales Charge Alternative — Investor A Shares

  Investors who prefer an initial sales charge alternative may elect to purchase Investor A shares. Investor A1 shares generally are not continuously offered but are offered (i) for purchase by certain authorized employee benefit plans

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  and (ii) to certain investors who currently hold Investor A1 shares for dividend and capital gain reinvestment only. For ease of reference, Investor A and Investor A1 shares are sometimes referred herein to as “front-end load shares.”

  Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with investments in Investor B, Investor B1, Investor C, Investor C1 and Investor C2 shares (sometimes referred to herein as “CDSC shares”). Investors who do not qualify for reduced initial sales charges and who expect to maintain their investment for an extended period of time also may elect to purchase Investor A shares, because over time the accumulated ongoing account maintenance and distribution fees on CDSC shares may exceed the front-end load shares’ initial sales charge and account maintenance fee. Although some investors who previously purchased Institutional shares may no longer be eligible to purchase Institutional shares of other Funds, those previously purchased Institutional shares, together with all BlackRock front-end load and CDSC share holdings, will count toward a right of accumulation that may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing CDSC shares account maintenance and distribution fees will cause CDSC shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing front-end load shares’ account maintenance fees will cause Investor A, Investor A1 and Service shares to have a higher expense ratio, pay lower dividends and have a lower total return than Institutional shares.

  See Part I, Section V “Information on Sales Charges and Distribution Related Expenses — Investor A Sales Charge Information” of each Fund’s Statement of Additional Information for information about amounts paid to the Distributors in connection with Investor A and Investor A1 shares for the periods indicated.

  The Distributors may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times a Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling front-end load shares of a Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

  Reduced Initial Sales Charges

  Certain investors may be eligible for a reduction in or waiver of a sales load due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments.

  Reinvested Dividends. No sales charges are imposed upon shares issued as a result of the automatic reinvestment of dividends.

  Rights of Accumulation. Under the Right of Accumulation, the current value of an investor’s existing Investor class and Institutional shares in any Fund may be combined with the amount of the investor’s current purchase in determining the applicable sales charge. In order to receive the cumulative quantity reduction, previous purchases of Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Institutional shares must be called to the attention of PFPC or your financial adviser or other financial intermediary by the investor at the time of the current purchase.

  Letter of Intent. An investor may qualify for a reduced sales charge immediately by signing a Letter of Intent stating the investor’s intention to invest during the next 13 months a specified amount in Investor class and Institutional shares which, if made at one time, would qualify for a reduced sales charge. The 13 month period begins on the day PFPC receives the Letter of Intent. The investor must instruct PFPC upon making subsequent purchases that such purchases are subject to a Letter of Intent.

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  Purchase Privileges of Certain Persons.

  Qualified Plans. In general, no sales charge will apply to purchases by authorized qualified employee benefit plans (“Qualified Plans”) of Investor A or Investor A1 shares. BlackRock may pay placement fees to dealers on purchases of Investor A shares of all Funds by Qualified Plans.

  Except as noted below these placement fees may be up to the following amounts:

Less than $3,000,000	0.50%
$3 million but less than $15 million	0.25%
$15 million and above	0.15%

  With respect to High Income Fund and U.S. High Yield these placement fees may be up to the following amounts:

Less than $3,000,000	0.75%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

  With respect to Short-Term Bond and Short-Term Municipal and Short-Term U.S. Government these placement fees may be up to the following amounts:

Less than $3,000,000	0.15%
$3 million but less than $15 million	0.10%
$15 million and above	0.05%

  With respect to Real Investment these placement fees may be up to the following amounts:

Less than $3,000,000	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

  For the tables above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Bond Fund Investor A shares will result in a placement fee of up to 0.50% on the first $3 million and 0.25% on the final $1 million).

  Other. The following persons associated with the Fund, the Distributors, the Manager, sub-advisers or PFPC and their affiliates may buy Investor A or, where applicable, Investor A1 shares of each Fund without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners (and their spouses and minor children); (b) employees and retirees (and their spouses and minor children); (c) registered representatives of brokers who have entered into selling agreements with one or both Distributors; (d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c). The following persons may also buy Investor A shares without paying a sales charge: (a) authorized qualified employee benefit plans and rollovers of current investments in a Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) clients of registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund; (e) persons participating in a “wrap account” or similar program under which they pay advisory fees to a broker-dealer or other financial institution; (f) persons participating in an account or program under which they pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (g) MetLife employees. Investors who qualify for any of these exemptions from the sales charge may purchase Investor A shares.

  The CDSC related to purchases of $1,000,000 or more of Investor A or Investor A1 shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.

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  Investor A shares are also available at net asset value to investors that, for regulatory reasons, are required to transfer investment positions from a non-U.S. registered investment company advised by BlackRock or its affiliates to a U.S. registered BlackRock-advised fund

  Acquisition of Certain Investment Companies. Investor A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

  Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Investor A or Investor A1 shares of a Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Manager from time to time.

  Deferred Sales Charge Alternative — Investor C Shares

  Investors choosing the deferred sales charge alternative should consider Investor C shares if they are uncertain as to the length of time they intend to hold their assets in a Fund.

  Investor B and Investor B1 shares generally are not continuously offered but are offered by exchange (Investor B shares only) and also to certain investors who currently hold Investor B or Investor B1 shares for dividend and capital gain reinvestment. In addition, certain qualified employee benefit plans that currently hold Investor B or Investor B1 share may purchase additional Investor B or Investor B1 shares or effect exchanges between Funds in those classes.

  If you select Investor C, Investor C1 or Investor C2 shares, you do not pay an initial sales charge at the time of purchase. Investor C1 and Investor C2 shares generally are not continuously offered but are offered (i) for purchase by certain qualified employee benefit plans and (ii) to certain investors who currently hold Investor C1 shares for dividend and capital gain reinvestment.

  The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for the reduction in initial sales charges. CDSC shares are subject to ongoing account maintenance fees and distribution fees; however, these fees potentially may be offset to the extent any return is realized on the additional funds initially invested in CDSC shares. In addition, Investor B and Investor B1 shares will be converted into Investor A or Investor A1 shares, respectively, of a Fund after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

  BlackRock compensates financial advisers and other financial intermediaries for selling CDSC shares at the time of purchase from its own funds. Proceeds from the CDSC (as defined below) and the distribution fee are paid to the Distributors and are used by the Distributors to defray the expenses of securities dealers or other financial intermediaries (including Merrill Lynch) related to providing distribution-related services to each Fund in connection with the sale of the CDSC shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of each Fund to sell the CDSC shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on CDSC shares is limited by the NASD asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

  Contingent Deferred Sales Charges — Investor B and Investor B1 Shares. If you redeem Investor B or Investor B1 shares within six years of purchase (three years for Investor B1 shares of Bond Fund and Investor B shares of Short Term Municipal and Intermediate Municipal), you may be charged a contingent deferred sales charge (“CDSC”) at the rates indicated in the Fund’s Prospectus and below. The CDSC will be calculated in a manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares acquired through reinvestment of dividends. The order of redemption will be first of shares held for over six years or three years, as applicable, in the case of Investor B shares, next of shares acquired pursuant to reinvestment of dividends, and

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  finally of shares in the order of those held longest. The same order of redemption will apply if you transfer shares from your account to another account. If you exchange your Investor B or Investor B1 shares for Investor B shares of another fund, the CDSC schedule that applies to the shares that you originally purchased will continue to apply to the shares you acquire in the exchange.

  The following table sets forth the CDSC schedule that applies to the Investor B shares for all Funds except Short Term Municipal and Intermediate Municipal and to the Investor B1 shares for all Funds, as applicable, except Bond Fund:

Years Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge*
0 — 1	4.00
1 — 2	4.00
2 — 3	3.00
3 — 4	3.00
4 — 5	2.00
5 — 6	1.00
6 and thereafter	None
*	For Investor B shares purchased before December 1, 2002, the four-year CDSC schedule in effect at that time will apply.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.00% (the applicable rate in the third year after purchase).

  The following table sets forth the CDSC schedule that applies to the Investor B shares for Municipal Bond — Short Term Portfolio and Municipal Intermediate Term and to the Investor B1 shares for Bond Fund:

Years Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge*
0 — 1	1.00
1 — 2	0.50
2 — 3	0.25
3 and thereafter	None
*	For Investor B shares purchased before December 1, 2002, the one-year CDSC schedule in effect at that time will apply.

  Conversion of Investor B Shares and Investor B1 Shares to Investor A Shares and Investor A1 Shares. Approximately ten years after purchase (the “Conversion Period”), Investor B and Investor B1 shares of each Fund will convert automatically into Investor A and Investor A1 shares, respectively, of that Fund (the “Conversion”). The Conversion will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. The Conversion will not be deemed a purchase or sale of the shares for Federal income tax purposes.

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  Shares acquired through reinvestment of dividends on Investor B or Investor B1 shares will also convert automatically to Investor A and Investor A1 shares, respectively. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying the dividend reinvestment shares were outstanding. If at the Conversion Date the Conversion will result in less than $50 worth of Investor B or Investor B1 shares being left in an account, all of the Investor B or Investor B1 shares of the Fund held in the account will be converted into Investor A or Investor A1 shares of the Fund.

  In general, Investor B shares of equity funds will convert approximately eight years after initial purchase and Investor B and Investor B1 shares of taxable and tax-exempt fixed income Funds will convert approximately ten years after initial purchase. A seven year Conversion Period will apply to certain shares of certain Funds issued in connection with the acquisition of another fund. If you exchange Investor B or Investor B1 shares with an eight-year Conversion Period for Investor B shares with a ten-year Conversion Period, or vice versa, the Conversion Period that applies to the shares you acquire in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs.”

  If you own shares of a Fund that, in the past, issued stock certificates and you continue to hold such stock certificates, you must deliver any certificates for Investor B shares of the Fund to be converted to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. If the Transfer Agent does not receive the certificates at least one week prior to the Conversion Date, your Investor B or Investor B1 shares will convert to Investor A or Investor A1 shares, respectively, on the next scheduled Conversion Date after the certificates are delivered.

  Contingent Deferred Sales Charge — Investor C Shares

  Investor C, Investor C1 and Investor C2 shares that are redeemed within one year of purchase may be subject to a 1.00% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether an Investor C, Investor C1 or Investor C2 CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price of Investor C, Investor C1 and Investor C2 shares. In addition, no CDSC will be assessed on Investor C, Investor C1 and Investor C2 shares acquired through reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

  See Part I, Section V “Information on Sales Charges and Distribution Related Expenses —Investor B and Investor C Sales Charge Information” of each Fund’s Statement of Additional Information for information about amounts paid to the Distributors in connection with CDSC shares for the periods indicated.

  Investor B and Investor C Shares — Contingent Deferred Sales Charge Waivers and Reductions

  The CDSC on Investor B, Investor B1, Investor C, Investor C1 and Investor C2 shares is not charged in connection with: (1) redemptions of Investor B, Investor B1, Investor C, Investor C1 and Investor C2 shares purchased through certain authorized qualified employee benefit plans and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70(1)/2 from IRA and 403(b)(7) accounts; (4) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (5) redemptions in connection with a shareholder’s death (including in connection with the distribution of account assets to a beneficiary of the decedent) or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 shares; (6) involuntary redemptions of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 shares in accounts with low balances as described in “Redemption of Shares” below; (7) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the

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  limitations set forth under “Systematic Withdrawal Plan” below; and (8) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no CDSC is charged on Investor B, Investor B1, Investor C, Investor C1 or Investor C2 shares acquired through the reinvestment of dividends or distributions.

  Class R Shares

  Certain of the Funds offer Class R shares as described in each such Fund’s Prospectus. Class R shares are available only to certain retirement plans. Class R shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing distribution fee of 0.25% per year and an ongoing account maintenance fee of 0.25% per year. Distribution fees are used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion. Account maintenance fees are used to compensate securities dealers and other financial intermediaries for account maintenance activities.

  If Class R shares are held over time, these fees may exceed the maximum sales charge that an investor would have paid as a shareholder of one of the other share classes.

  Service Shares. Certain Funds offer Service shares, which are available only to certain investors. Service shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program.

  BlackRock Shares. Certain Funds offer BlackRock shares, which are available only to certain investors. BlackRock shares are offered without a sales charge to institutional investors, registered investment advisers and certain fee-based programs.

  Redemption Fee

  Certain Funds charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. The redemption fee is imposed to the extent that the number of Fund shares redeemed within 30 days exceeds the number of Fund shares that have been held for more than 30 days. For redemptions of Fund shares acquired by exchange, your holding period for the shares exchanged will not be tacked on to the holding period for the Fund shares acquired in determining whether to apply the redemption fee. The redemption fee will not apply in the following circumstances:

•	Redemptions resulting from death or disability
•	Redemptions through a Systematic Withdrawal Plan or Systematic Exchange Plan
•	Redemptions of shares purchased through an Automatic Investment Plan prior to October 2, 2006
•	Redemptions of shares acquired through dividend reinvestment
•	Redemptions of shares held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended, or plans administered as college savings plans under Section 529 of the Internal Revenue Code
•	Redemptions of shares held through advisory asset allocation or fee-based programs that a Distributor determines are not designed to facilitate short-term trading
•	Redemptions by shareholders executing rollovers of current investments in a Fund through qualified employee benefit plans
•	Redemptions by certain other accounts in the absolute discretion of the Funds when a shareholder can demonstrate hardship

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  Distribution Plans

  The distribution plan for each of the front-end load shares, CDSC shares and Class R shares of the Funds (each, a “Plan”) provides that a Fund pays a Distributor an account maintenance fee, accrued daily and paid monthly, at an annual rate based on the average daily net assets of the Fund attributable to shares of the relevant class. This fee compensates a Distributor, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) for account maintenance activities with respect to front-end load shares, CDSC shares and Class R shares of the Funds.

  The Plan for each of the CDSC and Class R shares also provides that the Fund pays a Distributor a distribution fee, accrued daily and paid monthly, at an annual rate based on the average daily net assets of the Fund attributable to the shares of the relevant class. This fee compensates a Distributor, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial advisers or other financial intermediaries for selling CDSC and Class R shares of the Fund.

  Each Fund’s Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Plan to the Fund and the related class of shareholders. In approving a Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that the Plan will benefit the Fund and its related class of shareholders.

  Each Plan provides that, so long as the Plan remains in effect, the non-interested Directors then in office will select and nominate other non-interested Directors. Each Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Plan or such report, the first two years in an easily accessible place.

  Among other things, each Plan provides that the Directors will review quarterly reports of the account maintenance and/or distribution fees paid to a Distributor. Payments under the Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred. As a result, distribution-related revenues from the Plans may be more or less than distribution-related expenses of the related class. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly. Distribution-related revenues consist of the account maintenance fees, the distribution fees and the CDSCs. Distribution-related expenses consist of financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. Distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  See Part I, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to a Distributor under each Plan during the Fund’s most recent fiscal year.

  Limitations on the Payment of Deferred Sales Charges

  The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by Class R shares, and the distribution fee and the CDSC borne by the CDSC shares. This limitation does not apply to the account maintenance fee. The maximum sales charge rule is applied separately to each class and limits the aggregate of distribution fee payments and CDSCs payable by a Fund

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  to (1) 6.25% of eligible gross sales of CDSC shares and Class R shares, computed separately (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

  See Part I, Section V “Information on Sales Charges and Distribution Related Expenses — Limitation on the Payment of Deferred Sales Charge” of each Fund’s Statement of Additional Information for comparative information as of your Fund’s most recent fiscal year end with respect to the CDSC shares and, if applicable, Class R shares of your Fund.

  Other Compensation to Selling Dealers. The Manager, the Distributors and their affiliates, at their expense, currently provide additional compensation to certain financial intermediaries that make Fund shares available to their customers. With respect to affiliates of the Manager or the Distributors, such compensation may be in the form of payments or intercompany transfers.

  The amount of payments made to a financial intermediary in any given year will vary based on the amount of the previous year’s fund sales by a financial intermediary and/or the amount of assets attributable to a financial intermediary. These payments help defray the costs incurred by financial intermediaries for, among other things, providing marketing and other services intended to assist in the offer and sale of Fund shares, for shareholder servicing activities, and/or for sub-transfer agency services provided to individual shareholders where a financial intermediary maintains omnibus accounts with the Fund’s Transfer Agent.

  As of the date of this Statement of Additional Information, the financial intermediaries that the Distributors anticipate will receive additional payments include:

  ADP Broker Dealer Inc.
  AIG Valic Retirement Services
  American Express / Ameriprise Financial
  American Skandia Advisory Services
  Amvescap Services, Inc. Retirement Services
  AST
  AXA Advisors
  Bear Stearns
  Bisys
  BMO Nesbitt Burns Co.
  Boston Financial Data Services, Inc. (BFDS)
  Brown Brothers Harriman Co.
  Ceridian Retirement Plan Services
  Charles Schwab & Co., Inc.
  Chicago Mercantile Exchange
  Citigroup Global Markets
  Citistreet, LLC
  CNS Distributors, Inc.
  Columbia Funds Distributor, Inc.
  Edgewood Services / Federated Trust
  Fascorp / GWFS Equities, Inc.
  Federated Edgewood Services, Inc.
  Fidelity Brokerage Services, LLC / National Financial
  Fidelity Investment Retirement Services
  Fidelity Investments Institutional Operations Company, Inc.
  First Trust — Trustlynx
  First Trust — Datalynx
  Fiserv Securities, Inc.
  Great West / Benefits Corp.
  Hand Benefits & Trust Company

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  Hartford Life Insurance Company
  Hewitt Services, LLC
  HSBC Bank USA (Fedders) Services
  ICMA-RC Services LLC
  Invesmart
  Janney Montgomery Scott
  JP Morgan Retirement Services
  LPL
  M&I Trust
  Manulife Financial Group
  Manulife / John Hancock
  Matrix
  Mercer (Putnam)
  Merrill Lynch, Pierce, Fenner & Smith Incorporated
  Metlife Securities
  MFS Investment Services
  MidAtlantic Capital Corporation
  MSCS Financial Services, LLC
  National Investor Services Corp.
  Nationwide Financial Services, Inc.
  Pershing, LLC
  PFPC / WySTAR
  PNC
  Prudential Investment Management Services
  Prudential Securities, Inc.
  Putnam Fiduciary Trust Company
  RBC Dain Rauscher, Inc.
  Salomon Smith Barney, Inc.
  SEI
  Sungard
  T. Rowe Price Retirement Plans Services Inc.
  TC Advisors
  Trust Company of America
  UBS
  US Asset Management, LLC
  US Bancorp / US Bank National Association
  US Bank
  US Clearing
  USAA
  Vining Sparks
  Wachovia Bank NA
  Wachovia Securities
  Wells Fargo NA Institutional Investments

  REDEMPTION OF SHARES

  Each Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. The value of shares of each Fund at the time of redemption may be more or less than your cost at the time of purchase, depending in part on the market value of the securities held by the Fund at such time. Except for any CDSC or redemption fee that may be applicable, there will be no redemption charge if your redemption request is sent directly to the Transfer Agent. If you are liquidating your holdings you will receive all dividends reinvested through the date of redemption.

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  The right to redeem shares may be suspended for more than seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

  Each Fund, with other investment companies advised by the Manager, has entered into a joint committed line of credit with a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from shareholders in extraordinary or emergency circumstances.

  Redemption

  If you hold shares with the Transfer Agent you may redeem such shares without charge by writing to the Fund’s Transfer Agent, PFPC, Inc., P.O. Box 9819, Providence, Rhode Island 02940. Redemption requests delivered other than by mail should be sent to PFPC, Inc. 101 Sabin Street, Pawtucket, Rhode Island 02860. If you hold share certificates issued by your Fund, the letter must be accompanied by certificates for the shares. Redemption requests should not be sent to the Fund. A redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or Automated Clearing House Network (“ACH”), or $100,000 for a redemption by check; (ii) the Fund does not have verified banking information on file; (iii) the proceeds are not to be paid to the record owner at the record address; or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), whose existence and validity may be verified by the Transfer Agent through the use of industry publications A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association that is a participant in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

  You may also redeem shares held with the Transfer Agent by calling (800) 441-7762. You must be the shareholder of record and the request must be for an amount less than $25,000 or less. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the accountholder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a systematic withdrawal plan is in effect, (v) the request is by an individual other than the accountholder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the account has changed within the last 30 days or share certificates have been issued on the account, or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

  If you redeem shares directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of the proper notice of redemption. A Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which delay will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by the Fund.

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  Service Shares. A Fund may redeem Service shares in any Fund account if the account balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 upon 30 days’ written notice. If a customer has agreed with an institution to maintain a minimum balance in his or her account with the institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Fund to the extent necessary to maintain the minimum balance required.

  Repurchase

  A Fund normally will accept orders to repurchase shares from Selling Dealers for their customers. Shares will be priced at the net asset value of the Fund next determined after receipt of the repurchase order by a Selling Dealer that has been authorized by the Distributors by contract to accept such orders. As to repurchase orders received by Selling Dealers prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the repurchase price is the net asset value determined as of the close of business on the NYSE on that day. If the orders for repurchase are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

  These repurchase arrangements are for your convenience and do not involve a charge by the Fund (other than any applicable CDSC or redemption fee). However, Selling Dealers may charge a processing fee in connection with such transactions. In addition, securities firms that do not have selected dealer agreements with the Distributors may impose a transaction charge for transmitting the notice of repurchase to the Fund. Each Fund reserves the right to reject any order for repurchase. A shareholder whose order for repurchase is rejected by a Fund, however, may redeem shares as set out above.

  Reinstatement Privilege — Investor A Shares

  Upon redemption of any class of shares (other than Class R), a shareholder may reinvest the redemption proceeds (after paying any applicable CDSC or redemption/exchange fee) in Investor A shares of the same Fund without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided the Investor A share class of that Fund is currently open to new investors or the shareholder has a current account in that closed Fund. To exercise this privilege, PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time purchase is made. An investor should consult a tax adviser concerning the tax consequences of use of the reinstatement privilege.

  SHAREHOLDER SERVICES

  Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. You can obtain more information about these services from each Fund by calling the telephone number on the cover page, or from the Distributors, your financial adviser, your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

  Investment Account

  If your account is maintained at the Transfer Agent (an “Investment Account”) you will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in your Investment Account since the last statement. You also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. If your Investment Account is held at the Transfer Agent you may make additions to it at any time by mailing a check directly to the Transfer Agent. You may also maintain an account through a selected securities dealer or other financial intermediary. If you transfer shares out of an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in your name may be opened automatically at the Transfer Agent.

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  You may transfer Fund shares from a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with a Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the new firm. If you wish to transfer your shares to a securities dealer or other financial intermediary that has not entered into an agreement with a Distributor, you must either (i) redeem your shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. You also may request that the new securities dealer or other financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for your benefit whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not. In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued. If you are considering transferring a tax-deferred retirement account, such as an individual retirement account, from one selected securities dealer to another securities dealer or other financial intermediary, you should be aware that if the new firm will not take delivery of shares of the Fund, you must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at the original selected securities dealer for those shares.

  Exchange Privilege

  U.S. shareholders of Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Institutional shares of each Fund have an exchange privilege with certain other Funds. In order to qualify for the exchange privilege, the shares you wish to exchange are required to have a net asset value of at least $100 and must have been held by you for at least 15 days. In addition, if you held the shares used in the exchange for 30 days or less, you may be charged a redemption fee at the time of the exchange. Before effecting an exchange, you should obtain a currently effective prospectus of the fund into which you wish to make the exchange. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

  Exchanges of Investor A, Investor A1 and Institutional Shares. Institutional shares are exchangeable with shares of the same class of other Funds. Investor A and Investor A1 shares are exchangeable for Investor A shares of other Funds.

  Exchanges of Institutional shares outstanding (“outstanding Institutional shares”) for Institutional shares of a second fund or for shares of a money market fund (“new Institutional shares”) are effected on the basis of relative net asset value per Institutional share. Exchanges of Investor A or Investor A1 shares outstanding (“outstanding Investor A shares”) for Investor A shares of a second fund, or for shares of a money market fund (“new Investor A shares”) are effected on the basis of relative net asset value per share.

  Exchanges of Investor B, Investor B1, Investor C, Investor C1 and Investor C2 Shares. Shareholders of certain Funds with Investor B, Investor B1, Investor C, Investor C1 and Investor C2 shares outstanding (“outstanding Investor B or Investor C shares”) may exchange their shares for Investor B or Investor C shares, respectively, of a second fund or for shares of a money market fund (“new Investor B or Investor C shares”) on the basis of relative net asset value per Investor B or Investor C share, without the payment of any CDSC. Certain funds impose different CDSC schedules. If you exchange your Investor B shares for shares of a fund with a different CDSC schedule, the CDSC schedule that applies to the shares exchanged will continue to apply. For purposes of computing the CDSC upon redemption of new Investor B or Investor C shares, the time you held both the exchanged Investor B or Investor C shares and the new Investor B shares or Investor C shares will count towards the holding period of the new Investor B or Investor C shares. For example, if you exchange Investor B shares of a Fund for those of a second Fund after having held the first Fund’s Investor B shares for two-and-a-half years, the 3.00% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later if you decide to redeem the Investor B shares of the second Fund and receive cash, there will be no CDSC due on this redemption since by adding the two-and-a-half year holding period of the first Fund’s Investor B shares to the four year holding period for the second Fund’s Investor B shares, you will be deemed to have held the second Fund’s Investor B shares for more

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  than six years. The length of the CDSC period was extended from four years to six years on June 1, 2001 for certain equity funds and from four to six years (or from one to three years for certain Funds) on December 1, 2002 for certain fixed income funds. Investor B shares of the applicable Funds purchased prior to these dates are subject to the shorter CDSC schedule in effect at the time of purchase. This shorter CDSC schedule will also generally apply to Investor B shares received in exchange for such shares.

  Exchanges for Shares of a Money Market Fund. You may exchange any class of Investor shares for shares of an affiliated money market fund. If you exchange into BlackRock Summit Cash Reserves Fund (“Summit”), a series of BlackRock Financial Institutions Series Trust, you will receive one of two classes of shares: exchanges of Investor A, Investor A1 and Institutional shares of a Fund will receive Investor A shares of Summit and exchanges of Investor B, Investor B1, Investor C, Investor C1 and Investor C2 shares of a Fund will receive Investor B shares of Summit. You may exchange Investor A shares of Summit back into Investor A or Institutional shares of a Fund. You may exchange Investor B shares of Summit back into Investor B or Investor C shares of a Fund and, in the event of such an exchange, the period of time that you held Investor B shares of Summit will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Investor B shares. Investor B shares of Summit are subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Investor B shares. Exchanges of Investor B or Investor C shares of a money market fund other than Summit for Investor B or Investor C shares of a Fund will be exercised at net asset value. However, a CDSC may be charged in connection with any subsequent redemption of the Investor B or Investor C shares of the Fund received in the exchange. In determining the holding period for calculating the CDSC payable on redemption of Investor B and Investor C shares of the Fund received in the exchange, the holding period of the money market fund Investor B or Investor C shares originally held will be added to the holding period of the Investor B or Investor C shares acquired through exchange.

  Exchanges by Participants in Certain Programs. The exchange privilege may be modified with respect to certain participants in mutual fund advisory programs and other fee-based programs sponsored by the Manager, an affiliate of the Manager, or selected securities dealers or other financial intermediaries that have an agreement with a Distributor. See “Fee-Based Programs” below.

  Exercise of the Exchange Privilege. To exercise the exchange privilege, you should contact your financial adviser or PFPC, who will advise each Fund of the exchange. If you do not hold share certificates, you may exercise the exchange privilege by wire through your securities dealer or other financial intermediary. Each Fund reserves the right to require a properly completed exchange application.

  A shareholder who wishes to make an exchange may do so by sending a written request to the Fund c/o PFPC at the following address: PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

  If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

  Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective,

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  policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

  This exchange privilege may be modified or terminated in accordance with the rules of the Commission. Each Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain Funds may suspend the continuous offering of their shares to the general public at any time and may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. The exchange privilege may be applicable to other new mutual funds whose shares may be distributed by a Distributor.

  Fee-Based Programs

  Certain fee-based programs offered by the Manager or its affiliates, or by a selected securities dealer or other financial intermediary that has an agreement with a Distributor, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Institutional shares. Under specified circumstances, participants in certain Programs may exchange their shares in the Program for Institutional shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares or the automatic exchange of shares to another class at net asset value. Shareholders that participate in a fee based Program generally have two options at termination. A Program can be terminated and the shares liquidated or a Program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the Program can be held after termination. Shares that have been held for less than specified periods within a Program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional shares in a Program are eligible to purchase additional shares of the respective share class of the Fund, but purchase of Investor A shares may be subject to upfront sales charges. A shareholder may only make additional purchases of Institutional shares if the shareholder is otherwise eligible to purchase Institutional shares.

  Retirement and Education Savings Plans

  Individual retirement accounts and other retirement and education savings plans are available from your financial intermediary. Under these plans, investments may be made in a Fund (other than a Municipal Fund) and certain of the other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from your financial intermediary.

  Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating to the plan and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

  Automatic Investment Plans

  You may make additions to an Investment Account through a service known as the Automatic Investment Plan. Under the Automatic Investment Plan, a Fund is authorized, on a regular basis, to provide systematic additions to your Investment Account through charges of $50 or more to your regular bank account by either pre-authorized checks or automated clearing house debits. If you buy shares of a Fund through certain accounts, no minimum charge to your bank account is required. Contact your financial adviser or other financial intermediary for more information.

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  Automatic Dividend Reinvestment Plan

  Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Fund unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. Each Fund declares a dividend each day on “settled” shares (i.e., shares for which the particular Fund has received payment in Federal funds) on the first business day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two business days of receipt. Over the course of a year, substantially all of the Fund’s net investment income will be declared as dividends. The amount of the daily dividend for each Fund will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Fund at least annually.

  Systematic Withdrawal Plans

  Shareholders may receive regular distributions from their accounts via a Systematic Withdrawal Plan (“SWP”). Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a business day, on the prior business day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

  Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762. Purchases of additional Investor A shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No CDSC will be assessed on redemptions of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 shares will not be subject to the CDSC if they do not exceed 1% (monthly), 3% (quarterly) and 6% (semi-annually), respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 shares in excess of this limit are still subject to the applicable CDSC.

  For this reason, a shareholder may not participate in the Automatic Investment Plan described above (see “How to Buy, Sell, Transfer and Exchange Shares” in the Fund’s Prospectus) and the SWP at the same time.

  Dividend Allocation Plan

  The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from any Eligible Fund (which means funds so designated by the Distributors from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

  PRICING OF SHARES

  Determination of Net Asset Value

  The net asset value of each class of shares of each Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. Any assets or liabilities initially expressed in terms of foreign

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  currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Net asset value per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time (on a class by class basis), rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributors, are accrued daily.

  The principal asset of each Feeder Fund will normally be its interest in an underlying Master Portfolio. The value of that interest is based on the net assets of the Master Portfolio, which are comprised of the value of the securities held by the Master Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses of the Master Portfolio). Expenses of a Master Portfolio, including the investment advisory fees, are accrued daily. The net asset value of a Feeder Fund is equal to the value of the Feeder Fund’s proportionate interest in the net assets of the Master Portfolio plus any cash or other assets, minus all liabilities (including accrued expenses) of the Feeder Fund. To determine a Feeder Fund’s net asset value per share, the Feeder Fund’s net asset value is divided by the total number of shares outstanding of the Feeder Fund at such time (on a class by class basis), rounded to the nearest cent. Expenses, including fees payable to the Administrator and Distributors, are accrued daily.

  The per share net asset value of front-end load shares, CDSC shares, Service shares and Class R shares generally will be lower than the per share net asset value of Institutional and BlackRock shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to CDSC shares, the daily expense accruals of the account maintenance fees applicable with respect to front-end load shares and Service shares and the daily expense accruals of the account maintenance and distribution fees applicable to Class R shares. Moreover, the per share net asset value of the CDSC shares and Class R shares generally will be lower than the per share net asset value of front-end load shares and Service shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to CDSC shares and the daily expense accruals of the distribution fees applicable to Class R shares of a Fund. In addition, the per share net asset value of CDSC shares generally will be lower than the per share net asset value of Class R shares and Service shares due to the daily expense accruals of the higher distribution fees and higher transfer agency fees applicable to CDSC shares. It is expected, however, that the per share net asset value of all share classes of a Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

  Securities that are held by a Fund that are traded on stock exchanges or the NASDAQ National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors. Long positions traded in the OTC market, NASDAQ Small Cap Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers or by a pricing service approved by the Board of Directors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Manager believes that this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest.

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  Each Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of a Fund under the general supervision of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board of Directors or by the Manager using a pricing service and/or procedures approved by the Board of Directors.

  For Funds organized in a master-feeder structure, each investor in a Master Portfolio may add to or reduce its investment in the Master Portfolio on each day the NYSE is open for trading. The value of each investor’s (including a Feeder Fund’s) interest in a Master Portfolio will be determined after the close of business on the NYSE by multiplying the net asset value of the Master Portfolio by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in the Master Portfolio. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in a Master Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Master Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Master Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Master Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Portfolio by all investors in the Master Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in a Master Portfolio after the close of business of the NYSE or the next determination of net asset value of the Master Portfolio.

  Computation of Offering Price Per Share

  See Part I, Section VI “Computation of Offering Price” of each Fund’s Statement of Additional Information for an illustration of the computation of the offering price for the different classes of shares of your Fund.

  PORTFOLIO TRANSACTIONS AND BROKERAGE

  Transactions in Portfolio Securities

  Subject to policies established by the Board of Directors, the Manager is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Manager generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Manager may select a broker based partly upon brokerage or research services provided to the Manager and its clients, including a Fund. In return for such services the Manager may cause a Fund to pay a higher commission than other brokers would charge if the Manager determines in good faith that the commission is reasonable in relation to the services provided.

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  In the case of Feeder Funds, because each Feeder Fund generally invests exclusively in beneficial interests of a Master Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Master Portfolio.

  Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Manager believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

  To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information that assists in the valuation of investments. Examples of research-oriented services for which the Manager might pay with Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for the Manager’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Fund to the Manager are not reduced as a result of the Manager’s receipt of research services. In some cases the Manager may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs the Manager makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Manager will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Manager faces a potential conflict of interest, but the Manager believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

  From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Manager with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

  The Manager does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Manager neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

  Each Fund anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Fund in the form of Depositary Receipts, or other securities convertible into foreign equity securities. Depositary Receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to

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  the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Fund’s portfolio strategies.

  See Part I, Section VII “Portfolio Transactions and Brokerage” of each Fund’s Statement of Additional Information for information about the brokerage commissions paid by your Fund, including commissions paid to Merrill Lynch, if any, for the periods indicated.

  Each Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

  The Municipal Funds have received an exemptive order under which they may purchase investment grade Municipal Bonds through group orders from an underwriting syndicate of which Merrill Lynch is a member subject to conditions set forth in such order (the “Group Order Exemptive Order”). A group order is an order for securities held in an underwriting syndicate for the account of all members of the syndicate, and in proportion to their respective participation in the syndicate. Under another exemptive order, the Municipal Funds may effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. Please see Part I, Section VII “Portfolio Transactions and Brokerage” of each Fund’s Statement of Additional Information for information regarding transactions executed by your Fund pursuant to these exemptive orders.

  The Funds may not purchase securities, including Municipal Bonds, during the existence of any underwriting syndicate of which BlackRock, Merrill Lynch, BlackRock Institutional Management Corporation (“BIMC”), BlackRock Financial Management, Inc. (“BFM”), PNC Bank, PFPC Trust Company (“PTC”), BlackRock International, Ltd. (“BIL”), PFPC, the Distributors or any affiliated person (as defined in the Investment Company Act) thereof is a member or in a private placement in which any such entity serves as placement agent except pursuant to procedures approved by the Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff or pursuant to the Group Order Exemptive Order. Rule 10f-3 under the Investment Company Act and the Group Order Exemptive Order set forth conditions under which a Fund may purchase Municipal Bonds from an underwriting syndicate of which Merrill Lynch is a member. The rule and the Group Order Exemptive Order set forth requirements relating to, among other things, the terms of an issue of Municipal Bonds purchased by a Fund, the amount of Municipal Bonds that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue.

  Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, each Fund also has retained an affiliated entity of the Manager as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. Please see Part I, Section VII “Portfolio Transactions and Brokerage” of each Fund’s Statement of Additional Information for information on the securities lending fees paid the lending agent by your Fund. In connection with securities lending activities, the lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates, or in a private investment company managed by the lending agent. If a Fund acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Fund’s expenses, and indirectly, the expense of such other entities. However, in accordance with the exemptive order, the manager to the private investment company will not charge any advisory fees with respect to shares purchased by a Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the

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  shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Manager’s waiver of a portion of its advisory fee.

  Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for a Fund in any of its portfolio transactions executed on any securities exchange of which it is a member, appropriate consents have been obtained from each Fund and annual statements as to aggregate compensation will be provided to each Fund.

  The Directors of each Fund have considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by each Fund to the Manager. After considering all factors deemed relevant, the Directors of each Fund made a determination not to seek such recapture. The Directors of each Fund will reconsider this matter from time to time.

  Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by the Manager or its affiliates (collectively, “clients”) when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  Portfolio Turnover

  While a Fund generally does not expect to engage in trading for short term gains, it will effect portfolio transactions without regard to any holding period if, in Fund management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund.

  DIVIDENDS AND TAXES

  Dividends

  Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid as set forth in each Fund’s prospectus. Each Fund will also distribute all net realized capital gains, if any, as set forth in such Fund’s prospectus. From time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, a Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

  For information concerning the manner in which dividends may be reinvested automatically in shares of each Fund, see “Shareholder Services — Automatic Dividend Reinvestment Plan.” Shareholders may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are

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  reinvested in shares of the Fund or received in cash. The per share dividends on front-end load, CDSC and Service shares will be lower than the per share dividends on Institutional shares as a result of the account maintenance, distribution and higher transfer agency fees applicable to CDSC shares, the account maintenance fees applicable to front-end load and Service shares, and the account maintenance and distribution fees applicable to Class R shares. Similarly, the per share dividends on CDSC and Class R shares will be lower than the per share dividends on front-end load shares and Service shares as a result of the distribution fees and higher transfer agency fees applicable to CDSC shares and the distribution fees applicable to Class R shares, and the per share dividends on CDSC shares will be lower than the per share dividends on Class R shares as a result of the higher distribution fees and higher transfer agency fees applicable to CDSC shares.

  Taxes

  Each Fund intends to elect and to qualify or to continue to qualify, as appropriate, for the special tax treatment afforded to regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

  Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders. However, a Municipal Fund’s distributions derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the previous years. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that a sufficient amount of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long term capital losses (together referred to as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are designated as exempt-interest dividends will not be subject to regular federal income tax. Certain dividend income and long-term capital gain are eligible for taxation at a reduced rate that applies to non-corporate shareholders for taxable years beginning prior to January 1, 2011. Under these new rules, a certain portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities, certain types of preferred stock treated as debt for federal income tax purposes and short-term capital gain, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

  Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

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  No gain or loss will be recognized by Investor B or Investor B1 shareholders on the conversion of their Investor B shares into Investor A shares or Investor B1 shares into Investor A1 shares. A shareholder’s tax basis in the Investor A or Investor A1 shares acquired upon conversion will be the same as the shareholder’s tax basis in the converted Investor B or Investor B1 shares, and the holding period of the acquired Investor A or Investor A1 shares will include the holding period for the converted Investor B or Investor B1 shares.

  If a shareholder of a Fund exercises an exchange privilege within 90 days of acquiring the shares of a Fund, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of a Fund will be disallowed if such shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  Certain Funds may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to shareholders who are nonresident aliens and foreign entities, if and to the extent properly designated as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, the Fund intends to make such designations. However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an Internal Revenue Service (“IRS”) Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of the Fund’s distributions will be designated as short-term capital gains or interest income exempt from withholding in the hands of nonresident and foreign stockholders.

  Distributions of a Fund at least 50% of whose asset are “U.S. real property interests,” as defined in the Code and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests (including gains on the sale or exchanges of shares in certain “U.S. real property holding corporations,” which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a foreign shareholder to treat such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the foreign shareholder to file a U.S. federal income tax return.

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  These provisions affecting foreign shareholders generally would apply to distributions with respect to taxable years of the Fund beginning before January 1, 2008. Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability, provided that the required information is timely forwarded to the IRS.

  Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain foreign countries and the U.S. may reduce or eliminate such taxes. Shareholders of certain Funds that invest more than 50% of the value of their assets at the close of a taxable year in foreign securities may be able to claim U.S. foreign tax credits with respect to such foreign taxes paid by the Fund, subject to certain requirements and limitations contained in the Code. For example, certain retirement accounts and certain tax-exempt organizations cannot claim foreign tax credits on investments in foreign securities held in a Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on payments with respect to a security only if the holder of the security meets certain holding period requirements. Both the shareholder and the Fund must meet these holding period requirements, and if the Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. Further, to the extent that a Fund engages in securities lending with respect to security paying income subject to foreign taxes, it may not be able to pass through to its shareholders the ability to take a foreign tax credit. If a Fund satisfies the applicable requirements, such Fund will be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to include their proportionate shares of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A Fund will report annually to its shareholders the amount per share of such foreign taxes and other information needed to claim the foreign tax credit. For this purpose, a Fund will allocate foreign source income among each class of shareholders according to a method similar to that described above for the allocation of dividends taxable at the maximum 15% tax rate.

  Certain transactions entered into by the Funds are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. Funds engaging in transactions affected by these provisions intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

  Passive Foreign Investment Companies

  If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will generally be treated as owning shares in a passive foreign investment company (“PFIC”) for U.S. Federal income tax purposes. A Fund may be subject to U.S. Federal income tax, and an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions

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  from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. However, a Fund may elect to “mark to market” at the end of each taxable year shares that it holds in PFICs. The election is made separately for each PFIC held and, once made, would be effective for all subsequent taxable years, unless revoked with consent from the IRS. Under this election, a Fund would recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted tax basis and as ordinary loss any decrease in such value, but only to the extent of previously recognized “mark-to-market” gains. By making the mark-to-market election, a Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests which may be difficult or impossible to obtain.

  Municipal Funds

  Each Municipal Fund intends to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to holders of all outstanding classes of its shares (together the “shareholders”). Exempt-interest dividends are dividends or any part thereof paid by a Fund that are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund’s shareholders within 60 days after the close of the Fund’s taxable year. A Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) among the Fund’s shareholders according to a method (that it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based upon the gross income that is allocable to each class of shareholders during the taxable year, or such other method as the IRS may prescribe.

  Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of PABs, if any, held by a Fund.

  All or a portion of a Fund’s gains from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

  The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on certain “PABs” issued after August 7, 1986. PABs are bonds that, although tax-exempt, are used for purposes other than those generally performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. A Fund will purchase such

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  “PABs” and will report to shareholders after the close of the calendar year-end the portion of the Fund’s dividends declared during the year that constitute an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

  Each Municipal Fund may engage in interest rate swap transactions. The Federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require a Fund to treat payments received under such arrangements as ordinary income and to amortize payments made under certain circumstances. Because payments received by a Fund in connection with swap transactions will be taxable rather than tax-exempt, they may result in increased taxable distributions to shareholders.

  Please see Part I of your Fund’s Statement of Additional Information for certain state tax information relevant to an investment in California Insured, Florida Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond, as well as information on economic conditions within each applicable state.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. government obligations. State law varies as to whether dividend income attributable to U.S. government obligations is exempt from state income tax.

  Shareholders of each Fund are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes with respect to their Fund. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

  In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. Each Master Portfolio is classified as a partnership for U.S. Federal income tax purposes. If applicable tax provisions were to change, then the Board of Directors of a Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.

  PERFORMANCE DATA

  From time to time a Fund may include its average annual total return and other total return data, and, if applicable, yield and tax-equivalent yield in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield each is based on a Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for each class of shares in accordance with a formula specified by the Commission.

  Quotations of average annual total return, before tax, for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of front-end load shares, and the CDSC that would be applicable to a

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  complete redemption of the investment at the end of the specified period in the case of CDSC shares, but does not take into account taxes payable on dividends or on redemption.

  Quotations of average annual total return, after taxes, on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of front-end load shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares. The taxes due on dividends are calculated by applying to each dividend the highest applicable marginal Federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character (including eligibility for the maximum 15% tax rate applicable to qualified dividend income) of each dividend. The taxable amount and tax character of each dividend are specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

  Quotations of average annual total return, after taxes, on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of front-end load shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest applicable marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character (including eligibility for the maximum 15% tax rate applicable to qualified dividend income) of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

  A Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted in Part I, Section VIII “Fund Performance” of each Fund’s Statement of Additional Information. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of a Fund’s yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the Fund’s yield that is not tax-exempt.

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  See Part I, Section VIII “Fund Performance” of each Fund’s Statement of Additional Information for performance information for the shares of your Fund for the periods indicated.

  A Fund’s total return will vary depending on market conditions, the securities comprising a Fund’s portfolio, a Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

  In order to reflect the reduced sales charges in the case of front-end load shares or the waiver of the CDSC in the case of CDSC shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC waiver and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

  On occasion, a Fund may compare its performance to, among other things, the Fund’s benchmark index indicated in the Prospectus, the Value Line Composite Index, the Dow Jones Industrial Average, or to other published indices, or to performance data published by Lipper Inc., Morningstar, Inc. (“Morningstar”), Money Magazine, U.S. News & World Report, BusinessWeek, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historical performance of a Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period. In addition, from time to time a Fund may include the Fund’s Morningstar risk-adjusted performance ratings assigned by Morningstar in advertising or supplemental sales literature. From time to time a Fund may quote in advertisements or other materials other applicable measures of Fund performance and may also make reference to awards that may be given to the Manager. Certain Funds may also compare their performance to composite indices developed by Fund management.

  A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information or general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. A Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

  PROXY VOTING POLICIES AND PROCEDURES

  Each Fund’s Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund’s portfolio securities. The Manager has adopted policies and procedures (the “Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager’s interest and those of the Manager’s clients are properly addressed and resolved.

  In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of the Manager’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Manager’s Legal Department appointed by the Manager’s General Counsel. The

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  Committee’s membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

  The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

  To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

  The Manager’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

  From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an “Affiliate”), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a “Client”), is involved. The Proxy Voting Procedures and the Manager’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients.

  In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by the CIO

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  (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager’s normal voting guidelines or, on matters where the Manager’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Manager’s fiduciary duties.

  In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

  The Manager has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the boards of directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.
•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.
•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.
•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.
•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.
•	Routine proposals related to requests regarding the formalities of corporate meetings.
•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

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•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

  Information about how a Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission’s web site at http://www.sec.gov.

  GENERAL INFORMATION

  Description of Shares

  Shareholders of a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors and generally on other matters submitted to the vote of shareholders of the Fund. Shareholders of a class that bears distribution and/or account maintenance expenses have exclusive voting rights with respect to matters relating to such distribution and account maintenance expenditures (except that Investor B and Investor B1 shareholders may vote upon any material changes to such expenses charged under the Investor A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of a Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

  No Fund intends to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in each Fund’s Prospectus. Each share of each class of Common Stock is entitled to participate equally in dividends and distributions declared by a Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.

  For Funds organized as Maryland corporations, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of a minimum percentage of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law.

  Certain of the Funds are organized as “Massachusetts business trusts.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust establishing a trust, a copy of which for each applicable Fund, together with all amendments thereto (the “Declaration of Trust”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides for indemnification and reimbursement of expenses out of the trust property for any shareholder held personally liable for the obligations of the trust. The Declaration of Trust also provides that a trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

  Certain Funds are organized as Delaware statutory trusts.

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  See Part I, Section IX “Additional Information — Description of Shares” of each Fund’s Statement of Additional Information for additional capital stock information for your Fund.

  Additional Information

  Under a separate agreement, BlackRock has granted each Fund the right to use the “BlackRock” name and has reserved the right to (i) withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock Advisors, LLC as investment adviser and (ii) to grant the use of such name to any other company.

  See Part I, Section IX “Additional Information — Principal Shareholders” section of each Fund’s Statement of Additional Information for information on the holders of 5% or more of any class of shares of your Fund.

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  APPENDIX A

  Description Of Bond Ratings

  Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Bond Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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  Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

  Description of Moody’s Commercial Paper Ratings / Demand Obligation Ratings

          Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

  Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard &Poor’s”), Debt Ratings

          A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

          The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard &Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

          The issue credit ratings are based, in varying degrees, on the following considerations:

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          I. Likelihood of payment—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II. Nature of and provisions of the obligation;

          III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

  Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C	An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c	The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

A-3

          Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Description of Standard & Poor’s Commercial Paper Ratings

          A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1”for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility

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or variability in total return.

          A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard &Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

          A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

          Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

  Description of Fitch Ratings’ (“Fitch”) Investment Grade Bond Ratings

          Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

          The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

          Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

          Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

          Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

          Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because

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bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory-credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

  Description of Fitch’s Speculative Grade Bond Ratings

          Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

          Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

D DD DDD	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

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  Description of Fitch’s Short term Ratings

          Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

          The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

          Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert	Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

          Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

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